UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2015

Date of reporting period: August 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

American Beacon® FUNDS

2015 ANNUAL REPORT

AUGUST 31, 2015

FLEXIBLE BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Important Information: Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Investments in high yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Although the Fund has a flexible approach to investing, diversification does not ensure against loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2015

Dear Shareholders,

During much of the 12-month period ended August 31, 2015, U.S. stocks in general posted slight gains. U.S. equity markets have had to contend with slower economic growth, modestly higher-than-average valuations, and geopolitical and financial turmoil in Greece. Uncertainty over the timing of the U.S. Federal Reserve’s first interest rate increase since emergency lending rates were established during the financial crisis has also continued to weigh on markets. At the same time, the weakening of many currencies against the U.S. dollar took a toll on total returns for dollar-based investors in many global markets.

In the U.S. fixed-income market, long-duration Treasuries had a positive return and lower-quality bonds represented by high yield had negative returns for the period. For the period under review, the BofA Merrill Lynch 3-Month LIBOR Index returned 0.24%, the Barclays Capital U.S. Aggregate Index returned 1.56%, and the Citi World Government Bond Index—which tracks the performance of more than 20 government bond markets—returned -7.71%.

Our American Beacon Flexible Bond Fund is designed to provide stability, diversification and flexibility. Our investment approach allocates investments across a wide range of global investment opportunities in an effort to achieve positive total returns over a full market cycle regardless of market conditions.

For the 12 months ended August 31, 2015:

•	American Beacon Flexible Bond Fund (Investor Class) returned -3.01%.

Thank you for your continued interest in American Beacon Funds. We are pleased to have a broad range of products that cover the global equity and fixed income markets. For additional information about the Funds or to access your account information, please visit our website www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Global Bond Market Overview

August 31, 2015 (Unaudited)

During the 12-month period ended August 31, 2015, the biggest trouble spot for global growth has been the developing world, especially China. This group of economies represents almost 58% of global GDP and growth there has converged closer to the rate of U.S. growth than at any time since the late 1990s. Brazil, Russia, India and China (“BRIC countries”), which represent about 50% of this region, matched U.S. GDP last year. (In 2007, the U.S. economy was twice as big as the BRICs.) The collective trend in these countries is important. Monetary growth, when adjusted for inflation, is as low as it was in the late 1990s around the time of the emerging-market crisis, and their Purchasing Manager Indices point to recession. The BRICs are a part of the world in need of considerable reflation.

China’s monetary policy is dramatically behind the reflationary curve despite recent rate and reserve requirement cuts. Real interest rates remain elevated because inflation is falling faster than Chinese policymakers are cutting nominal rates as producers liquidate inventories, while deregulation has left corporate lending rates too high. Given the mounting evidence of slowing Chinese growth, the People’s Bank of China decided to weaken the renminbi to help stabilize the Chinese economy and re-establish strong growth. However, a weaker yuan may pump more deflationary pressures into the global economy, as it drives commodity prices down further and depresses emerging market currencies struggling to remain competitive, particularly in Asia.

In other emerging market countries, economic policy is hung up over inflation-pass-through anxiety tied to falling currencies. The decline in many of these currencies has matched the fall in their respective terms of trade. The latter, in turn, are linked to falling commodity prices. Tightening to prop up currencies weakened by a negative terms of trade shock is stagflationary. This stagflation is especially pronounced in Brazil where money growth is close to zero, and the economy is in recession but inflation remains sticky.

Part of the pressure on emerging-market currencies stems from generalized dollar strength along with expectations that the U.S. Federal Reserve (“Fed”) will raise rates this year. But Fed policy is data dependent and dollar strength has hurt the economy. In a world of low nominal income growth, the surge in the U.S. dollar represents an internal tightening visible in reduced profit growth and lower corporate margins. S&P 500 Index revenue growth correlates closely with export growth, which is weak. Similarly, business sales growth correlates closely with producer price inflation, which has been weighed down by global deflationary trends. The Fed wants to end zero interest rate policy, but is struggling to do so with the current global backdrop. Therefore, the Fed has decided to delay the start to tightening given the potent deflationary pressures from outside the U.S. This imported global deflation may also anchor U.S. long yields. Investors are currently overreacting to a potential rate hike and pricing in a hard-landing in China. This uncertainty is causing the U.S. dollar to rally and emerging market currencies, stocks and commodities to sell off.

Europe’s economic fortunes seemed to be on the rise this year. Money growth has been a consistent and reliable indicator of future European growth, and it has been bolstered by a weaker euro, the end of austerity measures and European Central Bank (“ECB”) large-scale asset purchases. Early signs are visible that European credit growth has started to turn as well.

Nonetheless, it would be a mistake to call this a robust recovery or that deflation risks have passed. Market-based measures of inflation expectations have been fairly flat since April 2015, largely due to problematic negotiations with Greece, Chinese growth concerns and the speculation surrounding a Fed rate hike. Greece voted “No” in its austerity referendum, and the European Union (“EU”) gave Greece additional time to implement reform. Looking back, the effect of a “Grexit” is hard to assess. The direct effect on the EU’s Economic and Monetary Union seems small under most conventional guesses of how much it would contract because it is only 2% of eurozone GDP. However, a reasonable chance exists that the Greek economy could implode, which may carry with it more serious repercussions for the EU’s economy as a whole. In any event, it is clear that the ECB may likely double down its efforts to maintain stability and reflationary momentum.

2

American Beacon Flexible Bond Fund SM

Performance Overview

August 31, 2015 (Unaudited)

The Investor Class of the American Beacon Flexible Bond Fund (the “Fund”) returned negative 3.01% for the year ended August 31, 2015. The Fund underperformed the Bank of America Merrill Lynch 3-Month LIBOR Index (the “Index”) return of 0.24% during the same period.

Total Returns for the Period ended 8/31/15

	Ticker	1 Year	3 Years	Since Inception (7/5/2011)	Value of $10,000 7/5/11-8/31/15
Institutional Class (1,2,4)	AFXIX	(2.59)%	0.52%	2.04%	$10,875
Y Class (1,2,4)	AFXYX	(2.68)%	0.44%	1.95%	10,834
Investor Class(1,2,4)	AFXPX	(3.01)%	0.17%	1.75%	10,747
A Class with sales charge (1,2,4)	AFXAX	(7.72)%	(1.56)%	0.39%	10,161
A Class without sales charge (1,2,4)	AFXAX	(3.14)%	0.05%	1.57%	10,669
C Class with sales charge (1,2,4)	AFXCX	(4.81)%	(0.70)%	0.98%	10,412
C Class without sales charge (1,2,4)	AFXCX	(3.81)%	(0.70)%	0.98%	10,412
BofA Merrill Lynch 3-Month LIBOR Index(3)		0.24%	0.28%	0.31%	10,131
Barclays Capital U.S. Aggregate Index (3)		1.56%	1.53%	3.18%	11,393

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to each Class of the Fund was waived and/or reimbursed since inception. Performance prior to waiving and/or reimbursing fees was lower than the actual returns shown since inception.
3.	The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Barclays Capital U.S. Aggregate Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.25%, 1.30%, 1.44%, 1.69%, and 2.44%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Securities held in the Energy and Telecom sectors had a negative impact on performance over the annual period. Additionally, positions in Treasury Inflation Protected Securities were detrimental to Fund performance. Conversely, Fund holdings in the Finance sector, U.S. Treasuries, and Foreign Sovereign bonds all contributed to relative performance.

3

American Beacon Flexible Bond Fund SM

Performance Overview

August 31, 2015 (Unaudited)

The Fund’s holdings in bonds not rated by Standard & Poor’s detracted from performance during the period. Securities held by the Fund in the AA and A credit rating groups had a favorable impact on performance.

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, gain efficient exposure to an asset class, or to manage liquidity. During the period, the Fund’s largest detractor was due to the use of futures, options, swaps, and foreign currency transactions.

Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global investment opportunities, seeking to achieve the Fund’s goal of positive total returns regardless of market conditions over a full market cycle.

Top Ten Holdings (% Net Assets)

U.S. Treasury Note/Bond, 1.625%, Due 7/31/2019		4.8
U.S. Treasury Note/Bond, 2.50%, Due 5/15/2024		4.7
U.S. Treasury Floating Rate Note, 0.104%, Due 1/31/2017		4.2
U.S. Treasury Note/Bond, 1.375%, Due 3/31/2020		2.7
Mexican Bonos Desarrollo, 7.75%, Due 11/13/2042		1.9
U.S. Treasury Floating Rate Note, 0.124%, Due 4/30/2017		1.8
Ford Motor Credit Co. LLC, 1.037%, Due 1/17/2017		1.5
Mexican Bonos, 8.50%, Due 11/18/2038		1.4
Mexican Bonos, 8.50%, Due 5/31/2029		1.3
Fannie Mae TBA, 3.50%, Due 9/14/2045		1.3
Total Fund Holdings	256

Sector Allocation* (% Investments)

Short-term Investments	27.6
U.S. Treasury Obligations	20.7
Sovereign Obligations	15.1
Finance	14.0
Asset-Backed Obligations	6.2
Collateralized Mortgage Obligations	5.1
U.S. Mortgage-Backed Obligations	3.0
Manufacturing	2.8
Service	2.0
Telecommunications	1.4
Energy	1.2
Consumer	0.6
Utilities	0.2
Municipal Obligations	0.1

*	Foreign exchange holdings are excluded. U.S. Treasury Obligations and Short-term Investments may be offset by derivatives exposure.

4

American Beacon Flexible Bond Fund SM

Performance Overview

August 31, 2015 (Unaudited)

Country Allocation (% Investments)

United States	64.4
Mexico	5.8
Brazil	2.9
Spain	2.8
United Kingdom	2.7
Australia	2.4
Cayman Islands	1.7
Hungary	1.6
Indonesia	1.6
South Africa	1.5
Portugal	1.4
New Zealand	1.1
Netherlands	1.1
Malaysia	1.0
South Korea	0.9
Poland	0.8
Slovenia	0.8
Norway	0.6
Germany	0.6
Switzerland	0.6
Qatar	0.6
Chile	0.5
Supranational	0.5
Luxembourg	0.5
Italy	0.4
Ireland	0.4
Greece	0.4
Canada	0.1
British Virgin Islands	0.1
Guernsey	0.1

5

American Beacon Flexible Bond Fund SM

Fund Expenses

August 31, 2015 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on shares purchased and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2015 through August 31, 2015.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period* 3/1/15 - 8/31/15
Institutional Class
Actual	$1,000.00	$974.38	$4.48
Hypothetical **	$1,000.00	$1,020.67	$4.58
Y Class
Actual	$1,000.00	$974.06	$4.93
Hypothetical **	$1,000.00	$1,020.21	$5.04
Investor Class
Actual	$1,000.00	$971.76	$6.31
Hypothetical **	$1,000.00	$1,018.80	$6.46
A Class
Actual	$1,000.00	$971.43	$6.41
Hypothetical **	$1,000.00	$1,018.70	$6.56
C Class
Actual	$1,000.00	$968.34	$10.12
Hypothetical **	$1,000.00	$1,014.92	$10.36

*       Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 0.99%, 1.27%, 1.29%, and 2.04% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

** 5% return before expenses.

6

American Beacon Flexible Bond Fund SM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Flexible Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Flexible Bond Fund (one of the funds constituting the American Beacon Funds) (the “Fund”), as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Flexible Bond Fund at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 30, 2015

7

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

	Par AmountO	Fair Value
	(000’s)	(000’s)
DOMESTIC BANK LOAN OBLIGATIONS—0.39%
Service—0.35%
Hilton Worldwide Finance LLC, 3.50%, Due 10/26/2020 A B C	$835	$833

Telecommunications—0.04%
CCO Safari III LLC, Term Loan 1, 3.50%, Due 1/20/2023 B C	100	100

Total Domestic Bank Loan Obligations (Cost $934)		933

DOMESTIC OBLIGATIONS—23.85%
Consumer—0.65%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, Due 1/15/2019	325	383
BAT International Finance PLC,
1.125%, Due 3/29/2016D E	300	300
9.50%, Due 11/15/2018E F	300	366
Imperial Tobacco Finance PLC, 2.95%, Due 7/21/2020E F	400	397
Kraft Heinz Foods Co., 3.95%, Due 7/15/2025, Acquired 6/23/2015, Cost $100F G	100	102

		1,548

Energy—1.19%
Petrobras Global Finance BV,
3.25%, Due 3/17/2017	200	192
5.375%, Due 1/27/2021	100	88
Ras Laffan Liquefied Natural Gas Co., Ltd III,
6.75%, Due 9/30/2019F	500	585
6.75%, Due 9/30/2019	500	586
Sabine Pass Liquefaction LLC, 5.75%, Due 5/15/2024C	800	782
Sinopec Group Overseas Development 2014 Ltd., 4.375%, Due 4/10/2024D	200	209
Statoil ASA, 0.771%, Due 11/8/2018A	400	398

		2,840

Finance—13.87%
2013-2 Aviation Loan Trust, 2.396%, Due 12/15/2022, Acquired 3/02/2013, Cost $75A F G	80	75
ABN AMRO Bank N.V., 1.094%, Due 10/28/2016A F	1,400	1,405
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 2.75%, Due 5/15/2017	550	545
AGFC Capital Trust I Limited, 6.00%, Due 1/15/2067A F	300	221
American Express Credit Corp., 0.907%, Due 7/31/2018A	820	819
American International Group, Inc., 2.30%, Due 7/16/2019	400	399
Banco Bilbao Vizcaya Argentaria S.A., 9.00%, Due 5/29/2049A D	600	644
Banco Santander Brasil S.A., 4.25%, Due 1/14/2016F	400	402
Banco Santander Chile S.A., 1.186%, Due 4/11/2017A F	880	873
Bank of America Corp.,
6.50%, Due 8/1/2016	1,125	1,178
5.75%, Due 12/1/2017	60	65
6.875%, Due 4/25/2018	350	392
5.65%, Due 5/1/2018	700	762
1.329%, Due 1/15/2019A	700	707
1.154%, Due 4/1/2019A	1,115	1,116
7.625%, Due 6/1/2019	100	118
4.125%, Due 1/22/2024	100	103
Bank of America NA, 5.30%, Due 3/15/2017	250	263
Bank of New York Mellon Corp., 2.20%, Due 5/15/2019	400	400
Citigroup, Inc.,
0.822%, Due 3/10/2017A	575	574
0.820%, Due 5/1/2017A	500	498
1.029%, Due 11/24/2017A	500	497
0.985%, Due 4/27/2018A	595	593
6.125%, Due 5/15/2018	760	838
1.177%, Due 7/30/2018A	200	200
Credit Suisse Group Funding Guernsey Ltd., 3.75%, Due 3/26/2025F	250	242
Credit Suisse/New York NY, 0.975%, Due 4/27/2018A	300	297
Deutsche Bank AG/London, 0.924%, Due 2/13/2017A	1,115	1,114
Goldman Sachs Group, Inc.,
1.421%, Due 11/15/2018A	2,930	2,953
7.50%, Due 2/15/2019	332	388
HBOS PLC, 0.979%, Due 9/6/2017A D E	995	989

See accompanying notes

8

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

	Par AmountO	Fair Value
	(000’s)	(000’s)
HSBC Holdings PLC, 4.25%, Due 8/18/2025E	$200	$198
HSBC USA, Inc., 2.35%, Due 3/5/2020	400	394
International Lease Finance Corp.,
6.75%, Due 9/1/2016F	600	623
7.125%, Due 9/1/2018F	130	144
JPMorgan Chase & Co.,
1.195%, Due 1/25/2018A	640	643
2.75%, Due 6/23/2020	250	251
4.40%, Due 7/22/2020	10	11
3.90%, Due 7/15/2025	200	203
JPMorgan Chase Bank NA, 6.00%, Due 10/1/2017	300	324
Macquarie Bank Ltd.,
5.00%, Due 2/22/2017D	500	524
1.072%, Due 3/24/2017A F	500	501
0.925%, Due 10/27/2017A F	610	609
Macquarie Group Ltd., 1.297%, Due 1/31/2017A F	1,070	1,075
Morgan Stanley,
1.575%, Due 4/25/2018A	2,695	2,734
7.30%, Due 5/13/2019	300	351
1.266%, Due 6/16/2020A	300	300
5.50%, Due 7/24/2020	350	391
Royal Bank of Scotland Group PLC, 2.55%, Due 9/18/2015E	850	850
Royal Bank of Scotland PLC, 9.50%, Due 3/16/2022D E H	300	329
Shinhan Bank, 0.934%, Due 4/8/2017A F	1,430	1,429
UBS AG, 5.125%, Due 5/15/2024D	900	900
Wells Fargo & Co.,
2.125%, Due 4/22/2019	400	400
1.175%, Due 7/22/2020A	100	100
2.60%, Due 7/22/2020	100	100

		33,054

Manufacturing—3.02%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 3.286%, Due 12/15/2019A E F	200	196
Daimler Finance North America LLC,
1.875%, Due 1/11/2018C F	800	799
2.00%, Due 8/3/2018C F	200	199
Ford Motor Credit Co. LLC,
4.207%, Due 4/15/2016C	450	458
1.069%, Due 1/17/2017A C	3,560	3,556
6.625%, Due 8/15/2017C	375	406
1.186%, Due 6/15/2018A C	745	742
General Motors Financial Co. Inc., 3.15%, Due 1/15/2020	125	123
General Motors Financial Co., Inc., 2.75%, Due 5/15/2016	400	403
Schaeffler Holding Finance BV, 6.875%, Due 8/15/2018F I	300	310

		7,192

Service—1.91%
AbbVie, Inc.,
2.50%, Due 5/14/2020	610	603
3.60%, Due 5/14/2025	100	98
Actavis Funding SCS, 3.00%, Due 3/12/2020	100	100
CCO Safari II LLC, 4.464%, Due 7/23/2022C F	100	100
CVS Health Corp., 4.875%, Due 7/20/2035	100	103
Dignity Health, 2.637%, Due 11/1/2019	400	405
DISH DBS Corp., 4.625%, Due 7/15/2017	680	694
HCA, Inc.,
6.50%, Due 2/15/2016	750	763
3.75%, Due 3/15/2019	115	116
6.50%, Due 2/15/2020	800	884
New Red Finance, Inc., 6.00%, Due 4/1/2022F	270	279
Tencent Holdings Ltd., 2.875%, Due 2/11/2020F	200	198
Tenet Healthcare Corp., 3.786%, Due 6/15/2020A F	100	101
Zimmer Biomet Holdings, Inc., 3.15%, Due 4/1/2022	100	97

		4,541

See accompanying notes

9

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

		Par AmountO	Fair Value
		(000’s)	(000’s)
Sovereign—1.56%
Corporacion Andina de Fomento, 0.844%, Due 1/29/2018A		$880	$885
Eksportfinans ASA,
2.375%, Due 5/25/2016		100	100
5.50%, Due 5/25/2016		100	102
5.50%, Due 6/26/2017		600	632
Export-Import Bank of Korea, 5.00%, Due 4/11/2022		200	223
Petrobras Global Finance BV, 2.643%, Due 3/17/2017A		300	284
Slovenia Government Bond,
4.75%, Due 5/10/2018D		1,100	1,169
4.125%, Due 2/18/2019D		200	210
5.85%, Due 5/10/2023D		100	114

			3,719

Telecommunications—1.48%
Altice Financing S.A., 6.625%, Due 2/15/2023F		300	299
Altice Luxembourg S.A., 7.625%, Due 2/15/2025F		500	475
AT&T, Inc.,
1.212%, Due 6/30/2020A		100	100
3.00%, Due 6/30/2022		100	96
3.40%, Due 5/15/2025		300	286
CommScope, Inc., 4.375%, Due 6/15/2020F		160	161
Frontier Communications Corp., 6.25%, Due 9/15/2021		310	284
Sprint Nextel Corp.,
8.375%, Due 8/15/2017		230	245
7.00%, Due 8/15/2020		100	99
Verizon Communications, Inc.,
1.816%, Due 9/15/2016A		730	738
2.036%, Due 9/14/2018A		200	205
3.65%, Due 9/14/2018		300	314
5.15%, Due 9/15/2023		200	219

			3,521

Utilities—0.17%
Dominion Resources, Inc., 1.25%, Due 3/15/2017		400	398

Total Domestic Obligations (Cost $56,899)			56,813

FOREIGN OBLIGATIONS—16.76%
Energy—0.09%
Gazprom OAO Via Gaz Capital S.A., 3.755%, Due 3/15/2017D	EUR	100	113
Petrobras Global Finance BV, 3.75%, Due 1/14/2021	EUR	100	96

			209

Finance—1.57%
Banco Bilbao Vizcaya Argentaria S.A., 7.00%, Due 12/29/2049A D	EUR	1,000	1,136
Banco Popular Español S.A., 11.50%, Due 10/29/2049A D	EUR	200	250
Bank of America Corp. Inflation Indexed, 3.958%, Due 10/21/2025, Acquired 5/08/2014, Cost $255A G J	MXN	3,000	194
BPE Financiaciones S.A., 2.50%, Due 2/1/2017	EUR	100	113
Lloyds Banking Group PLC, 7.625%, Due 12/29/2049D E	GBP	1,000	1,583
Novo Banco S.A.,
5.00%, Due 4/23/2019	EUR	200	229
5.00%, Due 5/23/2019	EUR	100	114
Royal Bank of Scotland PLC, 6.934%, Due 4/9/2018A E	EUR	100	126

			3,745

Sovereign—15.10%
Buoni Poliennali Del Tesoro, 5.00%, Due 8/1/2039D	EUR	550	844
Hellenic Republic Government Bond,
3.375%, Due 7/17/2017F	EUR	100	97
4.75%, Due 4/17/2019D F	EUR	100	93
3.00%, Due 2/24/2034L	EUR	400	244
Hellenic Republic Government International Bond,
3.80%, Due 8/8/2017, Acquired 1/08/2015, Cost $192G	JPY	30,000	206
3.00%, Due 2/24/2041A D L	EUR	100	59
Heta Asset Resolution AG, 2.75%, Due 5/31/2016	CHF	100	65
Hungary Government Bond,

See accompanying notes

10

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

		Par AmountO	Fair Value
		(000’s)	(000’s)
7.00%, Due 6/24/2022	HUF	$180,000	$787
6.00%, Due 11/24/2023	HUF	430,000	1,810
5.50%, Due 6/24/2025	HUF	100,000	409
Indonesia Government Bond,
8.375%, Due 3/15/2024	IDR	9,800,000	681
9.00%, Due 3/15/2029	IDR	17,100,000	1,209
8.75%, Due 2/15/2044	IDR	18,500,000	1,220
Malaysia Government Bond,
3.659%, Due 10/15/2020	MYR	3,010	705
4.048%, Due 9/30/2021	MYR	1,205	282
3.48%, Due 3/15/2023	MYR	4,380	984
Mexican Bonos Desarrollo,
8.50%, Due 5/31/2029K	MXN	43,200	3,092
8.50%, Due 11/18/2038K	MXN	44,910	3,259
7.75%, Due 11/13/2042K	MXN	68,000	4,604
New Zealand Government Bond,
6.00%, Due 5/15/2021D	NZD	2,245	1,664
5.50%, Due 4/15/2023D	NZD	625	465
Nota Do Tesouro Nacional,
10.00%, Due 1/1/2021K	BRL	700	169
10.00%, Due 1/1/2023K	BRL	9,325	2,154
10.00%, Due 1/1/2025	BRL	10,590	2,367
Obrigacoes do Tesouro, 4.95%, Due 10/25/2023F	EUR	1,680	2,255
Poland Government Bond, 3.25%, Due 7/25/2025	PLN	5,545	1,502
Queensland Treasury Corp., 5.75%, Due 7/22/2024D	AUD	2,175	1,865
South Africa Government Bond,
6.75%, Due 3/31/2021	ZAR	7,800	556
6.50%, Due 2/28/2041	ZAR	30,105	1,725
8.75%, Due 2/28/2048	ZAR	8,205	605

			35,977

Total Foreign Obligations (Cost $48,230)			39,931

ASSET-BACKED OBLIGATIONS—6.85%
ACE Securities Corp Home Equity Loan Trust, 0.354%, Due 8/25/2036, 2006 OP2 A1A		943	784
Ameriquest Mortgage Securities Inc., 2.149%, Due 6/25/2034, 2004 R4 M2A		840	642
Carrington Mortgage Loan Trust, 0.459%, Due 2/25/2037, 2007 FRE1 AC3A		500	355
Chase Funding Trust, 5.323%, Due 2/26/2035, 2004-2 1A4		116	118
Citigroup Mortgage Loan Trust, Inc.,
0.569%, Due 1/25/2036, 2006 WFH1 M2		100	91
0.359%, Due 12/25/2036, 2007 AMCI A1A F		626	412
0.279%, Due 1/25/2037, 2007 AMC2 A3A		183	118
Countrywide Asset-Backed Certificates Trust,
0.869%, Due 8/25/2035, 2005 3 MV5A		400	357
0.329%, Due 12/25/2036, 2006 12 1AA		177	155
0.349%, Due 1/25/2037, 2006 13 3AV2A		210	199
0.359%, Due 3/25/2037, 2006 18 2A2		361	332
0.339%, Due 5/25/2037, 2006 21 1A		1,202	1,007
0.399%, Due 6/25/2047, 2007 9 1AA		1,050	783
First Franklin Mortgage Loan Trust, 0.559%, Due 11/25/2035, 2005 FF10 A5A		1,000	708
Fremont Home Loan Trust, 0.369%, Due 2/25/2036, 2006 2 2A3A		334	284
GoldenTree Loan Opportunities VII Ltd., 1.445%, Due 4/25/2025, 2013 7A AF		500	493
GSAMP Trust, 0.319%, Due 12/25/2036, 2007 FM1 A2B		1,602	878
Madison Park Funding Ltd., CLO, 0.501%, Due 3/22/2021, 2007 4A A1AA F		1,430	1,409
Master Specialized Loan Trust, 0.459%, Due 2/25/2036, 2006 2 AA F		919	806
Morgan Stanley ABS Capital I Inc. Trust,
0.249%, Due 7/25/2036, 2006 A2FPA		80	37
0.349%, Due 11/25/2036, 2007 HE1 A2CA		526	311
Morgan Stanley Capital I Inc. Trust, 0.379%, Due 3/25/2036, 2006 MSAC HE2 A2C		19	18
Morgan Stanley Home Equity Loan Trust, 0.299%, Due 4/25/2037, 2007 2 A1A		1,152	657
Nomura Home Equity Loan Inc Home Equity Loan Trust, 0.529%, Due 10/25/2036, 2006 AF1 A4		1,138	462
Oak Hill Credit Partners, 1.407%, Due 4/20/2025, 2013 8A AF		500	494
Oakwood Mortgage Investors, Inc., 6.61%, Due 6/15/2031, 2001 C A3		318	160

See accompanying notes

11

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

	Par AmountO	Fair Value
	(000’s)	(000’s)
RAAC Series Trust, 0.599%, Due 9/25/2045, 2006 SP1 M1A	$800	$650
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3	965	530
Residential Asset Securities Corp., Trust,
0.779%, Due 7/25/2033, 2003 KS5 AIIBA	7	6
0.639%, Due 1/25/2036, 2005 KS12 M1A	175	165
Structured Asset Investment Loan Trust,
0.359%, Due 5/25/2036, 2006 BNC2 A5	898	738
0.349%, Due 9/25/2036, 2006 BNC3 A3	548	440
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 0.369%, Due 12/25/2036, 2006 BC5 A4A	1,274	1,120
Tralee CDO Ltd., 1.637%, Due 7/20/2026, 2014 3A A2F	600	592

Total Asset-Backed Obligations (Cost $16,071)		16,311

COLLATERALIZED MORTGAGE OBLIGATIONS—4.33%
Adjustable Rate Mortgage Trust, 2.761%, Due 9/25/2035, 2005 5 2A1	75	65
American Home Mortgage Investment Trust,
2.314%, Due 10/25/2034, 2004 3 5AA	45	45
1.980%, Due 9/25/2045, 2005 2 4A1A	6	6
Banc of America Alternative Loan Trust, 0.599%, Due 5/25/2035, 2005 4 CB6A	51	39
Banc of America Funding Corporation,
0.413%, Due 4/20/2047, 2007 B A1	646	504
0.503%, Due 5/20/2047, 2007 C 7A5A	290	240
Banc of America Mortgage Securities, Inc., 3.548%, Due 7/20/2032, 2002 G1A3A	14	14
Bear Stearns Adjustable Rate Mortgage Trust,
2.767%, Due 11/25/2030, 2000 2 A1	33	32
2.589%, Due 8/25/2033, 2003 5 2A1A	76	76
2.681%, Due 8/25/2033, 2003 5 1A1A	47	46
2.625%, Due 4/25/2034, 2004 1 22A1A	46	46
3.097%, Due 11/25/2034, 2004 9 22A1A	20	20
2.66%, Due 10/25/2035, 2005 9 A1A	48	47
Bear Stearns Alt-A Trust,
2.620%, Due 11/25/2036, 2006 6 32A1	122	88
5.078%, Due 12/25/2046, 2006 7 23A1	1,002	725
Chase Mortgage Finance Corp.,
5.50%, Due 11/25/2035, 2005 S3 A10	200	197
2.595%, Due 2/25/2037, 2007 A1 1A5	36	35
2.615%, Due 3/25/2037, 2007 A1 12M3A	255	213
Citigroup Mortgage Loan Trust, Inc.,
2.705%, Due 8/25/2035, 2005 3 2A2A	41	41
2.07%, Due 9/25/2035, 2005 6 A3A	41	40
Countrywide Alternative Loan Trust,
5.50%, Due 10/25/2033, 2003 20CB 1A4	181	184
6.00%, Due 10/25/2033, 2003 J2 A1	23	24
0.369%, Due 11/25/2036, 2006 OCB 2A2B	383	372
0.479%, Due 2/25/2037, 2005 81 A1A	18	14
0.413%, Due 7/20/2046, 2006 OA9 2A1AA	12	9
0.389%, Due 9/25/2046, 2006 OA11 A1BA	15	13
0.398%, Due 12/20/2046, 2006 OA17 1A1A	1,309	995
Countrywide Home Loan Mortgage Pass Through Trust,
2.773%, Due 6/25/2033, 2003 27 A1A	39	38
0.959%, Due 9/25/2034, 2004 16 1A4AA	42	39
0.489%, Due 4/25/2035, 2005 3 2A1A	196	163
0.429%, Due 5/25/2035, 2005 9 1A3A	139	117
5.75%, Due 5/25/2037, 2007 5 A51	67	63
Credit Suisse First Boston Mortgage Securities Corp., 2.600%, Due 9/25/2034, 2004 AR8 2A1	25	25
Credit Suisse Mortgage-Backed Trust, 6.00%, Due 7/25/2036, 2006 6 1A4	529	412
Deutsche Alt-A Securities Mortgage Loan Trust, 0.349%, Due 3/25/2037, 2007 AR2 A1	718	514
Fannie Mae Grantor Trust, 6.00%, Due 2/25/2044, 2004 T3 CL 1A1	13	15
Fannie Mae REMIC, 0.399%, Due 10/27/2037, 2007-114 A6	485	479
First Horizon Asset Securities, Inc., 2.523%, Due 2/25/2034, 2004 AR1 2A1A	49	48

See accompanying notes

12

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

		Par AmountO	Fair Value
		(000’s)	(000’s)
GSR Mortgage Loan Trust,
6.00%, Due 3/25/2032, 2003 2F 3A1		$2	$2
2.302%, Due 6/25/2034, 2004 7 3A1		33	32
4.553%, Due 11/25/2035, 2005 AR7 6A1A		29	28
JP Morgan Alternative Loan Trust, 1.792%, Due 5/26/2037, 2008 R3 3A1F		280	249
Morgan Stanley ABS Capital I Inc. Trust, 0.259%, Due 12/25/2036, 2007 HE3 A2AA		477	276
Morgan Stanley Mortgage Loan Trust, 2.128%, Due 6/25/2036, 2006 8AR 5A4A		24	23
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006 ALT1 AF2		10	7
Nomura Asset Acceptance Corp., 7.50%, Due 3/25/2034, 2004 R1 A2F		105	103
Prime Mortgage Trust, 0.699%, Due 2/25/2035, 2006 CL1 A1A		77	73
Residential Accredit Loans, Inc.,
0.449%, Due 2/25/2036, 2006 QA2 1A1A		603	423
0.299%, Due 5/25/2037, 2007 QA3 A1A		324	251
Residential Asset Securitization Trust, 2.521%, Due 12/25/2034, 2004 IP2 4A		76	75
Structured Adjustable Rate Mortgage Loan Trust,
2.441%, Due 5/25/2034, 2004 5 3A2		53	52
2.491%, Due 7/25/2034, 2004 8 3AA		54	54
Structured Asset Mortgage Investments II Trust,
1.594%, Due 2/25/2036, 2005 ARB A2A		898	784
0.429%, Due 5/25/2045, 2005 AR2 2A1A		92	81
Structured Asset Mortgage Investments Trust, 0.885%, Due 11/19/2033, 2003 AR3 A1A		579	544
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 5.50%, Due 5/25/2035, 2005 6 2A14		95	98
WaMu Mortgage Pass Through Certificates,
2.166%, Due 2/25/2033, 2003 AR1 2AA		4	4
2.441%, Due 3/25/2035, 2005 AR3 A1		38	38
5.50%, Due 11/25/2035, 2005 9 2A2		242	238
0.359%, Due 2/25/2037, 2007 HY1 A2AA		307	231
2.411%, Due 3/25/2037, 2007 HY3 4A1A		169	160
1.880%, Due 12/19/2039, 2001 AR5 1A		83	82
0.489%, Due 10/25/2045, 2005 AR13 A1A1		309	286
Wells Fargo Mortgage Backed Securities Trust, 2.711%, Due 3/25/2035, 2005 AR3 2A1A		71	72

Total Collateralized Mortgage Obligations (Cost $9,954)			10,309

FOREIGN COLLATERALIZED MORTGAGE OBLIGATIONS—1.35%
Fondo de Titulizacion de Activos, 0.136%, Due 6/16/2049, 16 A2	EUR	1,026	936
IM Pastor 4 Fondo de Titulizacion de Activos, 0.126%, Due 3/22/2044, 4 A	EUR	1,140	1,072
Rural Hipotecario I Fondo De Titulizacion Hipotecaria, 0.116%, Due 2/17/2050, 9 A2	EUR	421	457
TDA CAM Fondo de Titulizacion de Activos, 0.098%, Due 2/26/2049, 8 A	EUR	781	795

Total Foreign Collateralized Mortgage Obligations (Cost $4,125)			3,260

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS—3.28%
Federal National Mortgage Association—2.93%
3.00%, Due 9/14/2045		2,900	2,919
3.50%, Due 9/14/2045 M		2,900	3,009
4.00%, Due 9/14/2045 M		500	532
4.00%, Due 10/14/2045 M		500	531

			6,991

Government National Mortgage Association—0.35%
3.50%, Due 10/21/2045 M		800	831

Total U.S. Agency Mortgage-Backed Obligations (Cost $7,829)			7,822

U.S. TREASURY OBLIGATIONS—22.78%
U.S. Treasury Inflation Protected Securities—2.37%
0.125%, Due 7/15/2022 J		726	710
0.125%, Due 7/15/2024 J		1,306	1,255
0.25%, Due 1/15/2025 J		906	874
2.375%, Due 1/15/2025 J		924	1,072
2.00%, Due 1/15/2026 J		60	68
2.375%, Due 1/15/2027 J		450	530
3.875%, Due 4/15/2029 J		491	682

See accompanying notes

13

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

	Par AmountO	Fair Value
	(000’s)	(000’s)
0.75%, Due 2/15/2045 J	$507	$456

		5,647

U.S. Treasury Floating Rate Note—5.96%
0.134%, Due 1/31/2017	9,950	9,958
0.124%, Due 4/30/2017 A	4,235	4,237

		14,195

U.S. Treasury Notes/Bonds—14.45%
1.625%, Due 7/31/2019 N	11,400	11,514
1.375%, Due 3/31/2020	6,500	6,467
2.00%, Due 7/31/2022	2,700	2,713
2.50%, Due 5/15/2024	11,000	11,313
2.125%, Due 5/15/2025	50	50
2.00%, Due 8/15/2025	800	786
3.125%, Due 8/15/2044	1,100	1,138
3.00%, Due 5/15/2045	450	455

		34,436

Total U.S. Treasury Obligations (Cost $54,339)		54,278

MUNICIPAL OBLIGATIONS—0.12%
Buckeye Tobacco Settlement Financing Authority, 6.00%, Due 6/1/2042	100	81
City of Chicago IL, 7.75%, Due 1/1/2042	100	96
Illinois State G.O. BAB, 7.35%, Due 7/1/2035	100	107

Total Municipal Obligations (Cost $290)		284

	Shares
SHORT-TERM INVESTMENTS—30.31% (Cost $72,221)
Short-Term Investments—30.31%
JPMorgan U.S. Government Money Market Fund, Capital Class	72,220,726	72,221

TOTAL INVESTMENTS—110.02% (Cost $270,893)		262,162
PURCHASED OPTIONS—0.16% (Cost $476)		386
WRITTEN OPTIONS—(0.19%) (Premiums $526)		(455)
LIABILITIES, NET OF OTHER ASSETS—(9.99%)		(23,804)

TOTAL NET ASSETS—100.00%		$238,289

Percentages are stated as a percent of net assets.

A	The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.
B	Term Loan.
C	LLC - Limited Liability Company.
D	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
E	PLC - Public Limited Company.
F	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $19,169 or 8.04% of net assets. The Fund has no right to demand registration of these securities.
G	Illiquid Security. At period end, the amount of illiquid securities was $577 or 0.24% of net assets.
H	Variable rate.
I	PIK - Payment in Kind.
J	Inflation-Indexed Note.
K	Par value represents units rather than shares.
L	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
M	To Be Announced
N	This security or a piece thereof is held as segregated collateral for interest rate and credit default swaps.
O	In U.S. Dollars unless stated otherwise.

See accompanying notes

14

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

Futures Contracts Open on August 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
90-Day Eurodollar December Futures	Long	51	December 2015	$12,645,327	$43,340
90-Day Eurodollar June Futures	Short	13	June 2016	(3,216,438)	(7,700)
90-Day Eurodollar September Futures	Short	12	September 2016	(2,961,271)	(9,001)
90-Day Eurodollar December Futures	Short	153	December 2016	(37,655,006)	(139,391)
90-Day Eurodollar March Futures	Short	11	March 2017	(2,704,901)	(7,676)
Australian 10-Year Bond September Futures	Long	1	September 2015	89,740	1,917
Canadian 10-Year Bond December Futures	Short	8	December 2015	(871,408)	11,415
Euro BUND December Futures	Short	3	December 2015	(518,150)	2,402
Euro OAT September Futures	Short	38	September 2015	(6,225,148)	(73,236)
U.S. Long Bond December Futures	Short	3	December 2015	(463,614)	(260)
U.S. Treasury 10-Year Note December Futures	Short	75	December 2015	(9,624,002)	94,025
U.S. Ultra Bond December Futures	Long	39	December 2015	6,172,820	5,008

				$(45,332,051)	$(79,157)

Centrally cleared swap agreements outstanding on August 31, 2015:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	3-Month USD-LIBOR	1.50	7/1/2017	USD	10,400	$(20,347)	$(19,629)	$(39,976)
Pay	3-Month USD-LIBOR	1.50	7/1/2017	USD	10,400	30,788	9,188	39,976
Pay	3-Month USD-LIBOR	1.35	9/28/2017	USD	64,250	5,493	(47,414)	(41,921)
Pay	3-Month USD-LIBOR	1.50	12/16/2017	USD	9,000	(38,549)	(37,119)	(75,668)
Pay	3-Month USD-LIBOR	1.75	12/16/2018	USD	2,200	(8,356)	(17,035)	(25,391)
Pay	3-Month USD-LIBOR	1.75	12/16/2018	USD	8,100	(30,200)	(64,977)	(95,177)
Pay	3-Month USD-LIBOR	2.00	12/16/2019	USD	1,200	(5,299)	(14,435)	(19,734)
Pay	6-Month GBP-LIBOR	1.65	1/22/2020	GBP	400	14	(4,293)	(4,279)
Pay	1-Month MXN-TIIE	5.43	6/12/2020	MXN	9,500	168	(774)	(606)
Pay	3-Month USD-LIBOR	2.00	12/16/2020	USD	38,500	161,548	(580,759)	(419,211)
Pay	1-Month MXN-TIIE	5.61	7/7/2021	MXN	7,800	(2,742)	(349)	(3,091)
Pay	1-Month MXN-TIIE	5.63	10/11/2021	MXN	1,200	383	(1,039)	(656)
Pay	1-Month MXN-TIIE	5.66	11/5/2021	MXN	8,700	—	(4,378)	(4,378)
Pay	1-Month MXN-TIIE	5.66	11/9/2021	MXN	2,000	—	(1,024)	(1,024)
Pay	1-Month MXN-TIIE	5.58	11/10/2021	MXN	1,600	—	(1,244)	(1,244)
Pay	6-Month GBP-LIBOR	2.00	3/18/2022	GBP	1,000	(8,982)	(15,131)	(24,113)
Pay	3-Month USD-LIBOR	2.25	12/16/2022	USD	13,200	(105,398)	254,064	148,666
Pay	1-Month MXN-TIIE	5.98	8/26/2024	MXN	800	723	(1,664)	(941)
Pay	1-Month MXN-TIIE	5.89	3/26/2025	MXN	20,000	2,119	(42,077)	(39,958)
Pay	1-Month MXN-TIIE	6.36	6/9/2025	MXN	2,000	—	186	186
Pay	1-Month MXN-TIIE	6.50	6/16/2025	MXN	2,700	1,766	190	1,956
Pay	3-Month USD-LIBOR	2.33	8/19/2025	USD	700	—	(4,259)	(4,259)
Pay	3-Month USD-LIBOR	2.50	12/16/2025	USD	2,000	24,865	(54,999)	(30,134)
Pay	3-Month USD-LIBOR	2.50	12/16/2025	USD	9,400	130,046	(259,874)	(129,828)
Pay	3-Month USD-LIBOR	2.75	12/16/2045	USD	100	5,715	(5,630)	85

						$143,755	$(914,475)	$(770,720)

See accompanying notes

15

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

OTC Swap Agreements Outstanding on August 31, 2015:

Credit Default Swaps on Corporate and Sovereign Securities—Buy Protection (1)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2015(3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
State of Illinois	CBK	1.0000	3/20/2023	2.8370	USD	300	$15,630	$11,212	$26,842
State of Illinois	CBK	1.0000	6/20/2023	2.8729	USD	200	9,301	9,194	18,495
State of Illinois	CBK	1.0000	12/20/2023	2.9416	USD	300	19,842	9,617	29,459

							$44,773	$30,023	$74,796

Credit Default Swaps on Corporate and Sovereign Securities—Sell Protection (2)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 8/31/2015(3) (%)	Curr	Notional Amount (4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Novo Banco, S.A.	GST	5.0000	12/20/2015	3.1384	EUR	200	$—	$1,278	$1,278
People’s Republic of China	CBK	1.0000	12/20/2019	0.9870	USD	1,200	7,597	(6,957)	640

							$7,597	$(5,679)	$1,918

Credit Default Swaps on Credit Indices—Buy Protection (1)

Index/Tranches	Counter- Party	Fixed Pay Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value (5)
Markit ABX	FBF	1.00	5/25/2046	USD	612	$174,069	$(60,877)	$113,192
Markit ABX	GST	1.00	5/25/2046	USD	1,224	294,568	(68,184)	226,384

						$468,637	$(129,061)	$339,576

Credit Default Swaps on Credit Indices—Sell Protection (2)

Index/Tranches	Counter- Party	Fixed Pay Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value (5)
Markit CDX HY	MSC	1.00	6/20/2020	USD	8,600	$137,942	$(66,115)	$71,827
Markit CDX HY	MSC	5.00	6/20/2020	USD	1,584	78,215	(7,426)	70,789
Markit CMBX	GST	0.10	10/12/2052	USD	32	(103)	100	(3)

						$216,054	$(73,441)	$142,613

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes

16

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

(5)	The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation Rate Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Receive	EUR-EXT-CPI	GLM	0.74	1/26/2020	EUR	400	$(1,075)	$(665)	$(1,740)
Receive	EUR-EXT-CPI	BOA	0.71	1/29/2020	EUR	900	(620)	(1,735)	(2,355)
Receive	EUR-EXT-CPI	GLM	0.66	1/30/2020	EUR	1,000	(65)	336	271
Pay	EUR-EXT-CPI	CBK	0.99	3/31/2020	EUR	1,700	(310)	(21,841)	(22,151)
Pay	UK-RPI-CPI	GLM	3.14	1/14/2030	GBP	300	—	(180)	(180)
Pay	UK-RPI-CPI	CBK	3.40	6/15/2030	GBP	10	(9)	424	415
Pay	UK-RPI-CPI	FBF	3.55	11/15/2044	GBP	20	23	1,535	1,558
Pay	UK-RPI-CPI	MYC	3.55	11/15/2044	GBP	20	29	1,529	1,558
Pay	UK-RPI-CPI	FBF	3.45	12/15/2044	GBP	30	(105)	306	201

							$(2,132)	$(20,291)	$(22,423)

Interest Rate Indexed Swaps

Pay/ Receive Floating Rate	Floating Rate Index	Counter- Party	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Fair Value
Pay	1-Year BRL-CDI	DUB	12.180	1/2/2018	BRL	1,000	$(1,170)	$(8,248)	$(9,418)
Pay	1-Year BRL-CDI	BOA	12.360	1/2/2018	BRL	1,900	2,947	(18,041)	(15,094)
Pay	1-Year BRL-CDI	FBF	12.360	1/2/2018	BRL	2,400	3,322	(22,388)	(19,066)
Pay	1-Year BRL-CDI	GLM	12.180	1/2/2018	BRL	1,000	15	(9,433)	(9,418)
Pay	1-Year BRL-CDI	DUB	12.360	1/2/2018	BRL	1,300	1,759	(12,087)	(10,328)
Pay	1-Year BRL-CDI	BOA	12.230	1/4/2021	BRL	500	181	(5,455)	(5,274)
Pay	1-Year BRL-CDI	DUB	12.055	1/4/2021	BRL	18,400	22,874	(277,355)	(254,481)
Pay	1-Year BRL-CDI	DUB	12.230	1/4/2021	BRL	5,600	258	(67,444)	(67,186)
Pay	1-Year BRL-CDI	BRC	12.230	1/4/2021	BRL	4,000	(2,912)	(39,276)	(42,188)
Pay	1-Year BRL-CDI	GLM	12.230	1/4/2021	BRL	1,000	1,251	(11,798)	(10,547)
Pay	1-Year BRL-CDI	CBK	12.230	1/4/2021	BRL	2,000	(1,721)	(19,373)	(21,094)
Pay	1-Year BRL-CDI	BOA	12.055	1/4/2021	BRL	400	(786)	(4,746)	(5,532)
Pay	1-Year BRL-CDI	DUB	12.810	1/4/2021	BRL	600	(135)	(4,286)	(4,421)
Pay	1-Year BRL-CDI	GLM	12.810	1/4/2021	BRL	7,900	8,739	(66,943)	(58,204)
Pay	1-Year BRL-CDI	CBK	12.810	1/4/2021	BRL	500	(92)	(3,592)	(3,684)
Pay	1-Year BRL-CDI	DUB	12.600	1/4/2021	BRL	3,300	170	(28,762)	(28,592)
Pay	1-Year BRL-CDI	FBF	12.560	1/4/2021	BRL	1,200	(119)	(8,533)	(8,652)

							$34,581	$(607,760)	$(573,179)

Purchased options outstanding on August 31, 2015:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call - OTC 2-Year IRS	DUB	3M USD-LIBOR	Pay	0.95	12/1/2015	$1,200	$1,888	$1,320	$568
Call - OTC 2-Year IRS	CBK	3M USD-LIBOR	Pay	0.95	12/1/2015	2,000	3,344	2,220	1,124
Call - OTC 2-Year IRS	MYC	3M USD-LIBOR	Receive	0.95	12/1/2015	14,200	23,745	14,200	9,545
Call - OTC 2-Year IRS	DUB	3M USD-LIBOR	Pay	0.95	12/16/2015	9,500	15,422	10,569	4,853
Call - OTC 2-Year IRS	MYC	3M USD-LIBOR	Pay	0.95	1/6/2016	7,500	13,083	8,250	4,833
Put - OTC 3-Year IRS	MYC	3M USD-LIBOR	Pay	2.90	2/4/2016	11,300	10,132	26,555	(16,423)
Put - OTC 3-Year IRS	MYC	3M USD-LIBOR	Pay	2.90	2/18/2016	11,100	9,332	28,860	(19,528)
Put - OTC 30-Year IRS	BOA	3M USD-LIBOR	Pay	4.21	4/25/2016	1,800	2,506	72,000	(69,494)
Put - OTC 30-Year IRS	DUB	3M USD-LIBOR	Pay	3.75	10/27/2017	1,400	48,199	69,790	(21,591)
Put - OTC 30-Year IRS	DUB	3M USD-LIBOR	Pay	3.75	11/27/2017	1,200	41,989	59,902	(17,913)

							$169,640	$293,666	$(124,026)

See accompanying notes

17

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

Interest Rate Floors

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call - INT FLR USD	BRC	3M USD-LIBOR	Pay	1.63	8/15/2019	$5,000	$44,879	$44,900	$(21)
Call - INT FLR USD	DUB	3M USD-LIBOR	Pay	1.63	8/15/2019	2,500	22,440	22,500	(60)
Call - INT FLR USD	GSC	3M USD-LIBOR	Pay	1.63	8/15/2019	14,000	129,654	89,600	40,054

							$196,973	$157,000	$39,973

OTC European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount (000s)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC ECAL USD versus CNH	FBF	6.40	2/2/2016	417	$11,491	$10,592	$(899)
Call - OTC ECAL USD versus CNH	FBF	7.40	2/2/2016	417	2,611	1,042	(1,569)
Call - OTC ECAL USD versus CNH	BRC	6.50	2/2/2016	417	9,105	7,108	(1,997)
Call - OTC ECAL USD versus CNH	BRC	7.50	2/2/2016	417	2,466	918	(1,548)

					$25,673	$19,660	$(6,013)

Written options outstanding on August 31, 2015:

Interest Rate Swaptions

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call - OTC 10-Year IRS	BOA	3M USD-LIBOR	Receive	2.15	12/1/2015	$(700)	$(6,053)	$(7,607)	$1,554
Call - OTC 10-Year IRS	BOA	3M USD-LIBOR	Receive	2.30	12/1/2015	(3,600)	(50,638)	(14,580)	(36,058)
Call - OTC 10-Year IRS	MYC	3M USD-LIBOR	Receive	2.00	12/16/2015	(2,100)	(12,151)	(25,550)	13,399
Call - OTC 10-Year IRS	MYC	3M USD-LIBOR	Receive	1.75	1/6/2016	(1,600)	(4,454)	(18,040)	13,586
Put - OTC 2-Year IRS	BOA	3M USD-LIBOR	Receive	2.50	2/4/2016	(200)	(167)	(400)	233
Put - OTC 2-Year IRS	CBK	3M USD-LIBOR	Receive	2.50	2/4/2016	(11,100)	(9,108)	(16,928)	7,820
Put - OTC 2-Year IRS	MYC	3M USD-LIBOR	Receive	2.50	2/18/2016	(11,100)	(10,601)	(23,310)	12,709
Put - OTC 5-Year IRS	CBK	3M USD-LIBOR	Pay	5.20	7/29/2016	(1,500)	(30)	(18,373)	18,343
Put - OTC 5-Year IRS	MYC	3M USD-LIBOR	Receive	3.55	10/27/2017	(5,900)	(46,262)	(101,293)	55,031
Put - OTC 5-Year IRS	DUB	3M USD-LIBOR	Receive	3.55	11/27/2017	(2,100)	(17,621)	(36,500)	18,879
Put - OTC 5-Year IRS	DUB	3M USD-LIBOR	Receive	3.46	11/27/2017	(1,300)	(12,074)	(23,730)	11,656
Put - OTC 5-Year IRS	DUB	3M USD-LIBOR	Receive	3.53	11/27/2017	(1,700)	(14,674)	(35,079)	20,405

							$(183,833)	$(321,390)	$137,557

Interest Rate Floors

Description	Counter- party	Floating Rate Index	Pay / Receive Floating Rate	Exercise Rate (%)	Expiration Date	Notional Amount (000s)	Fair Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call - INT FLR USD	DUB	3M USD-LIBOR	Receive	1.00	8/15/2019	$(5,000)	$(22,559)	$(22,500)	$(59)
Call - INT FLR USD	BRC	3M USD-LIBOR	Receive	1.00	8/15/2019	(10,000)	(45,118)	(45,770)	652
Call - INT FLR USD	GSC	3M USD-LIBOR	Receive	1.00	8/15/2019	(28,000)	(129,086)	(89,600)	(39,486)

							$(196,763)	$(157,870)	$(38,893)

See accompanying notes

18

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

European Style Credit Default Swaptions

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount (000s)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Put - CDS USD CDX.IG	BCC	0.90	10/21/2015	$(500)	$(1,067)	$(883)	$(184)

					$(1,067)	$(883)	$(184)

European Foreign Currency Options

Description	Counter- party	Exercise Price	Expiration Date	Notional Amount (000s)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Call - OTC ECAL EUR versus AUD	BOA	1.49	9/28/2015	(611)	$(9,189)	$(39,983)	$(30,794)
Put - OTC EPUT EUR versus AUD	BOA	1.41	9/28/2015	(611)	(4,765)	(32)	4,733
Call - OTC ECAL USD versus BRL	FBF	3.69	10/29/2015	(390)	(6,298)	(13,632)	(7,334)
Call - OTC ECAL USD versus CNY	FBF	6.90	2/2/2016	(833)	(8,959)	(4,719)	4,240
Call - OTC ECAL USD versus CNY	BRC	7.00	2/2/2016	(833)	(8,380)	(3,882)	4,498
Call - OTC ECAL USD versus BRL	BOA	3.96	3/10/2016	(243)	(7,776)	(11,430)	(3,654)

					$(45,367)	$(73,678)	$(28,311)

Forward Currency Contracts Open on August 31, 2015

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CNY	1,651,682	9/14/2015	BCC	$26,015	$—	$26,015
Sell	CNY	1,651,682	9/14/2015	BCC	—	(39,682)	(39,682)
Sell	CNY	1,644,298	11/3/2015	BCC	—	(28,098)	(28,098)
Sell	CNY	130,402	4/7/2016	BCC	719	—	719
Sell	GBP	1,609,691	9/2/2015	BOA	30,706	—	30,706
Sell	TWD	159,592	9/14/2015	BOA	408	—	408
Sell	KRW	421,036	9/17/2015	BOA	—	(4,036)	(4,036)
Sell	CNY	1,166,878	9/29/2015	BOA	—	(24,878)	(24,878)
Sell	MXN	146,759	9/30/2015	BOA	3,241	—	3,241
Buy	KRW	491,043	10/20/2015	BOA	—	(10,957)	(10,957)
Sell	CNY	486,275	11/3/2015	BOA	11,725	—	11,725
Buy	JPY	2,370,664	11/12/2015	BOA	—	(19,398)	(19,398)
Buy	MXN	967,852	9/30/2015	BRC	—	(36,437)	(36,437)
Sell	MXN	63,731	9/30/2015	BRC	1,129	—	1,129
Sell	MXN	817,334	9/30/2015	BRC	13,598	—	13,598
Sell	MXN	87,563	9/30/2015	BRC	2,123	—	2,123
Sell	SGD	603,429	10/9/2015	BRC	5,644	—	5,644
Sell	EUR	5,637,684	9/2/2015	CBK	—	(90,879)	(90,879)
Sell	JPY	18,064,882	9/8/2015	CBK	—	(452,452)	(452,452)
Sell	TWD	445,189	9/14/2015	CBK	—	(1,189)	(1,189)
Buy	MXN	228,920	9/30/2015	CBK	—	(13,520)	(13,520)
Sell	NZD	5,217,628	10/16/2015	CBK	279,402	—	279,402
Sell	CNY	213,946	11/3/2015	CBK	5,054	—	5,054
Sell	EUR	21,715,912	11/13/2015	CBK	—	(549,949)	(549,949)
Buy	INR	24,573	11/18/2015	CBK	—	(890)	(890)
Buy	CNY	130,402	4/7/2016	CBK	—	(9,598)	(9,598)
Sell	BRL	1,409,052	5/3/2016	CBK	173,602	—	173,602
Buy	EUR	1,606,920	9/2/2015	DUB	8,015	—	8,015
Sell	JPY	2,687,153	9/2/2015	DUB	—	(64,319)	(64,319)
Sell	CNY	424,917	9/29/2015	DUB	—	(9,917)	(9,917)
Sell	MXN	68,160	9/30/2015	DUB	2,840	—	2,840
Sell	MXN	669,201	9/30/2015	DUB	22,399	—	22,399
Buy	EUR	1,834,395	10/2/2015	DUB	—	(9,089)	(9,089)
Sell	SGD	312,617	10/9/2015	DUB	14,108	—	14,108
Sell	CNY	1,256,799	11/3/2015	DUB	30,201	—	30,201
Buy	JPY	104,042	11/12/2015	DUB	2,525	—	2,525
Sell	CHF	103,703	11/12/2015	DUB	—	(1,740)	(1,740)
Buy	EUR	170,567	9/2/2015	FBF	1,758	—	1,758

See accompanying notes

19

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	EUR	3,860,198	9/2/2015	FBF	$—	$(57,962)	$(57,962)
Buy	JPY	2,687,153	9/2/2015	FBF	—	(21,502)	(21,502)
Sell	KRW	178,098	9/17/2015	FBF	—	(98)	(98)
Sell	KRW	9,080	9/17/2015	FBF	—	(80)	(80)
Buy	MXN	1,229,442	9/30/2015	FBF	—	(70,356)	(70,356)
Sell	EUR	3,861,884	10/2/2015	FBF	58,013	—	58,013
Sell	JPY	2,688,524	10/2/2015	FBF	21,652	—	21,652
Sell	KRW	1,285,871	10/20/2015	FBF	51,958	—	51,958
Buy	GBP	1,609,691	9/2/2015	GLM	—	(7,142)	(7,142)
Sell	AUD	753,637	9/2/2015	GLM	15,076	—	15,076
Sell	BRL	138,015	9/2/2015	GLM	540	—	540
Sell	CAD	111,735	9/2/2015	GLM	—	(95)	(95)
Buy	TWD	604,781	9/14/2015	GLM	—	(6,253)	(6,253)
Sell	MXN	107,603	9/30/2015	GLM	4,397	—	4,397
Sell	MXN	185,176	9/30/2015	GLM	3,824	—	3,824
Sell	MXN	300,990	9/30/2015	GLM	6,010	—	6,010
Sell	MXN	149,635	9/30/2015	GLM	3,365	—	3,365
Buy	BRL	136,552	10/2/2015	GLM	—	(595)	(595)
Sell	GBP	1,609,418	10/2/2015	GLM	7,131	—	7,131
Sell	TWD	605,013	10/20/2015	GLM	6,876	—	6,876
Sell	GBP	19,941	11/12/2015	GLM	460	—	460
Buy	CLP	312,440	9/28/2015	HUS	—	(37,797)	(37,797)
Buy	CLP	4,491,523	10/19/2015	HUS	—	(352,687)	(352,687)
Buy	NOK	2,246,449	10/20/2015	HUS	—	(24,003)	(24,003)
Buy	SEK	2,424,272	10/21/2015	HUS	14,548	—	14,548
Buy	CLP	1,258,090	11/10/2015	HUS	—	(14,677)	(14,677)
Sell	AUD	1,914,123	11/16/2015	HUS	43,917	—	43,917
Sell	SGD	3,955,832	11/16/2015	HUS	25,852	—	25,852
Buy	INR	3,604,325	11/19/2015	HUS	—	(15,247)	(15,247)
Buy	NZD	300,045	10/16/2015	JPM	—	(11,252)	(11,252)
Sell	MXN	148,798	9/30/2015	RBS	3,202	—	3,202

					$902,033	$(1,986,774)	$(1,084,741)

Borrowing and Other Financing Transactions

Reverse Repurchase Agreements

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed		Payable for Reverse Repurchase Agreements
Royal Bank of Scotland (1)	0.30%	8/26/2015	9/3/2015	$7,790,625	(4)	$7,790,625
Societe Generale (2)	0.23%	8/18/2015	9/2/2015	50,000	(5)	50,000
Societe Generale (3)	0.24%	8/27/2015	9/4/2015	459,563	(5)	459,563

				$8,300,188		$8,300,188

Short Sales

Type of Investment	Description	Coupon (%)	Maturity Date	Principal Amount (000s)	Proceeds	Fair Value
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	4.50	9/14/2045	$(7,300)	$(7,876,484)	$(7,911,375)
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	4.00	10/14/2045	(500)	(531,172)	(530,351)
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	3.50	9/14/2045	(2,300)	(1,970,656)	(1,966,069)
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	3.50	10/14/2045	(1,900)	(2,380,500)	(2,386,699)
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	4.00	9/14/2045	(500)	(531,016)	(531,504)
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	3.00	10/14/2045	(5,200)	(5,214,766)	(5,216,453)
U.S. Agency Mortgage-Backed Obligation	Fannie Mae TBA	3.00	9/14/2045	(2,100)	(2,104,594)	(2,113,847)
U.S. Treasury Obligation	U.S. Treasury N/B	3.00	5/15/2045	(350)	(357,240)	(354,047)

					$(20,966,428)	$(21,010,345	)(6)

See accompanying notes

20

American Beacon Flexible Bond FundSM

Schedule of Investments

August 31, 2015

1)	Collateralized by a U.S. Treasury N/B valued at $7,790,625, 2.500%, 5/15/2024.
2)	Collateralized by a U.S. Treasury N/B valued at $50,000, 2.125%, 5/15/2025.
3)	Collateralized by a U.S. Treasury N/B valued at $459,563, 3.000%, 5/15/2045.
4)	The average amount of borrowing during the period ended August 31, 2015 was $3,587,831 at a weighted average interest rate of 0.01%.
5)	The average amount of borrowing during the period ended August 31, 2015 was $2,278,074 at a weighted average interest rate of 0.38%.
6)	Short sales represent 8.82% of total net assets.

Glossary

Counterparty Abbreviations:
BCC	Barclays Capital	FBF	Credit Suisse International	JPM	JPMorgan Chase Bank, N.A.
BOA	Bank of America, N.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co. Inc.
BRC	Barclays Bank PLC	GSC	Goldman Sachs Capital Markets	MYC	Morgan Stanley Capital Services
CBK	Citibank, N.A.	GST	Goldman Sachs International	RBS	Royal Bank of Scotland PLC
DUB	Deutsche Bank AG	HUS	HSBC Bank USA

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	TWD	Taiwanese Dollar
BRL	Brazilian Real	JPY	Japanese Yen	USD	United States Dollar
CAD	Canadian Dollar	KRW	South Korean Won	ZAR	South African Rand
CHF	Swiss Franc	MXN	Mexican Peso
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar

Index Abbreviations:
ABX	Asset Backed Securities Index	CDX.IG	Credit Derivatives Index—Investment Grade	EXT-CPI	Consumer Price Index, Excluding Tobacco
CDX.HY	Credit Derivatives Index – High Yield	CMBX	Commercial Mortgage Backed Securities Index	RPI	Retail Price Index

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Other Abbreviations:
CCP	Central Counterparty Clearing House	ECAL	European-style Call	LIBOR	London Interbank Offer Rate
CDI	CETIP Deposito Interbancario	EPUT	European-style Put	TIIE	Tasa de Intere’s Interbancaria de Equilibrio
CDS	Credit Default Swap	IRS	Interest Rate Swap	TBA	To be announced

See accompanying notes

21

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2015 (in thousands, except share and per share amounts)

Assets:
Investments in unaffiliated securities, at fair value A	$262,162
Foreign currency, at fair value B	233
Purchased options and swaptions outstanding (premiums paid $451) C	386
Cash	423
Swap premium paid	1,143
Swap Income receivable	57
Deposit with brokers for futures contracts	1,201
Receivable for investments sold	34,737
Receivable for fund shares sold	170
Dividends and interest receivable	1,153
Receivable for tax reclaims	26
Receivable for expense reimbursement (Note 2)	84
Receivable for foreign currency contracts sold	307
Receivable for options sold	293
Receivable for variation margin from open futures contracts	75
Unrealized appreciation from swap agreements	299
Unrealized appreciation from foreign currency contracts	902
Prepaid expenses	41
Cash due from broker	2,531

Total assets	306,223

Liabilities:
Payable for investments purchased	32,818
Payable for fund shares redeemed	179
Payable for short sales	21,010
Payable for reverse repurchase agreements	8,300
Swap premium received	229
Swap income payable	70
Payable for written options	291
Written options, at fair value (premiums received $526)	455
Management and investment advisory fees payable	122
Administrative service and service fees payable	78
Transfer agent fees payable	6
Custody and fund accounting fees payable	43
Professional fees payable	153
Prospectus and shareholder reports fees payable	9
Trustee fees payable	3
Payable for variation margin from open futures contracts	161
Unrealized depreciation of swap agreements	2,020
Unrealized depreciation from foreign currency contracts	1,987

Total liabilities	67,934

Net assets	$238,289

Analysis of Net Assets:
Paid-in-capital	254,258
Undistributed (or overdistribution of) net investment income	8,200
Accumulated net realized (loss)	(12,472)
Unrealized appreciation of investments	584
Unrealized depreciation of foreign currency contracts	(10,417)
Unrealized depreciation of futures contracts	(79)
Unrealized depreciation of swap agreements	(1,721)
Unrealized depreciation of options and swaptions contracts	(20)
Unrealized depreciation of short sales	(44)

Net assets	$238,289

See accompanying notes

22

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

August 31, 2015 (in thousands, except share and per share amounts)

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	16,792,399

Y Class	4,531,124

Investor Class	774,431

A Class	1,562,418

C Class	736,197

Net assets (not in thousands):
Institutional Class	$164,119,296

Y Class	$44,284,677

Investor Class	$7,560,586

A Class	$15,190,886

C Class	$7,133,191

Net asset value, offering and redemption price per share:
Institutional Class	$9.77

Y Class	$9.77

Investor Class	$9.76

A Class	$9.72

A Class (offering price)	$10.20

C Class	$9.69

A Cost of investments in unaffiliated securities	$270,893
B Cost of foreign currency	$252
C Cost of purchased options outstanding	$476

See accompanying notes

23

American Beacon Flexible Bond FundSM

Statement of Operations

For the year ended August 31, 2015 (in thousands)

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$62
Interest income	8,593

Total investment income	8,655

Expenses:
Management and investment advisory fees (Note 2)	1,418
Administrative service fees (Note 2):
Institutional Class	468
Y Class	119
Investor Class	36
A Class	63
C Class	28
Transfer agent fees:
Institutional Class	60
Y Class	1
Investor Class	1
A Class	4
C Class	1
Custody and fund accounting fees	389
Professional fees	265
Registration fees and expenses	75
Service fees (Note 2):
Y Class	40
Investor Class	30
A Class	31
C Class	14
Distribution fees (Note 2):
A Class	52
C Class	92
Prospectus and shareholder report expenses	36
Trustee fees	12
Other expenses	27

Total expenses	3,262

Net fees waived and expenses reimbursed (Note 2)	(855)

Net expenses	2,407

Net investment income	6,248

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	2,548
Foreign currency transactions	9,314
Futures contracts	(4,270)
Swap agreements	(6,823)
Options and swaptions contracts	446
Change in net unrealized appreciation or (depreciation) of:
Investments	(6,193)
Foreign currency transactions	(11,622)
Futures contracts	1,620
Swap agreements	1,626
Options and swaption contracts	56
Short sales	69

Net (loss) from investments	(13,229)

Net (decrease) in net assets resulting from operations	$(6,981)

A Foreign taxes	$57

See accompanying notes

24

American Beacon Flexible Bond FundSM

Statement of Changes of Net Assets (in thousands)

	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$6,248	$4,998
Net realized gain (loss) from investments, foreign currency transactions, futures contracts, swap agreements and option and swaptions contracts	1,215	(5,453)
Change in net unrealized appreciation or (depreciation) from investments, foreign currency transactions, futures contracts, swap agreements, option and swaptions contracts, and short sales	(14,444)	10,002

Net increase (decrease) in net assets resulting from operations	(6,981)	9,547

Distributions to Shareholders:
Net investment income:
Institutional Class	(4,119)	(2,789)
Y Class	(1,023)	(621)
Investor Class	(349)	(652)
A Class	(525)	(457)
C Class	(139)	(72)
Net realized gain from investments:
Institutional Class	—	(1,025)
Y Class	—	(253)
Investor Class	—	(349)
A Class	—	(275)
C Class	—	(92)

Net distributions to shareholders	(6,155)	(6,585)

Capital Share Transactions:
Proceeds from sales of shares	81,294	114,770
Reinvestment of dividends and distributions	5,888	6,267
Cost of shares redeemed	(113,676)	(125,983)

Net (decrease) in net assets from capital share transactions	(26,494)	(4,946)

Net (decrease) in net assets	(39,630)	(1,984)

Net Assets:
Beginning of period	277,919	279,903

End of Period *	$238,289	$277,919

*Includes undistributed (or overdistribution of) net investment income	$8,200	$(832)

See accompanying notes

25

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of August 31, 2015, the Trust consists of thirty-one active series, one of which is presented in this filing (the “Fund”): American Beacon Flexible Bond Fund. The remaining thirty active series are reported in separate filings.

Effective April 30, 2015 American Beacon Advisors, Inc. (the “Manager”) became a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, two prominent private equity firms. Prior to April 30 the Manager was a wholly-owned subsidiary of Lighthouse Holdings, Inc. which was indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms.

The Flexible Bond Fund is a commodity pool, as defined in the regulations of the Commodity Futures Trading Commission (the “CFTC”) and operated by the Manager, a commodity pool operator registered with the CFTC.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	General public and investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees, and distribution fees and vary amongst the classes as described more fully in Note 2.

New Accounting Pronouncement

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, “Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Fund’s financial statement disclosures.

26

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory and fund management services. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager and the Trust. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund 0.05% of the average daily net assets. The Fund pays the unaffiliated investment advisors hired to direct investment activities of the Fund. Management fees paid by the Fund during the year ended August 31, 2015 were as follows (dollars in thousands):

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
0.60%	$1,418	$1,299	$119

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class of the Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating funds. During the year ended August 31, 2015, the Fund did not utilize the credit facility.

27

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the classes of the Fund to the extent that total annual fund operating expenses exceeded the Fund’s expense cap. During the year ended August 31, 2015, the Manager reimbursed expenses as follows:

	Expense Cap
Class	9/1/14 - 8/31/15	Reimbursed Expenses	Expiration of Reimbursements
Institutional	0.90%	$580,034	2018
Y	0.99%	137,152	2018
Investor	1.27%	28,305	2018
A	1.29%	76,501	2018
C	2.04%	32,625	2018

Of these amounts, $84,171 is receivable from the Manager, as of August 31, 2015. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2018. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability is $378,404 and $854,833 expiring in 2016 and 2017, respectively. The Fund did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely.

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2015 Foreside collected $2,515 from the sale of A Class Shares.

A contingent deferred sales charge (“CDSC”) of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2015, there were no CDSC fees collected for the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2015, CDSC charges of $2,602 were collected.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

28

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Level 2 securities are fixed-income securities that are valued using observable inputs as stated above.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

29

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading

30

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Fund’s investments are summarized by level based on the inputs used to determine their values. U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for transfers between levels of the Fund’s assets and liabilities. As of August 31, 2015, the investments were classified as described below (in thousands):

Flexible Bond Fund (1)	Level 1	Level 2	Level 3	Total
Domestic Bank Loan	$—	$933	$—	$933
Domestic Obligations	—	56,813	—	56,813
Foreign Obligations	—	39,931	—	39,931
Asset-Backed Obligations	—	16,311	—	16,311
Collateralized Mortgage Obligations	—	10,309	—	10,309
Foreign Collateralized Mortgage-Backed Obligations	—	3,260	—	3,260
U.S. Agency Mortgage-Backed Obligations	—	7,822	—	7,822
U.S. Treasury Obligations	—	54,278	—	54,278
Municipal Obligations	—	284	—	284
Short-Term Investments – Money Market Funds	72,221	—	—	72,221

Total Investments in Securities	$72,221	$189,941	$—	$262,162

Other Financial Instruments—Assets	Level 1	Level 2	Level 3	Total
Purchased Options Outstanding	$—	$386	$—	$386
Futures Contracts	158	—	—	158
Interest Rate Swaps	—	191	—	191
Inflation Swap Agreements	—	4	—	4
Credit Default Swap Agreements	—	559	—	559
Forward Currency Contracts	—	902	—	902

	$158	$2,042	$—	$2,200

31

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Other Financial Instruments—Liabilities	Level 1	Level 2	Level 3	Total
Short Sales	$—	$(21,010)	$—	$(21,010)
Reverse Repurchase Agreement	—	(8,300)	—	(8,300)
Written Options Outstanding	—	(455)	—	(455)
Futures Contracts	(237)	—	—	(237)
Interest Rate Swap Agreements	—	(1,535)	—	(1,535)
Inflation Swap Agreements	—	(26)	—	(26)
Forward Currency Contracts	—	(1,987)	—	(1,987)

	$(237)	$(33,313)	$—	$(33,550)

(1)	Refer to the Schedule of Investments for Industry Information

The following is a reconciliation of Level 3 assets of the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Asset-Backed Obligations	Domestic Obligations	Foreign Obligations	Totals
Beginning Balance as of 8/31/2014	$—	$339	$5	$344
Net Purchases	—	—	—	—
Net Sales	—	339	4	343
Accrued Discounts/(Premiums)	—	—	—	—
Realized Gain/(Loss)	—	—	(1)	(1)
Net Change in Unrealized Appreciation/(Depreciation)	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Ending Balance 8/31/2015	$—	$—	$—	$—

Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 8/31/2015(2)	$—	$—	$—	$—

[2]	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statement of Operations.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

32

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Dividends to Shareholders

Dividends from net investment income of the Fund normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable. For the year ended August 31, 2015, the Fund did have commission recapture.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

4. Securities and other Investments

Emerging Markets Debt

The Fund may invest in emerging markets debt. The Fund’s emerging markets debt securities may include obligations of government and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging markets governments, such issues may be unwilling to pay interest and repay principal when due, either due to inability to pay or submission to political pressure not to pay, and as a result my default, declare temporary suspensions of interest payments or require that the conditions of payments be renegotiated.

Repurchase Agreements

A repurchase agreement is a fixed income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian.

33

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, American Depositary Receipts, exchange-traded funds and convertible securities. There is no percentage restriction on each Fund’s ability to enter into repurchase agreements with terms of seven days or less.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal value to the repurchase price.

Certificate of Deposit

A savings certificate entitling the bearer to receive interest. A Certificate of Deposit (“CD”) bears a fixed maturity date, has a specified fixed interest rate, and can be issued in any denomination. CDs are generally issued by commercial banks and are currently insured by the Federal Deposit Insurance Corporation (FDIC) up to a maximum of $250,000. CDs are generally offered at terms ranging from one month to five years.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

34

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Pay-In-Kind Securities

The Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding as of August 31, 2015 are disclosed in the Notes to the Schedule of Investments.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

35

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to

36

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

37

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Short Sales

The Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of August 31, 2015, short positions were held by the Fund.

Master Agreements

The Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

38

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Options

For the year ended August 31, 2015, the Fund purchased/sold options primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s option and swaption contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end (in thousands).

39

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Average Purchased Option and Swaption Notional Amounts Outstanding
Fund	Year ended August 31, 2015
Flexible Bond	$1,386,297

Average Written Option and Swaption Notional Amounts Outstanding
Fund	Year ended August 31, 2015
Flexible Bond	$2,129,427

Straddle Options

The Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

40

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

41

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of August 31, 2015 for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

For the year ended August 31, 2015, the Fund entered into credit default swaps primarily for return enhancement hedging and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (in thousands).

Average Credit Default Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2015
Flexible Bond	$39,782

42

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

For the year ended August 31, 2015, the Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (in thousands).

Average Interest Rate Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2015
Flexible Bond	$5,271,672

Over-the-Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

Total Return Swap Agreements

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

For the year ended August 31, 2015, the Fund didn’t have any total return swap agreements outstanding.

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount.

43

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

The Fund’s inflation swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of inflation swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (in thousands).

Average Inflation Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2015
Flexible Bond	$46,868

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

For the year ended August 31, 2015, the Fund entered into foreign currency exchange contracts primarily for return enhancement and hedging.

The Fund’s foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the average quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end (in thousands).

Average Forward Foreign Currency Notional Amount Outstanding – Purchased Contracts
Fund	Year ended August 31, 2015
Flexible Bond	$70,864

Average Forward Foreign Currency Notional Amount Outstanding – Sold Contracts
Fund	Year ended August 31, 2015
Flexible Bond	$133,802

44

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended August 31, 2015, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Fund’s futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding each quarter end.

Average Futures Contracts Outstanding
Fund	Year ended August 31, 2015
Flexible Bond	595

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of August 31, 2015 (in thousands):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Unrealized appreciation of foreign currency contracts	$—	$902	$—	$—	$902
Receivable for variation margin from open futures contracts(2)	—	—	158	—	158
Unrealized appreciation from swap agreements	31	—	264	4	299
Purchased options and swaptions outstanding	—	20	366	—	386

	$31	$922	$788	$4	$1,745

Liabilities:
Unrealized depreciation of foreign currency contracts	$—	$(1,987)	$—	$—	$(1,987)
Payable for variation margin from open futures contracts(2)	—	—	(237)	—	(237)
Unrealized depreciation from swap agreements	(210)	—	(1,178)	(632)	(2,020)
Written options and swaptions outstanding	(1)	(74)	(380)	—	(455)

	$(211)	$(2,061)	$(1,795)	$(632)	$(4,699)

45

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

The effect of financial derivative instruments on the Statement of Operations for the year ended August 31, 2015 (in thousands):

	Derivatives not accounted for as hedging instruments
Realized gain (loss) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from foreign currency transactions	$—	$17,785	$—	$—	$17,785
Net realized gain (loss) from futures contracts	—	(26)	(4,296)	52	(4,270)
Net realized gain (loss) from swap agreements	(889)	—	(5,934)	—	(6,823)
Net realized gain (loss) from option and swaption contracts	55	672	(284)	3	446

	$(834)	$18,431	$10,514	$55	$7,138

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) from foreign currency contracts	$—	$(3,189)	$—	$—	$(3,189)
Change in net unrealized appreciation or (depreciation) from futures contracts	1,683	(120)	57	—	1,620
Change in net unrealized appreciation or (depreciation) from swap agreements	490	—	1,764	(628)	1,626
Change in net unrealized appreciation or (depreciation) from option and swaption contracts	(29)	(306)	395	(4)	56
Change in net unrealized appreciation or (depreciation) from short sales	69	—	—	—	69

	$2,213	$(3,615)	$2,216	$(632)	$182

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Fund’s income. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Fund’s investments may be illiquid and the Fund may not be able to vary the portfolio investments in response to changes in economic and other conditions. If the Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

Market Risks

The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

46

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

47

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Offsetting Assets and Liabilities

The Fund is party to enforceable master netting agreements between brokers and counterparties, such as ISDA, Master Repo Agreements and Master Forward Agreements which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. Exchange traded futures and centrally cleared swap positions are not subject to master netting agreements, and as such are not included within the table. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, August 31, 2015 (in thousands).

Flexible Bond Fund

Offsetting of Financial Assets and Derivative Assets as of August 31, 2015

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Swap Agreements	$36	$—	$36
Purchased Options and Swaptions Outstanding	386	—	386
Foreign Currency Contracts	902	—	902

	$1,324	$—	$1,324

Offsetting of Financial Liabilities and Derivative Liabilities as of August 31, 2015

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Reverse Repurchase Agreement	$(8,300)	$—	$(8,300)
Swap Agreements	(842)	—	(842)
Written Options and Swaptions Outstanding	(455)	—	(455)
Foreign Currency Contracts	(1,987)	—	(1,987)

	$(11,584)	$—	$(11,584)

48

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2015

	Net amount of Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Bank of America, N.A.	$(149)	$—	$—	$(149)
Barclays Bank PLC	(49)	—	—	(49)
Barclays Capital	(42)	—	—	(42)
CitiBank, N.A	(688)	—	—	(688)
Credit Suisse International	(113)	—	(300)	187
Credit Suisse Securities USA LLC	—	—	292	(292)
Deutsche Bank AG	(340)	—	(170)	(170)
Goldman Sachs Bank USA	(55)	—	—	(55)
Goldman Sachs Capital Market LP	1	—	56	(55)
Goldman Sachs International	(67)	—	(350)	283
HSBC Bank USA	(360)	—	—	(360)
JPMorgan Chase Bank, N.A.	(11)	—	—	(11)
Morgan Stanley & Co. Inc.	(74)	—	326	(400)
Morgan Stanley Capital	(16)	—	503	(519)
Royal Bank of Scotland	(7,787)	7,791	—	4
Societe Generale	(510)	510	—	—

	$(10,260)	$8,301	$357	$(2,316)

7. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2012, 2013, 2014, and 2015, remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expense” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

49

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

The tax character of distributions paid was as follows (in thousands):

	Year ended August 31, 2015	Year ended August 31,2014
Distributions paid from:
Ordinary income*:
Institutional Class	$4,119	$3,409
Y Class	1,023	766
Investor Class	349	834
A Class	525	600
C Class	139	123
Long-Term Capital Gain:
Institutional Class	—	405
Y Class	—	108
Investor Class	—	167
A Class	—	132
C Class	—	41

Total distributions paid	$6,155	$6,585

*	For tax purposes, short-term capital gains are considered ordinary income distributed.

As of August 31, 2015, the components of distributable earnings (deficit) on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes	$273,432
Unrealized appreciation	5,333
Unrealized depreciation	(17,024)

Net unrealized appreciation (depreciation)	(11,691)
Undistributed ordinary income	7,191
Accumulated capital gain (loss)	(11,403)
Other temporary differences	(66)

Distributable earnings (deficit)	$(15,969)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gain (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income and expenses and realized gains and (losses) under U.S. GAAP and federal tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassed on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, paydowns, swap income, and distributions that have been reclassified as of August 31, 2015 (in thousands):

Paid-in-capital	$—
Undistributed net investment income	8,939
Accumulated net realized (loss)	(8,939)
Unrealized appreciation or (depreciation) of investments, foreign currency translations, futures contracts, and option and swaption contracts	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

50

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

The Fund has $3,564 short-term and $7,839 long-term post RIC MOD capital loss carryforwards as of August 31, 2015 (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended August 31, 2015 were (in thousands)

	Purchases	Sales
Securities	$1,193,476	$1,288,216
U.S. Treasury Obligations	748,662	772,647

9. Option Contracts Written

The premium amount and number of option contracts written during the year ended August 31, 2015 were as follows (shown in thousands):

	Number of Contracts	Notional Amount	Amount of Premiums
Outstanding at August 31, 2014	(2,768,750)	$(2,840,777)	$(3,775)
Options written	(4,627,830)	(4,633,086)	(7,689)
Options expired	482,357	485,769	4,036
Options exercised	16,476	16,482	134
Options closed	6,805,755	6,808,392	6,604

Outstanding at August 31, 2015	(91,992)	$(163,220)	$(690)

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the Year ended August 31, 2015

	Institutional Class		Y Class		Investor Class
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,136	$41,536	3,213	$32,530	251	$2,541
Reinvestment of dividends	402	4,053	101	1,013	34	344
Shares redeemed	(4,906)	(50,139)	(2,466)	(24,977)	(1,878)	(19,036)

Net increase (decrease) in shares outstanding	(368)	$(4,550)	848	$8,566	(1,593)	$(16,151)

	A Class		C Class
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	303	$3,069	161	$1,618
Reinvestment of dividends	35	354	13	124
Shares redeemed	(1,419)	(14,260)	(526)	(5,264)

Net (decrease) in shares outstanding	(1,081)	$(10,837)	(352)	$(3,522)

For the Year ended August 31, 2014

	Institutional Class		Y Class		Investor Class
Flexible Bond Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	6,045	$62,069	2,678	$27,490	1,370	$14,002
Reinvestment of dividends	368	3,757	81	827	96	979
Shares redeemed	(1,719)	(17,671)	(2,978)	(30,607)	(4,588)	(46,957)

Net increase (decrease) in shares outstanding	4,694	$48,155	(219)	$(2,290)	(3,122)	$(31,976)

51

American Beacon Flexible Bond FundSM

Notes to Financial Statements

August 31, 2015

	A Class		C Class
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	900	$9,161	202	$2,048
Reinvestment of dividends	56	565	14	139
Shares redeemed	(2,384)	(24,266)	(639)	(6,482)

Net (decrease) in shares outstanding	(1,428)	$(14,540)	(423)	$(4,295)

52

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53

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class						Y Class
	Year Ended August 31,				July 5 to Aug. 31, 2011		Year Ended August 31,				July 5 to Aug. 31, 2011
	2015	2014	2013	2012			2015	2014	2013	2012
Net asset value, beginning of period	$10.33	$10.21	$10.48	$10.05	$10.00		$10.33	$10.22	$10.51	$10.05	$10.00

Income from investment operations:
Net investment income (loss)	0.29	0.21	0.34	0.02	0.02		0.29	0.18	0.22	0.10	0.02
Net gains (losses) from investments (both realized and unrealized)	(0.57)	0.16	(0.24)	0.59	0.05		(0.58)	0.17	(0.15)	0.53	0.05

Total income (loss) from investment operations	(0.28)	0.37	0.10	0.61	0.07		(0.29)	0.35	0.07	0.63	0.07

Less distributions:
Dividends from net investment income	(0.28)	(0.18)	(0.23)	(0.18)	(0.02)		(0.27)	(0.17)	(0.22)	(0.17)	(0.02)
Distributions from net realized gains	—	(0.07)	(0.14)	—	—		—	(0.07)	(0.14)	—	—
Return of capital	—	—	—	—	0 .00	E	—	—	—	—	—

Total distributions	(0.28)	(0.25)	(0.37)	(0.18)	(0.02)		(0.27)	(0.24)	(0.36)	(0.17)	(0.02)

Net asset value, end of period	$9.77	$10.33	$10.21	$10.48	$10.05		$9.77	$10.33	$10.22	$10.51	$10.05

Total return A	(2.79)%	3.70%	0.83%	6.34%	0.70	%B	(2.87)%	3.51%	0.58%	6.20%	0.69	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$164,119	$177,201	$127,322	$13,095	$28,105		$44,285	$38,034	$39,898	$13,132	$144
Ratios to average net assets:
Expenses, before reimbursements	1.27%	1.24%	1.22%	1.42%	3.58	%C	1.34%	1.29%	1.26%	1.49%	18.27	%C
Expenses, net of reimbursements	0.90%	0.90%	0.90%	0.90%	—	%C	0.99%	0.99%	0.99%	0.99%	—	%C
Net investment income (loss), before reimbursements	2.37%	1.61%	0.84%	0.44%	(2.37	)%C	2.33%	1.51%	0.91%	0.54%	(17.04	)%C
Net investment income (loss), net of reimbursements	2.74%	1.94%	1.15%	0.96%	1.20	%C	2.68%	1.81%	1.19%	1.04%	1.23	%C
Portfolio turnover rate	492%	387%	112%	88%	44	%D	492%	387%	112%	88%	44	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from July 5, 2011, the inception date, through August 31, 2011 and is not annualized.
E	Amount represents less than $0.01 per share.

54

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class						A Class						C Class
Year Ended August 31,				July 5 to Aug. 31, 2011		Year Ended August 31,				July 5 to Aug. 31, 2011		Year Ended August 31,				July 5 to Aug. 31, 2011
2015	2014	2013	2012			2015	2014	2013	2012			2015	2014	2013	2012

$10.31	$10.21	$10.51	$10.07	$10.00		$10.27	$10.16	$10.49	$10.06	$10.00		$10.22	$10.11	$10.49	$10.09	$10.00

(0.33)	0.02	0.18	0.09	0.02		0.12	0.10	0.21	0.07	0.02		0.07	0.02	0.14	0.04	0.02
0.01	0.30	(0.13)	0.52	0.07		(0.44)	0.21	(0.18)	0.51	0.06		(0.46)	0.22	(0.19)	0.48	0.09

(0.32)	0.32	0.05	0.61	0.09		(0.32)	0.31	0.03	0.58	0.08		(0.39)	0.24	(0.05)	0.52	0.11

(0.23)	(0.15)	(0.21)	(0.17)	(0.02)		(0.23)	(0.13)	(0.22)	(0.15)	(0.02)		(0.14)	(0.06)	(0.19)	(0.12)	(0.02)
—	(0.07)	(0.14)	—	—		—	(0.07)	(0.14)	—	—		—	(0.07)	(0.14)	—	—
—	—	—	—	—		—	—	—	—	—		—	—	—	—	—

(0.23)	(0.22)	(0.35)	(0.17)	(0.02)		(0.23)	(0.20)	(0.36)	(0.15)	(0.02)		(0.14)	(0.13)	(0.33)	(0.12)	(0.02)

$9.76	$10.31	$10.21	$10.51	$10.07		$9 .72	$10.27	$10.16	$10.49	$10.06		$9 .69	$10.22	$10.11	$10.49	$10.09

(3.11)%	3.13%	0.38%	5.99%	0.90	%B	(3.14)%	3.12%	0.16%	5.70%	0.80	%B	(3.81)%	2.37%	(0.54)%	5.15%	1.11	%B

$7,561	$24,411	$56,015	$21,245	$277		$15,191	$27,146	$41,376	$10,387	$2,064		$7,133	$11,127	$15,292	$5,641	$380
1.51%	1.43%	1.54%	1.76%	8.22	%C	1.66%	1.68%	1.67%	1.93%	4.49	%C	2.40%	2 .43%	2 .43%	2.74%	9.66	%C
1.27%	1.27%	1.27%	1.27%	—	%C	1.29%	1.38%	1.39%	1.39%	—	%C	2.04%	2.13%	2.14%	2.14%	—	%C
2.15%	1.34%	0.65%	0.30%	(6.93	)%C	1.95%	1.10%	0.50%	0.05%	(3.25	)%C	1.21%	0.35%	(0.24)%	(0.73)%	(8.48	)%C
2.38%	1.50%	0.92%	0.79%	1.29	%C	2.32%	1.40%	0.79%	0.59%	1.24	%C	1.57%	0.66%	0.04%	(0.13)%	1.18	%C
492%	387%	112%	88%	44	%D	492%	387%	112%	88%	44	%D	492%	387%	112%	88%	44	%D

55

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

August 31, 2015 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the period from September 1, 2014 to August 31, 2015, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon Flexible Bond Fund

56

American Beacon FundsSM

Privacy Policy

August 31, 2015 (Unaudited)

Privacy Policy

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distribution for the taxable year ended August 31, 2015. The information and distributions reported herein may differ from information and distribution taxable to the shareholders for the calendar year ended December 31, 2015.

The Fund designated the following items with regard to distributions paid during the fiscal year ended August 31, 2015. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends Received Deduction	0.35%
Qualified Dividend Income	0.35%
Long Term Capital Gain Distributions	—
Short-Term Capital Gain Distributions	—

Shareholders will receive notification in January 2016 of the applicable tax information necessary to prepare their 2015 income tax returns.

57

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014 and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of: (1) a new Management Agreement (“New Management Agreement”) among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Flexible Bond Fund (“Fund”); (2) a new Investment Advisory Agreement among the Manager, Pacific Investment Management Company LLC (“PIMCO”) and the Trust, on behalf of the und; (3) a new Investment Advisory Agreement among the Manager, Brandywine Global Investment Management, LLC (“Brandywine”) and the Trust, on behalf of the Fund; and (4) a new Investment Advisory Agreement among the Manager, GAM International Management Ltd. (“GAM”) and the Trust, on behalf of the Fund (collectively, the “New Advisory Agreements”). Collectively, PIMCO, Brandywine and GAM are hereinafter referred to as the “Sub-Advisors.”

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreements (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (“Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the current Management Agreement (“Current Management Agreement”) among the Manager and the Trust on behalf of the Fund and the current Investment Advisory Agreements (“Current Advisory Agreements”) among the Manager, the Trust, on behalf of the Fund, and each of PIMCO, Brandywine and GAM, provide for their automatic termination in the event of an assignment. As a result, the Current Management Agreement and each Current Advisory Agreement (“Current Agreements”) would terminate upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Fund. Additionally, the Board considered that it had requested and evaluated the information relevant to the renewal of the Current Management Agreement and Current Advisory Agreements at in-person meetings held in May and June 2014. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the Sub-Advisors since the May and June 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Fund’s fee structures, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Fund;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchaser and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Fund’s Chief Compliance Officer;

•	a discussion of any potential material changes to the Current Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Fund as a result of the Transaction;

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Fund; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

58

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisors for the May and June 2014 meetings in connection with the renewal of the Current Agreements.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Fund and its shareholders.

In determining whether to approve the New Agreements, the Trustees considered the best interests of the Fund. The Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Current Agreements in May and June 2014, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and, as applicable, each Sub-Advisor for the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a Sub-Advisor from its relationship with the Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and each Sub-Advisor to provide the same services to the Fund on substantially the same terms as the Current Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which the Fund’s assets are managed. The Board also considered representations by the Manager and/or Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Fund; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Fund’s shares and add new series to the Trust and share classes to the Fund’s product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Fund’s service providers or Sub-Advisors. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisors since the Board’s consideration of the Current Agreements in May and June 2014 that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisors were appropriate for the Fund and, thus, determined to approve the New Agreements for the Fund.

Investment Performance. The Board considered its review of the comparative information regarding the Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since June 2014. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisors.

Costs of the Services to be Provided to the Fund and the Projected Profits to be Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager with respect to the Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Fund or the Manager’s fee waivers currently in place with respect to the Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Current Agreements in May and June 2014. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by each Sub-Advisor from its relationship with the Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and each Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Fund would pay the same fee rates to the Manager under the New Management Agreement as the Fund currently pays under the Current Management Agreement. The Board also considered that the Fund would pay the same investment advisory fee rate to each Sub-Advisor under the New Advisory Agreements as the Fund pays under the Current Advisory Agreements. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the Manager’s fee schedule for the Fund, and each of PIMCO’s, Brandywine’s and GAM’s fee schedules for the Fund, provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived by the Manager from Relationship With the Fund. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or a Sub-Advisor as a result of its advisory relationship with the Fund would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the potential benefits accruing to the Manager under the New Management Agreement and the Sub-Advisors under the New Advisory Agreements, by virtue of the Manager’s, PIMCO’s, Brandywine’s and GAM’s relationship with the Fund, appear to be fair and reasonable.

59

Disclosure Regarding the Board of Trustees’ Approval of the Management

Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, PIMCO, Brandywine, or GAM, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the Fund are fair and reasonable and that the approval of the New Agreements is in the best interests of the Fund, and approved the New Agreements.

60

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

Special meetings of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) were held on April 7 and April 28, 2015. The shareholders of the Flexible Bond Fund (the “Fund”) approved a new investment management agreement between American Beacon Advisors, Inc. and the Fund. Approval of this proposal required a majority of the outstanding voting securities of the Fund. The following are the results of the shareholder votes for this proposal:

Funds	For	Against	Abstain	Non-Voting
Flexible Bond Fund	114,150,325.74	286,410.92	7,860,644.37	66,937,212.21

Special meetings of shareholders of the Trust were held on April 7 and April 28, 2015. The shareholders of the Trust approved the re-election of nine of the current Trustees to the Board of the American Beacon Trust and the election of two additional Trustees to the Board. Approval of this proposal required a plurality vote of the Trust’s shares. The following are the results of the election of each Trustee:

Gilbert G. Alvarado
Affirmative	16,655,574,211.10
Withhold	242,060,281.87
Joseph B. Armes
Affirmative	16,653,130,207.99
Withhold	244,504,284.98
Gerard J. Arpey
Affirmative	16,659,813,172.19
Withhold	237,821,320.78
W. Humphrey Bogart
Affirmative	16,532,151,093.14
Withhold	365,483,399.83
Brenda A. Cline
Affirmative	16,662,050,138.08
Withhold	235,584,354.89
Eugene J. Duffy
Affirmative	16,430,210,258.21
Withhold	467,424,234.76
Thomas M. Dunning
Affirmative	16,651,792,247.83
Withhold	245,842,245.14
Alan D. Feld
Affirmative	14,899,039,186.08
Withhold	1,998,595,306.89
Richard A. Massman
Affirmative	16,651,582,060.07
Withhold	246,052,432.90
Barbara J. McKenna
Affirmative	16,435,773,869.81
Withhold	461,860,623.16
R. Gerald Turner
Affirmative	16,653,429,720.08
Withhold	244,204,772.89

61

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (45)	Trustee since 2015	Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman, President & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (57)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

62

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Thomas M. Dunning (72)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Chairman Emeritus (2008-Present) and Chairman (1998-2008), Lockton Dunning Benefits (consulting firm in employee benefits); Lead Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Barbara J. McKenna, CFA (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (69) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (56)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Michael W. Fields (61)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (54)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Presnt); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

63

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (40)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (52)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

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Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of the Fund’s portfolio holdings is also made available on www.americanbeaconfunds.com, the Funds’ website approximately sixty days after the end of each quarter.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Flexible Bond Fund and American Beacon Funds are service marks of American Beacon Advisors, Inc.

American Beacon®
FUNDS

2015 ANNUAL REPORT

AUGUST 31, 2015

THE LONDON COMPANY INCOME EQUITY FUND

ZEBRA GLOBAL EQUITY FUND (CLOSED TO NEW INVESTORS)

ZEBRA SMALL CAP EQUITY FUND

SIM HIGH YIELD OPPORTUNITIES FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President’s Message	1

Market and Performance Overviews	2

Schedules of Investments:

The London Company Income Equity Fund	20

Zebra Global Equity Fund	22

Zebra Small Cap Equity Fund	26

SiM High Yield Opportunities Fund	31

Financial Statements	35

Notes to the Financial Statements	40

Financial Highlights	66

Additional Information	Back Cover

THE LONDON COMPANY INCOME EQUITY FUND

Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in dividend-paying stocks may result in less earnings growth or capital appreciation than investing in non-dividend paying stocks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested.

ZEBRA GLOBAL EQUITY FUND

Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. At times, certain securities may have limited marketability and may be difficult to sell. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program.

ZEBRA SMALL CAP EQUITY FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. At times, certain securities may have limited marketability and may be difficult to sell. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program.

SiM HIGH YIELD OPPORTUNITIES FUND

Investments in high yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	August 31, 2015

Dear Shareholders,

During much of the 12-month period ended August 31, 2015, uneven global economic growth, declining oil prices and disparate central bank policies set the stage for mixed returns in all markets. Uncertainty over the timing of the U.S. Federal Reserve’s first interest rate increase since emergency lending rates were established during the 2008 financial crisis also weighed on domestic equity markets, and the substantial weakening of many currencies against the U.S. dollar took a toll on total returns for dollar-based investors in numerous global markets.

On August 24, 2015, the Dow Jones industrial average plunged 1,000 points during the course of the day. Although it rebounded to only lose roughly half that amount at market close, investors were unmistakably concerned about the global economy, especially China’s slowdown. However, following better-than-expected second quarter GDP growth results, many of the major U.S. and European indexes found their way back into the black that week after the Dow, the S&P 500 Index and the Nasdaq composite moved clear of a “correction,” which is defined as a drop of 10% or more from a recent high.

We are proud to offer a broad range of funds to help investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors has led us to identify and partner with several asset managers who have adhered to their disciplined processes for many years and through a variety of economic and market conditions.

For the 12 months ended August 31, 2015:

•	American Beacon The London Company Income Equity Fund (Investor Class) returned 0.71%.

•	American Beacon Zebra Global Equity Fund (Investor Class) returned -6.84%.

•	American Beacon Zebra Small Cap Equity Fund (Investor Class) returned 0.29%.

•	American Beacon SiM High Yield Opportunities Fund (Investor Class) returned -1.14%.

Thank you for your continued interest in American Beacon Funds. We are pleased to have a broad range of products that cover the global equity and fixed income markets. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.
President
American Beacon Funds

Domestic Equity Market Overview

August 31, 2015 (Unaudited)

U.S. economic news was generally positive during the 12-month period ended August 31, 2015, including rising consumer confidence, higher consumer spending, lower unemployment and a stable/improving housing market. U.S. gross domestic product (“GDP”) was positive each quarter over the past year with first quarter 2015 being the weakest. Poor weather, a strong dollar and a West Coast dock strike had a negative effect on first quarter 2015 results. GDP growth was more than 2% for the rest of the period.

The U.S. equity markets were roughly flat for the 12-month period. Stocks traded in a fairly narrow range most of the year, but then declined in August. Investors turned more negative late in the summer of 2015, reflecting a slowdown in the Chinese economy, the significant drop in oil prices and constant worries about when the U.S. Federal Reserve would finally start raising rates. While the U.S. economy remains in good shape, much of the rest of the world looks weaker.

Overall, for the period under review, there was very little differentiation across market-cap ranges. Most of the major indexes posted slightly positive gains: The S&P 500 Index increased 0.5%, the Russell 1000 Index increased 0.4%, the small-cap Russell 2000 Index rose 0.03% and the broader Russell 3000 Index rose 0.4%. Growth stocks outperformed value as the Russell 1000 Growth Index rose 4.3% while the Russell 1000 Value Index declined 3.5%. The best performing sectors were Health Care and Consumer Discretionary, while Energy and Materials lagged the overall market.

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2015 (Unaudited)

The Investor Class of the American Beacon The London Company Income Equity Fund (the “Fund”) returned 0.71% for the twelve-month period ended August 31, 2015, outperforming the Russell 1000 Value Index (the “Index”) return of -3.48% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 5/29/12 through 8/31/15

Total Returns for the Period ended 8/31/15

	Ticker	1 Year	3 Years	Since Incep. (5/29/12)	Value of $10,000 5/29/12- 8/31/15
Institutional Class (1,2,4)	ABCIX	1.08%	12.88%	13.59%	$15,145
Y Class (1,2,4)	ABCYX	1.03%	12.80%	13.52%	$15,114
Investor Class(1,2,4)	ABCVX	0.71%	12.51%	13.22%	$14,985
A Class with sales charge(1,2,4)	ABCAX	(5.06)%	10.16%	11.04%	$14,064
A Class without sales charge(1,2,4)	ABCAX	0.71%	12.35%	13.07%	$14,922
C Class with sales charge(1,2,4)	ABECX	(1.04)%	11.53%	12.24%	$14,568
C Class without sales charge(1,2,4)	ABECX	(0.04)%	11.53%	12.24%	$14,568
Russell 1000 Value Index (3)		(3.48)%	13.92%	15.03%	$15,778

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to the Institutional, Y, A, and C Classes of the Fund was waived from 2012 through 2014 and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2012 through 2014. A portion of the fees charged to the Investor Class of the Fund was waived in 2012 and 2013 and partially recovered in 2014 and 2015. Performance prior to waiving fees was lower than actual returns shown in 2012 and 2013.
3.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.83%, 0.90%, 1.07%, 1.29%, and 2.03%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s excess performance relative to the Index was attributable to strong security selection among the various economic sectors. While security selection contributed to performance, sector allocation slightly detracted from the Fund’s returns.

American Beacon The London Company Income Equity FundSM

Performance Overview

August 31, 2015 (Unaudited)

From a security selection standpoint, the Fund’s holdings in the Consumer Discretionary and Consumer Staples sectors contributed most to performance adding approximately 335 (3.35%) and 265 (2.65%) basis points, respectively. In the Consumer Discretionary sector, Hasbro (up 45.8%), Lowes (up 32.7%) and Carnival (up 33.2%) were the largest contributors. Reynolds American (up 51.6%) and Altria Group (up 29.0%) contributed most to performance in the Consumer Staples sector. The Fund’s Energy and Industrials sectors also benefited performance, adding more than 90 (0.90%) basis points each. In the Energy sector, not owning Exxon Mobil, Apache or Anadarko Petroleum, which were down 21.9%, 54.8% and 35.7%, respectively, in the Index, positively impacted performance. General Dynamics (up 17.3%) was the largest contributor in the Industrials sector. Not owning Caterpillar, which was down 27.6% in the Index, also contributed to the Fund’s returns.

The aforementioned good performance was somewhat offset by poor stock selection in the Utilities and Telecommunication Services sectors. In the Utilities sector, not owning PG&E or Public Service Enterprise, which were up 10.6% and 11.9%, respectively, in the Index, detracted relative value. In the Telecommunication Services sector, the Fund’s absence from AT&T and T-Mobile, which were up 0.3% and 31.7%, respectively, in the Index, also negatively impacted performance.

The Fund’s overweight position in Materials, one of the poorer performing sectors in the Index, detracted relative value through sector allocation. Significant underweight positions in Financials and Health Care, the two best performing sectors in the Index, also detracted from the Fund’s returns. The aforementioned underperformance was mostly negated by the Fund’s large underweight in Energy, the worst performing sector in the Index, which added relative value. An overweight in the Consumer Staples sector also contributed to the Fund’s returns.

The sub-advisor’s investment process focuses on downside protection, current income and total return appreciation.

Top Ten Holdings (% Net Assets)
General Dynamics Corp.	4.8
Hasbro, Inc.	4.7
Reynolds American, Inc.	4.4
Altria Group, Inc.	4.3
Wells Fargo & Co.	4.3
General Electric Co.	4.2
Kinder Morgan, Inc.	4.0
Lowe’s Cos., Inc.	3.9
Eli Lilly & Co.	3.8
Pfizer, Inc.	3.6
Total Fund Holdings	32

Sector Allocation (% Equities)
Financials	17.6
Information Technology	16.8
Industrials	12.8
Consumer Discretionary	12.5
Consumer Staples	10.8
Health Care	10.7
Energy	7.9
Materials	5.5
Utilities	3.5
Telecommunication Services	1.9

Global Equity Market Overview

August 31, 2015 (Unaudited)

Global equity markets, as represented by the MSCI World Index, declined 4.1% during the 12-month period ended August 31, 2015. The period was bookended by steep sell-offs in September-October 2014 and then again in mid-August 2015. In between, the MSCI World Index peaked at an all-time high on May 21, 2015.

The September-October 2014 drop was steep and coincided with the beginning of a more persistent decline in the price of oil. However, the onset of earning reports in mid-October 2014 gave investors a reason to buy equities, and stock prices quickly recovered. Indeed, for the full month of October 2014, the MSCI World Index ended slightly positive, resulting in a pronounced V-shaped price pattern. Oil prices did not enjoy the same resiliency and continued to fall. During the 12-month period, the price of Brent Crude Oil dropped from approximately $103 per barrel to approximately $49 per barrel.

More recently, the August 2015 weakness in equities was precipitated by concerns that global economic growth was in jeopardy and, specifically, that China’s economy was headed for a hard landing. The Chinese government’s devaluation of the yuan, followed by its subsequent support efforts, left investors questioning whether Chinese authorities are equipped to manage the world’s second largest economy.

As would be expected with the precipitous fall in oil prices, the Energy sector suffered the most during the period under review. Materials stocks also were hurt, led down by global mining firms like BHP Billiton and Freeport McMoran. On the positive side of the ledger, Health Care stocks were driven higher by a fair amount of mergers and acquisitions in the sector.

In reviewing global equity returns for the period, one element particularly stands out: the poor performance of value versus growth. Globally, value underperformed growth by 846 basis points (-8.46%) since September 2014. An even greater value/growth differential could be observed in the U.S., Europe and the U.K. Of the four largest developed equity markets, it was only in Japan that value outperformed growth and then only by a relatively modest 246 basis points (2.46%).

American Beacon Zebra Global Equity FundSM

Performance Overview

August 31, 2015 (Unaudited)

The Investor Class of the American Beacon Zebra Global Equity Fund (the “Fund”) returned -6.84% for the twelve-month period ended August 31, 2015, underperforming the MSCI World Index (the “Index”) return of -4.13% for the same period.

Comparison of Change in Value of a $10,000 Investment for the Period from 6/1/10 through 8/31/15

Total Returns for the Period ended 8/31/15

	Ticker	1 Year	5 Years	Since Incep. (6/1/10)	Value of $10,000 6/1/10- 8/31/15
Institutional Class (1,3,5)	AZLIX	(6.41)%	10.89%	10.56%	$16,939
Y Class (1,3,5)	AZLYX	(6.46)%	10.79%	10.46%	$16,857
Investor Class(1,3,5)	AZLPX	(6.84)%	10.49%	10.13%	$16,596
A Class with sales charge(1,3,5)	AZLAX	(12.15)%	9.09%	8.80%	$15,569
A Class without sales charge (1,3,5)	AZLAX	(6.80)%	10.38%	10.03%	$16,518
C Class with sales charge (1,2,3,5)	AZLCX	(8.54)%	9.56%	9.25%	$15,914
C Class without sales charge (1,2,3,5)	AZLCX	(7.54)%	9.56%	9.25%	$15,914
MSCI World Index (4)		(4.13)%	11.07%	10.81%	$17,148
Russell 1000/MSCI World Linked Index (4)		(3.61)%	13.55%	12.49%	$18,556
Russell 1000 Index (4)		0.40%	16.07%	14.86%	$20,706

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	Prior to December 31, 2012, the Fund’s primary benchmark was the Russell 1000 Index, an index that measures the performance of the large-cap segment of the U.S. equity universe. The Fund changed its primary benchmark to the MSCI World Index, because the Fund changed its name and investment strategy. The Russell 1000/MSCI World Linked Index represents returns of the Russell 1000 Index up to December 31, 2012, and the MSCI World Index thereafter. The Russell 1000 Index is a registered trademark of the Frank Russell Company. The MSCI World Index is designed to measure the equity market performance of large- and mid-capitalization companies across 24 developed markets countries. The MSCI® information contained herein: (1) is provided “as is”, (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. One cannot directly invest in an index.

American Beacon Zebra Global Equity FundSM

Performance Overview

August 31, 2015 (Unaudited)

5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 2.56%, 2.51%, 2.88%, 3.03%, and 3.72% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a stock selection standpoint, the Fund underperformed the Index as holdings in the Consumer Discretionary and Information Technology sectors detracted approximately 115 (1.15%) and 100 (1.00%) basis points, respectively, from performance. Viacom (down 48.4%) was the largest detractor in the Consumer Discretionary sector. Not owning Amazon.com, which was up 51.3% in the Index, also detracted from the Fund’s returns. In the Information Technology sector, not owning Apple or Visa, which were up 11.9% and 35.2%, respectively, in the Index, hurt performance. The aforementioned poor performance was somewhat offset by good stock selection in the Financials sector which added relative value. In the Financials sector, SEI Investments (up 34.9%) was the largest contributor. Not owning Banco Santander, which was down 34.1% in the Index, also positively impacted performance.

From a country allocation perspective, the Fund’s absence from Singapore and Norway, as well as its position in the United States, added relative value. The Fund’s lack of exposure to Denmark and Italy detracted from performance.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time, the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with very good risk-adjusted returns over time. This emphasis on companies with good fundamentals can be observed through traditional measures of value. For example, the portfolio consistently exhibits price-earnings ratios (both forward and trailing) lower than the Index.

The predicted beta for the portfolio as of August 31st was 0.97, and over the past 12-months, the daily realized beta has been 0.95. Beta is a measure of the Fund’s systematic risk compared to the Index. For example, a beta of 0.90 would indicate that the Fund is expected to provide a 10% less return when the Index increases and a 10% better return when the Index decreases. The portfolio continues to have exposure to factors that the sub-advisor actively seeks. For example, the portfolio has negative exposure to stocks that are more popular (traded more frequently) and positive exposure to stocks with good quality and value characteristics. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)
Exxon Mobil Corp.	1.4
Microsoft Corp.	1.2
Nestle S.A.	1.1
Roche Holding AG Genusschein	1.1
Johnson & Johnson	1.1
Wells Fargo & Co.	1.1
Wal-Mart Stores, Inc.	1.0
Tenaris S.A.	1.0
Zardoya Otis S.A.	0.9
Oracle Corp.	0.9
Total Fund Holdings	228

Sector Allocation (% Equities)
Consumer Discretionary	16.5
Financials	16.3
Information Technology	13.6
Industrials	13.2
Health Care	10.4
Consumer Staples	9.7
Energy	8.9
Materials	5.3
Utilities	4.2
Telecommunication Services	1.9

American Beacon Zebra Global Equity FundSM

Performance Overview

August 31, 2015 (Unaudited)

Country Allocation (% Equities)
United States	55.1
Japan	9.3
United Kingdom	8.6
Switzerland	5.1
France	4.5
Germany	3.1
Australia	2.7
Netherlands	2.1
Canada	1.9
Luxembourg	1.6
Spain	1.6
Ireland	1.1
Sweden	1.1
Hong Kong/China	1.0
Belgium	0.6
Finland	0.4
Cayman Islands	0.1
Austria	0.1

Domestic Equity Market Overview

August 31, 2015 (Unaudited)

U.S. economic news was generally positive during the 12-month period ended August 31, 2015, including rising consumer confidence, higher consumer spending, lower unemployment and a stable/improving housing market. U.S. gross domestic product (“GDP”) was positive each quarter over the past year with first quarter 2015 being the weakest. Poor weather, a strong dollar and a West Coast dock strike had a negative effect on first quarter 2015 results. GDP growth was more than 2% for the rest of the period.

The U.S. equity markets were roughly flat for the 12-month period. Stocks traded in a fairly narrow range most of the year, but then declined in August. Investors turned more negative late in the summer of 2015, reflecting a slowdown in the Chinese economy, the significant drop in oil prices and constant worries about when the U.S. Federal Reserve would finally start raising rates. While the U.S. economy remains in good shape, much of the rest of the world looks weaker.

Overall, for the period under review, there was very little differentiation across market-cap ranges. Most of the major indexes posted slightly positive gains: The S&P 500 Index increased 0.5%, the Russell 1000 Index increased 0.4%, the small-cap Russell 2000 Index rose 0.03% and the broader Russell 3000 Index rose 0.4%. Growth stocks outperformed value as the Russell 1000 Growth Index rose 4.3% while the Russell 1000 Value Index declined 3.5%. The best performing sectors were Health Care and Consumer Discretionary, while Energy and Materials lagged the overall market.

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2015 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 0.29% for the twelve-month period ended August 31, 2015, outperforming the Russell 2000® Index (the “Index”) return of 0.03% for the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 6/1/10 through 8/31/15

Total Returns for the Period ended 8/31/15

	Ticker	1 Year	5 Years	Since Incep. (6/1/10)	Value of $10,000 6/1/10- 8/31/15
Institutional Class (1,3,5)	AZSIX	0.68%	15.38%	13.78%	$19,695
Y Class (1,3,5)	AZSYX	0.54%	15.28%	13.67%	$19,589
Investor Class(1,3,5)	AZSPX	0.29%	14.94%	13.35%	$19,302
A Class with sales charge(1,3,5)	AZSAX	(5.48)%	13.51%	11.99%	$18,119
A Class without sales charge (1,3,5)	AZSAX	0.29%	14.88%	13.26%	$19,225
C Class with sales charge(1,2,3,5)	AZSCX	(1.48)%	13.97%	12.44%	$18,502
C Class without sales charge (1,2,3,5)	AZSCX	(0.48)%	13.97%	12.44%	$18,502
Russell 2000 Index (4)		0.03%	15.55%	13.46%	$19,412

1.	Please note that the recent growth in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 5.75%.
2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.
3.	A portion of the fees charged to each Class of the Fund was waived since inception. Performance prior to waiving fees was lower than the actual returns shown since inception.
4.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. One cannot directly invest in an index.
5.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares was 1.65%, 1.66%, 1.87%, 2.06%, and 2.82% respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2015 (Unaudited)

The Fund outperformed the Index as both stock selection and sector allocation added relative value. From a stock selection standpoint, holdings in the Energy, Financials and Materials sectors contributed most to performance. In the Energy sector, not owning Helix Energy Solutions Group or Bonanza Creek Energy, which were down 74.6% and 87.5%, respectively, in the Index, positively impacted performance. In the Financials sector, Credit Acceptance (up 66.4%), Walker & Dunlop (up 79.2%) and Heartland Financial USA (up 55.2%) were the largest contributors. Not owning U.S. Silica Holdings or AK Steel Holdings, which were down 71.6% and 71.7%, respectively, in the Index, added relative value in the Materials sector. The Fund’s position in Innospec (up 13.1%) also contributed to performance. The aforementioned good performance was slightly offset by the Fund’s poor stock selection in the Health Care and Industrials sectors. In the Health Care sector, PDL BioPharma (down 38.1%) was the largest detractor. Not owning Anacor Pharmaceuticals, which was up 459.9% in the Index, also negatively impacted performance. West Corporation (down 17.7%), Altisource Portfolio Solutions (down 40.6%) and PHI (down 41.2%) detracted from the Fund’s returns in the Industrials sector.

The Fund’s underweight positions in Energy and Materials, the two worst performing sectors in the Index, contributed approximately 95 (0.95%) and 40 (0.40%) basis points, respectively, through sector allocation. Being overweight the Consumer Staples sector also contributed to the Fund’s returns. An underweight position in Health Care, the best performing sector in the Index and the Fund’s overweight in the Industrials sector, detracted relative value.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. This contrarian style has tended to result in a portfolio with very good risk-adjusted returns over time. This emphasis on companies with good fundamentals can be observed through traditional measures of value. For example, the portfolio consistently exhibits lower price-earnings ratios (both forward and trailing) than the Index.

Both the predicted and realized beta for the portfolio remain relatively low. Beta is a measure of the Fund’s systematic risk compared to the Index. For example, a beta of 0.90 would indicate that the Fund is expected to provide a 10% less return when the Index increases and a 10% better return when the Index decreases. As of August 31, 2015, the predicted beta was 0.89. Over the past 12-months, the daily realized beta has been 0.91. The portfolio continues to have exposure to factors that the sub-advisor actively seeks. For example, the portfolio has negative exposure to stocks that are traded more frequently and positive exposure to stocks with good value characteristics. The sub-advisor’s strategy, and its resulting characteristics, should benefit the Fund’s performance over the longer term.

Top Ten Holdings (% Net Assets)
Seaboard Corp.	2.1
Syntel, Inc.	1.9
Credit Acceptance Corp.	1.7
PDL BioPharma, Inc.	1.5
Columbia Sportswear Co.	1.5
Mentor Graphics Corp.	1.4
Enstar Group Ltd.	1.4
West Corp.	1.3
Intelsat S.A.	1.2
HSN, Inc.	1.2
Total Fund Holdings	284

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

August 31, 2015 (Unaudited)

Sector Allocation (% Equities)
Financials	29.7
Information Technology	16.2
Industrials	15.7
Consumer Discretionary	14.5
Health Care	11.0
Consumer Staples	5.4
Materials	3.0
Utilities	2.0
Telecommunication Services	1.9
Energy	0.6

High Yield Bond Market Overview

August 31, 2015 (Unaudited)

For the 12-month period ended August 31, 2015, the BofA Merrill Lynch U.S. High Yield Master II Index (“the Index”) returned -3.07%. All of the negative return was due to the troubled Energy and Metals & Mining sectors. The price of West Texas Intermediate Crude Oil fell from approximately $93 per barrel at the beginning of the period to a low of approximately $39 per barrel and finished the period at approximately $49 per barrel. Almost all commodities in the Metals & Mining sector were under pressure for the year due to the slowdown in China. The Energy sector comprises 14% of the Index and returned -20% for the period. The Metals & Mining sector comprises 3.5% of the Index and returned -26% for the period. Excluding these two sectors, the Index gained 0.8% for the period.

For the period under review, high-yield bond market spreads widened from 400 basis points (4.00%) to 575 basis points (5.75%), while the Energy sector spread rose from 400 basis points (4.00%) to 960 basis points (9.60%), and the spread for the Metals & Mining sector rose from 515 basis points (5.15%) to 1,225 basis points (12.25%). Excluding those two sectors, the spread for the Index would have risen from 395 basis points (3.95%) to 490 basis points (4.90%). A spread of 490 basis points (4.90%) is essentially at the long-term median for the high-yield bond market.

An estimated $18 billion of outflows (about 5% of high-yield mutual fund assets) occurred during the period under review.

Even though the U.S. economy has been moving along fairly well, the widening of spreads (excluding Energy and Metals & Mining) was due to the inertia effect of those two troubled sectors on the rest of the market, uncertainties regarding the slowdown in China and emerging markets, and volatility around the U.S. Federal Reserve’s potential interest rate increase.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2015 (Unaudited)

The Investor Class of the American Beacon SiM High Yield Opportunities Fund (the “Fund”) returned -1.14% for the year ending August 31, 2015. The Fund outperformed the Bank of America Merrill Lynch U.S. High Yield Master II Index (the “Index”) which fell 3.06% during the same period.

Comparison of Change in Value of a $10,000 Investment

For the Period from 2/14/11 through 8/31/15

Total Returns for the Period ended 8/31/15

	Ticker	1 Year	3 Years	Since Incep. (2/14/11)	Value of $10,000 2/14/11-8/31/15
Institutional Class (1,2,4)	SHOIX	(0.78)%	6.81%	7.01%	$13,603
Y Class (1,2,4)	SHOYX	(0.87)%	6.70%	6.87%	$13,522
Investor Class(1,2,4)	SHYPX	(1.14)%	6.45%	6.56%	$13,349
A Class with sales charge (1,2,4)	SHOAX	(5.99)%	4.61%	5.33%	$12,662
A Class without sales charge(1,2,4)	SHOAX	(1.27)%	6.30%	6.47%	$13,295
C Class with sales charge(1,2,4)	SHOCX	(2.98)%	5.51%	5.73%	$12,878
C Class without sales charge(1,2,4)	SHOCX	(1.98)%	5.51%	5.73%	$12,878
BofA Merrill Lynch US High Yield Master II Index(3)		(3.06)%	4.86%	5.78%	$12,910

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.
2.	A portion of the fees charged to the Institutional Class of the Fund has been waived since inception. Performance prior to waiving fees was lower than actual returns shown. A portion of the fees charged to the Investor Class of the Fund was waived in 2011 and 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than actual returns shown in 2011 and 2012. A portion of the fees charged to the Y, A, and C Classes of the Fund was waived from 2011 through 2014 and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2011 through 2014.
3.	The BofA Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating and an investment grade rated country of risk. In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. One cannot directly invest in an index.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.86%, 0.94%, 1.11%, 1.33%, and 2.08%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a sector allocation perspective, the Fund’s sizable underweight to the Energy sector added value to the Fund’s relative performance. The Energy sector was the worst performing sector during the period as it fell nearly 20%. Additionally, the Fund’s overweight to the Service sector aided positive relative returns.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2015 (Unaudited)

Issue selection within the Fund’s Manufacturing and Service sector holdings added to the Fund’s outperformance. On the other hand, holdings within the Fund’s Finance and Transportation sectors detracted from relative returns.

From a credit quality standpoint, the Fund benefited from strong security selection within the B, CCC and BB-rated credit categories.

From a credit quality allocation perspective, the Fund’s relative weightings within the high yield credit rating categories (BB, B, and CCC) were detrimental during the period. This was slightly offset by a small allocation to A-rated securities held by the Fund.

The Fund has the flexibility to utilize derivative instruments and will do so to enhance return, hedge risk, manage liquidity, or to gain efficient exposure to an asset class. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage. During the period, the Fund experienced modest losses from the use of derivatives.

The sub-advisor’s investment process of identifying long-term secular themes and seeking out of favor sectors through bottom-up fundamental research remains in place.

Top Ten Holdings (% Net Assets)
CMA CGM S.A., 7.75%, Due 1/15/2021, 144A	2.2
ADS Tactical, Inc., 11.00%, Due 4/1/2018, 144A	2.1
Virgin Media Finance PLC, 6.375%, Due 4/15/2023, 144A	2.1
Sensata Technologies BV, 4.875%, Due 10/15/2023, 144A	2.0
Live Nation Entertainment, Inc., 7.00%, Due 9/1/2020, 144A	2.0
LifePoint Hospitals, Inc., 5.50%, Due 12/1/2021	1.9
Tenet Healthcare Corp., 4.50%, Due 4/1/2021	1.9
Orbital ATK, Inc., 5.25%, Due 10/1/2021	1.9
Station Casinos LLC, 7.50%, Due 3/1/2021	1.8
Sealed Air Corp., 6.50%, Due 12/1/2020, 144A	1.7
Total Fund Holdings	87

Sector Allocation (% Investments)
Service	35.2
Manufacturing	23.8
Transportation	10.8
Consumer	8.5
Finance	5.1
Telecommunications	5.1
Energy	5.0
Utilities	2.2
Short-Term Investments	1.9
Sovereign	1.3
Financials	0.9
Materials	0.2

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

August 31, 2015 (Unaudited)

Country Allocation (% Fixed Income)
United States	72.2
United Kingdom	5.7
Canada	4.6
France	3.7
Luxembourg	3.0
Mexico	2.2
Netherlands	2.1
Cyprus	1.8
Bermuda	1.5
Italy	1.2
Spain	0.9
Brazil	0.5
Greece	0.4
Norway	0.2

S&P credit ratings for long-term obligations (or issuers thereof) are AAA, AA, A, BBB, BB, B, CCC, CC, C, and D in decreasing order. For example, obligations rated AAA are judged to be of the highest quality, BBB to be of medium grade, CCC are judged to be speculative and obligations rated D are in default. Obligations rated in one of the four highest categories are considered to be investment grade while all other ratings are considered non-investment grade.

American Beacon FundsSM

Fund Expenses

August 31, 2015 (Unaudited)

Fund Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchased shares and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from March 1, 2015 through August 31, 2015.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Fund Expenses

August 31, 2015 (Unaudited)

The London Company Income Equity Fund

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period* 3/1/15 - 8/31/15
Institutional Class
Actual	$1,000.00	$926.90	$3.84
Hypothetical **	$1,000.00	$1,021.22	$4.02
Y Class
Actual	$1,000.00	$927.05	$3.98
Hypothetical **	$1,000.00	$1,021.07	$4.18
Investor Class
Actual	$1,000.00	$925.78	$5.58
Hypothetical **	$1,000.00	$1,019.41	$5.85
A Class
Actual	$1,000.00	$925.21	$5.68
Hypothetical **	$1,000.00	$1,019.31	$5.96
C Class
Actual	$1,000.00	$922.30	$9.06
Hypothetical **	$1,000.00	$1,015.78	$9.50

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.82%, 1.15%, 1.17%, and 1.87% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Zebra Global Equity Fund

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period* 3/1/15 - 8/31/15
Institutional Class
Actual	$1,000.00	$921.17	$3.83
Hypothetical **	$1,000.00	$1,021.22	$4.02
Y Class
Actual	$1,000.00	$920.85	$4.31
Hypothetical **	$1,000.00	$1,020.72	$4.53
Investor Class
Actual	$1,000.00	$918.37	$5.66
Hypothetical **	$1,000.00	$1,019.31	$5.96
A Class
Actual	$1,000.00	$918.21	$5.75
Hypothetical **	$1,000.00	$1,019.21	$6.06
C Class
Actual	$1,000.00	$915.33	$9.37
Hypothetical **	$1,000.00	$1,015.43	$9.86

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.89%, 1.17%, 1.19%, and 1.94% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

Zebra Small Cap Equity Fund

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period* 3/1/15 - 8/31/15
Institutional Class
Actual	$1,000.00	$960.78	$4.94
Hypothetical **	$1,000.00	$1,020.16	$5.09
Y Class
Actual	$1,000.00	$960.45	$5.44
Hypothetical **	$1,000.00	$1,019.66	$5.60
Investor Class
Actual	$1,000.00	$959.51	$6.77
Hypothetical **	$1,000.00	$1,018.30	$6.97
A Class
Actual	$1,000.00	$959.51	$6.91
Hypothetical **	$1,000.00	$1,018.15	$7.12
C Class
Actual	$1,000.00	$955.71	$10.60
Hypothetical **	$1,000.00	$1,014.37	$10.92

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.00%, 1.10%, 1.37%, 1.40%, and 2.15% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

SiM High Yield Opportunities Fund

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Expenses Paid During Period* 3/1/15 - 8/31/15
Institutional Class
Actual	$1,000.00	$981.14	$4.19
Hypothetical **	$1,000.00	$1,020.97	$4.28
Y Class
Actual	$1,000.00	$981.71	$4.60
Hypothetical **	$1,000.00	$1,020.57	$4.69
Investor Class
Actual	$1,000.00	$980.31	$5.89
Hypothetical **	$1,000.00	$1,019.26	$6.01
A Class
Actual	$1,000.00	$979.17	$6.19
Hypothetical **	$1,000.00	$1,018.95	$6.31
C Class
Actual	$1,000.00	$975.68	$9.91
Hypothetical **	$1,000.00	$1,015.17	$10.11

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.92%, 1.18%, 1.24%, and 1.99% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund and American Beacon SiM High Yield Opportunities Fund (four of the funds constituting the American Beacon Funds) (collectively, the “Funds”), as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon The London Company Income Equity Fund, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund and American Beacon SiM High Yield Opportunities Fund at August 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

October 30, 2015

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2015

	Shares	Fair Value
		(000’s)
COMMON STOCK - 96.96%
CONSUMER DISCRETIONARY - 12.15%
Hotels, Restaurants & Leisure - 3.55%
Carnival Corp.	517,220	$25,463

Leisure Equipment & Products - 4.72%
Hasbro, Inc.	454,127	33,873

Specialty Retail - 3.88%
Lowe’s Cos., Inc.	401,963	27,804

Total Consumer Discretionary		87,140

CONSUMER STAPLES - 10.50%
Beverages - 1.83%
Coca-Cola Co.	334,520	13,153

Tobacco - 8.67%
Altria Group, Inc.	576,750	30,902
Reynolds American, Inc.	372,731	31,217

		62,119

Total Consumer Staples		75,272

ENERGY - 7.70%
Oil & Gas - 7.70%
Chevron Corp.	142,506	11,542
ConocoPhillips	301,039	14,796
Kinder Morgan, Inc.	892,395	28,922

Total Energy		55,260

FINANCIALS - 17.03%
Diversified Financials - 10.82%
BlackRock, Inc., Class A	77,322	23,388
Federated Investors, Inc., Class B	757,490	23,482
Wells Fargo & Co.	577,196	30,782

		77,652

Insurance - 2.85%
Cincinnati Financial Corp.	390,321	20,425

Real Estate - 3.36%
Communications Sales & Leasing, Inc.A	425,456	8,552
Corrections Corp. of AmericaA	527,970	15,511

		24,063

Total Financials		122,140

HEALTH CARE - 10.35%
Pharmaceuticals - 10.35%
Bristol-Myers Squibb Co.	359,755	21,395
Eli Lilly & Co.	332,028	27,343
Pfizer, Inc.	791,323	25,496

Total Health Care		74,234

INDUSTRIALS - 12.40%
Aerospace & Defense - 4.76%
General Dynamics Corp.	239,965	34,082

Industrial Conglomerates - 4.18%
General Electric Co.	1,208,900	30,005

Road & Rail - 3.46%
Norfolk Southern Corp.	318,500	24,814

Total Industrials		88,901

	Shares	Fair Value
		(000’s)
INFORMATION TECHNOLOGY - 16.26%
Communications Equipment - 5.53%
Cisco Systems, Inc.	758,220	$19,623
Corning, Inc.	1,163,010	20,015

		39,638

IT Consulting & Services - 2.21%
Paychex, Inc.	354,581	15,836

Semiconductor Equipment & Products - 2.99%
Intel Corp.	751,961	21,461

Software - 5.53%
CA, Inc.	811,030	22,133
Microsoft Corp.	403,958	17,580

		39,713

Total Information Technology		116,648

MATERIALS - 5.37%
Chemicals - 5.37%
NewMarket Corp.	47,251	18,108
The Mosaic Co.	500,530	20,437

Total Materials		38,545

TELECOMMUNICATION SERVICES - 1.84%
Diversified Telecommunication Services - 1.84%
Verizon Communications, Inc.	286,894	13,200

UTILITIES - 3.36%
Electric - 3.36%
Dominion Resources, Inc.	154,128	10,750
Duke Energy Corp.	188,031	13,334

Total Utilities		24,084

Total Common Stock (Cost $692,707)		695,424

SHORT-TERM INVESTMENTS - 2.50% (Cost $17,901)
JPMorgan U.S. Government Money Market Fund, Capital Class	17,901,062	17,901

TOTAL INVESTMENTS - 99.46% (Cost $710,608)		713,325
OTHER ASSETS, NET OF LIABILITIES - 0.54%		3,891

TOTAL NET ASSETS - 100.00%		$717,216

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.

See accompanying notes

American Beacon The London Company Income Equity FundSM

Schedule of Investments

August 31, 2015

Futures Contracts Open on August 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 Mini E Index September Futures	Long	169	September 2015	$16,639,740	$(416,446)

				$16,639,740	$(416,446)

See accompanying notes

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2015

	Shares	Fair Value
		(000’s)
Australia - 2.57%
Common Stock - (Cost $180)
ALS Ltd.A	2,365	$9
Australia & New Zealand Banking Group Ltd., ADRA B	682	14
Bendigo & Adelaide Bank Ltd.A	822	6
BHP Billiton Ltd., ADRA B	698	13
CSL Ltd.A	152	10
Goodman GroupA C	2,019	9
National Australia Bank Ltd.A	618	14
Orica Ltd.A	523	6
South32 Ltd.A E	872	1
Tabcorp Holdings Ltd.A	2,012	7
Wesfarmers LimitedA	471	13
Westpac Banking Corp.A	696	14
Woolworths Holdings Ltd.A	629	12

Total Australia		128

Austria - 0.06%
Common Stock - (Cost $4)
Voestalpine AG A	93	3

Belgium - 0.56%
Common Stock - (Cost $32)
Colruyt S.A.A	304	15
Groupe Bruxelles Lambert S.A.A	173	13

Total Belgium		28

Canada - 1.87%
Common Stock - (Cost $111)
BCE, Inc.	354	14
Imperial Oil Ltd.	306	11
Magna International, Inc., Class A	472	23
Potash Corp of Saskatchewan, Inc.	827	22
Suncor Energy, Inc.	835	23

Total Canada		93

Finland - 0.34%
Common Stock - (Cost $15)
Orion Corp., Class BA	287	11
Wartsila OYJ AbpA	144	6

Total Finland		17

France - 4.36%
Common Stock - (Cost $230)
Air Liquide S.A.A	204	24
Christian Dior SEA	100	18
Cie Generale des Etablissements MichelinA	204	20
CNP AssurancesA	987	15
Imerys S.A.A	233	16
KlepierreA C	264	12
Legrand S.A.A	280	16
Scor SE, ADRA B	600	21
Societe BIC S.A., ADRA B	119	19
Total S.A.A	897	42
Zodiac AerospaceA	478	14

Total France		217

	Shares	Fair Value
		(000’s)
Germany - 3.04%
Common Stock - (Cost $80)
Brenntag AGA	451	$25
Henkel AG & Co., KGaAA	286	26
Volkswagen AGA	116	22

Total Common Stock		73

Preferred Stock - (Cost $96)
Bayerische Motoren Werke AGA D	345	25
Fuchs Petrolub SEA D	612	26
Porsche Automobil Holding SEA D	376	27

Total Preferred Stock		78

Total Germany		151

Hong Kong/China - 1.09%
Common Stock - (Cost $67)
ASM Pacific Technology Ltd.A	700	5
Cheung Kong Property Holdings Ltd.A	500	4
CK Hutchison Holdings Ltd.A	500	7
First Pacific Co., Ltd.A	8,000	5
Hang Lung Properties Ltd.A	3,000	6
Hang Seng Bank Ltd.A	500	9
Hopewell Highway Infrastructure Ltd.A	125	0
MGM China Holdings Ltd.A	4,000	7
PCCW Ltd.A	12,000	6
SJM Holdings Ltd.A	5,000	5

Total Hong Kong/China		54

Ireland - 1.03%
Common Stock - (Cost $54)
Accenture, PLC, Class AF	309	29
Seagate Technology, PLCF	429	22

Total Ireland		51

Japan - 8.99%
Common Stock - (Cost $465)
Air Water, Inc.A	1,000	16
Asahi Kasei Corp.A	2,000	16
Bridgestone Corp.A	500	17
Brother Industries Ltd.A	1,100	15
Canon, Inc.A	700	20
Central Japan Railway Co.A	100	16
Chugoku Bank Ltd.A	800	12
Daiichi Sankyo Co., Ltd.A	800	15
Fujitsu Ltd.A	2,000	10
GungHo Online Entertainment Inc.A	4,000	12
Hiroshima Bank Ltd.A	2,000	11
Hitachi Ltd.A	3,000	17
Hokuhoku Financial Group Inc.A	5,000	11
Honda Motor Co., Ltd.A	600	19
Hoya Corp.A	300	12
IYO Bank Ltd.A	800	9
Japan Tobacco, Inc.A	500	18
Konica Minolta, Inc.A	900	10
Miraca Holdings, Inc.A	200	9
Mitsubishi Corp.A	800	15
Mitsubishi Electric Corp.A	1,000	10
Mixi, Inc.A	200	7
NEC Corp.A	4,000	12
Omron Corp.A	200	7
Osaka Gas Co., Ltd.A	4,000	16
Otsuka Holdings Co., Ltd.A	500	17

See accompanying notes

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2015

	Shares	Fair Value
		(000’s)
Ricoh Co., Ltd.A	1,500	$15
Seiko Epson Corp.A	600	10
Sekisui Chemical Co., Ltd.A	1,000	11
Sumitomo Rubber Industries Ltd.A	600	8
Toho Gas Co., Ltd.A	2,000	12
Tohoku Electric Power Co., Inc.A	900	12
Tokyo Gas Co., Ltd.A	3,000	17
Yamaguchi FinancialA	1,000	13

Total Japan		447

Luxembourg - 1.55%
Common Stock - (Cost $94)
Millicom International Cellular S.A.A	129	9
RTL Group S.A.A	238	21
Tenaris S.A.A	3,616	47

Total Luxembourg		77

Netherlands - 2.03%
Common Stock - (Cost $101)
Heineken Holding N.V.A	179	12
Koninklijke Philips N.V.A	979	19
LyondellBasell Industries N.V., Class A	309	26
Unilever N.V., CVA, GDRA G H	677	28
Wolters Kluwer N.V.A	511	16

Total Netherlands		101

Spain - 1.53%
Common Stock - (Cost $89)
ACS Actividades de Construccion y Servicios S.A.A	934	30
Zardoya Otis S.A.A	4,260	46

Total Spain		76

Sweden - 1.11%
Common Stock - (Cost $57)
Atlas Copco ABA	358	8
Hennes & Mauritz AB, Class BA	337	13
Investor AB, Class BA	328	12
Nordea Bank ABA E	1,118	13
Swedish Match ABA	292	9

Total Sweden		55

Switzerland - 4.95%
Common Stock - (Cost $253)
ACE Ltd.	240	25
Garmin Ltd.	639	24
Kuehne + Nagel International AG, Reg SA I	100	13
Nestle S.A., Reg SA I	761	55
Pargesa Holding S.A.A	217	13
Roche Holding AG GenusscheinA	200	54
Schindler Holding AGA	92	14
Schindler Holding AG, Reg SA I	108	17
Sika AG BRA	5	17
Swatch Groug AG, Reg SA I	184	14

Total Switzerland		246

United Kingdom - 8.33%
Common Stock - (Cost $461)
3i Group PLCA F	2,116	16
Aggreko PLCA F	552	9

	Shares	Fair Value
		(000’s)
AstraZeneca PLC ADRA B F	451	$28
Aviva PLCA F	2,418	18
BAE Systems PLCA F	2,493	18
British American Tobacco PLCA F	634	34
BT Group PLCA F	3,620	24
Bunzl PLCA F	539	14
Centrica PLCA F	4,374	16
GKN PLCA F	2,391	11
GlaxoSmithKline PLCA F	1,629	34
HSBC Holdings PLCA F	5,003	39
IMI PLCA F	822	13
Kingfisher PLCA F	2,895	16
Marks & Spencer Group PLCA F	1,966	16
National Grid PLCA F	1,255	16
Next PLCA F	156	19
Royal Dutch Shell PLC, Class AA F	1,274	33
Sage Group PLCA F	1,330	10
Smiths Group PLCA F	900	15
Travis Perkins PLCA F	497	15

Total United Kingdom		414

United States - 53.53%
Common Stock - (Cost $2,702)
3M Co.	265	38
AbbVie, Inc.	552	34
AES Corp.	1,760	21
Aflac, Inc.	386	23
Airgas, Inc.	227	22
Alleghany Corp.	32	15
American Express Co.	432	33
Amgen, Inc.	162	25
Arch Capital Group Ltd.E	416	28
Arrow Electronics, Inc.	342	19
Avnet, Inc.	519	22
Baxter International, Inc.	460	18
Bed Bath & Beyond, Inc.E	396	25
Biogen Idec, Inc.E	89	26
CA, Inc.	754	21
Chevron Corp.	525	43
Cintas Corp.	276	23
Cisco Systems, Inc.	1,560	40
Colgate-Palmolive Co.	392	25
ConocoPhillips	562	28
Danaher Corp.	308	27
EI du Pont de Nemours & Co.	491	26
Eli Lilly & Co.	313	26
Emerson Electric Co.	545	26
EOG Resources, Inc.	282	22
Exxon Mobil Corp.	896	67
Fastenal Co.	531	20
FMC Technologies, Inc.E	548	19
Fossil Group, Inc.E	270	17
Franklin Resources, Inc.	577	23
Gap, Inc.	613	20
Genuine Parts Co.	316	26
Gilead Sciences, Inc.	406	43
Google, Inc., Class AE	39	25
Harley-Davidson, Inc.	379	21
Henry Schein, Inc.E	180	25
Home Depot, Inc.	293	33
Honeywell International, Inc.	254	25
Illinois Tool Works, Inc.	271	23
Intel Corp.	1,478	42

See accompanying notes

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2015

	Shares	Fair Value
		(000’s)
International Business Machines Corp.	237	$35
Johnson & Johnson	576	54
Johnson Controls, Inc.	506	21
JPMorgan Chase & Co.	660	42
Kellogg Co.	414	27
Kimberly-Clark Corp.	252	27
LKQ Corp.E	935	28
Loews Corp.	596	22
Marathon Petroleum Corp.	216	10
Mattel, Inc.	886	21
McDonald’s Corp.	347	33
McGraw-Hill Cos., Inc.	224	22
MDU Resources Group, Inc.	1,288	23
Microsoft Corp.	1,388	60
Moody’s Corp.	227	23
Navient Corp.	1,094	14
OGE Energy Corp.	671	19
Oracle Corp.	1,182	44
O’Reilly Automotive, Inc.E	94	23
PACCAR, Inc.	408	24
Patterson Cos., Inc.	440	20
PepsiCo, Inc.	458	43
Philip Morris International, Inc.	310	25
Phillips 66	313	25
PNC Financial Services Group, Inc.	317	29
Praxair, Inc.	238	25
Procter & Gamble Co.	545	38
Qualcomm, Inc.	603	34
Rockwell Automation, Inc.	203	23
Ross Stores, Inc.	542	26
SCANA Corp.	446	24
Schlumberger Ltd.	441	34
SEI Investments Co.	532	27
Snap-On, Inc.	104	17
Southern Co.	572	25
Stryker Corp.	289	28
Symantec Corp.	977	20
Synopsys, Inc.E	329	15
T. Rowe Price Group, Inc.	372	27
Texas Instruments, Inc.	534	26
TJX Cos., Inc.	436	31
Torchmark Corp.	366	21
Travelers Cos., Inc.	245	24
U.S. Bancorp	812	34
Union Pacific Corp.	301	26
United Technologies Corp.	333	31
UnitedHealth Group, Inc.	226	26
Verizon Communications, Inc.	874	40
VF Corp.	364	26
Viacom, Inc., Class B	488	20
Wal-Mart Stores, Inc.	771	50
Wells Fargo & Co.	986	53
Western Digital Corp.	272	22
Westlake Chemical Corp.	402	22
WR Berkley Corp.	475	26
WW Grainger, Inc.	96	22

Total United States		2,662

SHORT-TERM INVESTMENTS - 2.96% (Cost $147)
JPMorgan U.S. Government Money Market Fund, Capital Class	146,918	147

Fair Value
(000’s)
TOTAL INVESTMENTS - 99.90% (Cost $5,238)	$4,967
OTHER ASSETS, NET OF LIABILITIES - 0.10%	5

TOTAL NET ASSETS - 100.00%	$4,972

Percentages are stated as a percent of net assets.

A	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,939 or 39% of net assets.
B	ADR - American Depositary Receipt.
C	REIT - Real Estate Investment Trust.
D	A type of Preferred Stock that has no maturity date.
E	Non-income producing security.
F	PLC - Public Limited Company.
G	CVA - Dutch Certificate.
H	GDR - Global Depositary Receipt.
I	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See accompanying notes

American Beacon Zebra Global Equity FundSM

Schedule of Investments

August 31, 2015

Futures Contracts Open on August 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Emerging Markets September Futures	Long	1	September 2015	$86,635	$695
S&P 500 Mini E Index September Futures	Long	1	September 2015	98,460	(6,028)

				$185,095	$(5,333)

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2015

	Shares	Fair Value
		(000’s)
COMMON STOCK - 93.92%
CONSUMER DISCRETIONARY - 13.65%
Auto Components - 1.25%
Cooper-Standard Holding, Inc.A	1,956	$113
Horizon Global Corp.A	1,690	18
Shiloh Industries, Inc.	2,443	28
Standard Motor Products, Inc.	2,046	72
Strattec Security Corp.	372	23

		254

Automobiles - 0.44%
Hyster-Yale Materials Handling, Inc.	1,487	90

Distributors - 1.34%
DXP Enterprises, Inc.A	893	27
Pool Corp.	3,003	209
Stock Building Supply Holdings, Inc.A	1,900	36

		272

Hotels, Restaurants & Leisure - 0.75%
Interval Leisure Group, Inc.	5,418	109
Monarch Casino & Resort, Inc.A	1,463	26
Nathan’s Famous, Inc.	535	17

		152

Household Durables - 0.58%
CSS Industries, Inc.	1,121	30
Flexsteel Industries, Inc.	982	30
Haverty Furniture Companies, Inc.	1,600	37
Lifetime Brands, Inc.	1,448	21

		118

Internet & Catalog Retail - 2.07%
Global Sources Ltd.A	2,361	19
HSN, Inc.	4,066	247
Insight Enterprises, Inc.A	3,950	100
Overstock.com, Inc.A	2,727	54

		420

Leisure Equipment & Products - 0.35%
Escalade, Inc.	1,294	23
Johnson Outdoors, Inc., Class A	1,046	26
Marine Products Corp.	3,268	23

		72

Media - 0.99%
Crown Media Holdings, Inc., Class AA	34,065	182
Salem Media Group, Inc.	3,058	20

		202

Multiline Retail - 0.50%
Fox Factory Holding Corp.A	3,570	53
Stein Mart, Inc.	4,536	49

		102

Specialty Retail - 3.71%
America’s Car-Mart, Inc.A	835	30
Big 5 Sporting Goods Corp.	1,458	17
Buckle, Inc.	3,932	166
Destination Maternity Corp.	1,920	22
Essendant, Inc.	4,422	153
Genesco, Inc.A	1,610	96
PC Connection, Inc.	3,125	66
Rush Enterprises, Inc., Class AA	3,968	101
Shoe Carnival, Inc.	1,678	43
Trans World Entertainment Corp.	5,999	22
Winmark Corp.	371	37

		753

	Shares	Fair Value
		(000’s)
Textiles & Apparel - 1.67%
Columbia Sportswear Co.	4,986	$306
Weyco Group, Inc.	1,254	34

		340

Total Consumer Discretionary		2,775

CONSUMER STAPLES - 5.12%
Beverages - 0.55%
National Beverage Corp.	4,255	112

Food & Drug Retailing - 1.21%
SpartanNash Co.	3,567	101
Village Super Market, Inc., Class A	1,234	34
Weis Markets, Inc.	2,717	111

		246

Food Products - 2.14%
Seaboard Corp.	131	435

Personal Products - 1.22%
Nature’s Sunshine Products, Inc.	2,178	27
Revlon, Inc., Class AA	4,335	144
Steiner Leisure Ltd.A	1,187	76

		247

Total Consumer Staples		1,040

ENERGY - 0.57%
Energy Equipment & Services - 0.29%
Matrix Service Co.A	1,653	33
RigNet, Inc.A	893	26

		59

Oil & Gas - 0.28%
Adams Resources & Energy, Inc.	402	18
Panhandle Oil and Gas, Inc., Class A	1,174	21
Resource America, Inc., Class A	2,402	18

		57

Total Energy		116

FINANCIALS - 27.84%
Banks - 11.13%
1st Source Corp.	2,443	73
American National Bankshares, Inc.	1,085	26
Arrow Financial Corp.	1,230	34
BancFirst Corp.	1,325	80
BankFinancial Corp.	2,726	34
BNC Bancorp	2,910	60
Bryn Mawr Bank Corp.	1,667	49
Camden National Corp.	860	34
Century Bancorp, Inc., Class A	828	35
Citizens & Northern Corp.	1,098	22
City Holding Co.	1,309	62
CNB Financial Corp.	1,938	33
Community Trust Bancorp, Inc.	1,610	57
Enterprise Bancorp, Inc.	1,254	27
Enterprise Financial Services Corp.	1,784	43
Fidelity Southern Corp.	2,193	42
Financial Institutions, Inc.	1,349	33
First Bancorp (NC)	1,892	32
First Busey Corp.	7,365	47
First Business Financial Services, Inc.	1,122	25
First Community Bancshares, Inc.	1,873	33
First Defiance Financial Corp.	848	32
First Financial Corp.	1,194	39

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2015

	Shares	Fair Value
		(000’s)
First Merchants Corp.	3,487	$91
German American Bancorp, Inc.	1,259	36
Great Southern Bancorp, Inc.	1,292	52
Horizon Bancorp	1,275	30
International Bancshares Corp.	7,473	193
Lakeland Bancorp, Inc.	3,428	38
MainSource Financial Group, Inc.	2,077	43
Mercantile Bank Corp.	1,668	34
National Bankshares, Inc.	1,034	33
OceanFirst Financial Corp.	1,502	28
Pacific Premier Bancorp, Inc.A	1,871	35
Penns Woods Bancorp, Inc.	618	27
Peoples Bancorp, Inc.	1,615	35
S&T Bancorp, Inc.	2,919	87
Sierra Bancorp	1,296	22
Stock Yards Bancorp, Inc.	1,277	45
TowneBank	4,623	85
Trico Bancshares	2,180	52
Univest Corp of Pennsylvania	2,066	40
Washington Trust Bancorp, Inc.	1,451	56
WesBanco, Inc.	3,366	104
West Bancorporation, Inc.	1,507	27
Yadkin Financial Corp.	5,775	120

		2,265

Diversified Financials - 5.06%
CIFC Corp.	3,186	22
Cohen & Steers, Inc.	3,020	91
Credit Acceptance Corp.A	1,674	342
Diamond Hill Investment Group, Inc.	258	50
ExlService Holdings, Inc.A	2,685	97
First Cash Financial Services, Inc.A	1,829	75
GAMCO Investors, Inc., Class A	1,624	95
Heartland Financial USA, Inc.	1,775	65
Higher One Holdings, Inc.A	7,450	15
HomeStreet, Inc.	1,950	43
Meta Financial Group, Inc.	613	27
MidWestOne Financial Group, Inc.	1,125	33
Nicholas Financial, Inc.	1,551	19
Pacific Continental Corp.	1,699	22
Westwood Holdings Group, Inc.	580	32

		1,028

Insurance - 5.83%
AMERISAFE, Inc.	1,600	75
Baldwin & Lyons, Inc., Class B	1,681	39
Crawford & Co., Class B	4,344	28
EMC Insurance Group, Inc.	2,830	65
Enstar Group Ltd.A	1,888	275
Global Indemnity PLCA B	3,105	83
Greenlight Capital Re Ltd., Class AA	4,528	115
Independence Holding Co.	1,697	21
National Western Life Insurance Co., Class A	558	127
Selective Insurance Group, Inc.	5,759	175
Third Point Reinsurance Ltd.A	13,043	182

		1,185

Real Estate - 5.82%
Agree Realty Corp.C	949	27
Alexander’s, Inc.C	322	117
Armada Hoffler Properties, Inc.C	6,915	69
Chesapeake Lodging TrustC	2,114	61
EPR PropertiesC	2,640	134
General Finance Corp.A C	3,666	14
Geo Group, Inc.C	3,278	98

	Shares	Fair Value
		(000’s)
Getty Realty Corp.C	2,571	$41
LTC Properties, Inc.C	1,806	74
National Health Investors, Inc.C	2,020	111
One Liberty Properties, Inc.C	1,262	28
PS Business Parks, Inc.C	1,869	136
RLJ Lodging TrustC	1,771	49
Sabra Health Care REIT, Inc.C	3,258	78
Saul Centers, Inc.C	1,645	81
Universal Health Realty Income TrustC	773	36
Urstadt Biddle Properties, Inc., Class AC	1,638	29

		1,183

Total Financials		5,661

HEALTH CARE - 10.35%
Biotechnology - 2.76%
Genomic Health, Inc.A	723	20
Luminex Corp.A	2,586	47
MiMedx Group, Inc.A	3,618	35
Neogen Corp.A	1,787	92
PDL BioPharma, Inc.	55,694	315
RTI Biologics, Inc.A	3,246	21
SciClone Pharmaceuticals, Inc.A	4,065	32

		562

Health Care Equipment & Supplies - 3.18%
Atrion Corp.	165	64
Computer Programs and Systems, Inc.	748	34
Exactech, Inc.A	1,413	28
Integra LifeSciences Holdings Corp.A	2,321	139
Masimo Corp.	2,845	116
Merge Healthcare, Inc.	5,154	37
Meridian Bioscience, Inc.	3,200	61
Merit Medical Systems, Inc.A	2,804	64
Nutraceutical International Corp.	1,040	25
SurModics, Inc.A	942	21
Utah Medical Products, Inc.	360	19
Vascular Solutions, Inc.A	1,103	38

		646

Health Care Providers & Services - 3.44%
Addus HomeCare Corp.A	903	26
Alliance HealthCare Services, Inc.A	1,160	17
Almost Family, Inc.	866	38
Cantel Medical Corp.	2,334	116
Corvel Corp.A	1,698	51
Ensign Group, Inc.	1,962	92
LHC Group, Inc.A	1,437	62
National Healthcare Corp.	1,331	80
National Research Corp.	2,417	31
Omnicell, Inc.A	2,082	71
Owens & Minor, Inc.	3,354	114

		698

Pharmaceuticals - 0.97%
Corcept Therapeutics, Inc.A	4,040	20
Enanta Pharmaceuticals, Inc.A	1,313	51
Sucampo Pharmaceuticals, Inc., Class AA	2,632	71
Synutra International, Inc.A	11,216	56

		198

Total Health Care		2,104

INDUSTRIALS - 14.76%
Aerospace & Defense - 0.48%
Kaman Corp.	2,501	97

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2015

	Shares	Fair Value
		(000’s)
Building Products - 1.30%
AAON, Inc.	4,108	$85
Omega Flex, Inc.	627	19
Patrick Industries, Inc.A	1,366	52
Universal Forest Products, Inc.	1,821	109

		265

Commercial Services & Supplies - 7.52%
American Public Education, Inc.A	1,554	34
Capella Education Co.	943	46
CDI Corp.	1,650	17
Ceco Environmental Corp.	2,724	26
CSG Systems International, Inc.	2,773	86
Deluxe Corp.	4,064	237
Electro Rent Corp.	2,381	25
Ennis, Inc.	2,800	46
Franklin Covey Co.A	1,439	24
Herman Miller, Inc.	5,472	148
Kelly Services, Inc., Class A	3,113	45
Kforce, Inc.	2,566	69
Landauer, Inc.	621	24
Marlin Business Services Corp.	1,608	22
McGrath Rentcorp	2,502	64
Monotype Imaging Holdings, Inc.	2,588	55
PHI, Inc.A D	2,381	60
Resources Connection, Inc.	2,769	43
Strayer Education, Inc.A	640	33
TeleTech Holdings, Inc.	4,747	128
VSE Corp.	603	25
West Corp.	11,089	271

		1,528

Construction & Engineering - 0.43%
Primoris Services Corp.	4,726	87

Electrical Equipment - 1.00%
Chase Corp.	1,169	46
Franklin Electric Co., Inc.	4,194	122
Houston Wire & Cable Co.	1,907	15
Preformed Line Products Co.	682	21

		204

Industrial Conglomerates - 1.21%
ICF International, Inc.A	1,947	67
Park-Ohio Industries, Inc.	1,540	56
Tredegar Corp.	3,248	47
Trimas Corp.A	4,227	76

		246

Machinery - 2.47%
Alamo Group, Inc.	1,087	56
Altra Industrial Motion Corp.	2,219	55
Applied Industrial Technologies, Inc.	3,400	143
Columbus McKinnon Corp.	2,084	40
Hurco Co., Inc.	744	23
Kadant, Inc.	1,004	45
L.B. Foster Co., Class A	1,017	18
Miller Industries, Inc.	1,139	25
Sun Hydraulics Corp.	2,250	73
Xerium Technologies, Inc.A	1,931	24

		502

Road & Rail - 0.35%
Universal Truckload Services, Inc.	3,604	71

Total Industrials		3,000

	Shares	Fair Value
		(000’s)
INFORMATION TECHNOLOGY - 15.13%
Communications Equipment - 0.25%
Bel Fuse, Inc., Class B	1,430	$25
Black Box Corp.	1,696	26

		51

Computers & Peripherals - 0.49%
Datalink Corp.A	2,251	13
Eastman Kodak Co.A	6,129	86

		99

Electronic Equipment & Instruments - 3.00%
Analogic Corp.	813	66
Coherent, Inc.	1,901	111
CTS Corp.	3,404	64
Daktronics, Inc.	3,811	33
ePlus, Inc.	756	57
MTS Systems Corp.	1,209	72
Newport Corp.A	3,793	58
Scansource, Inc.A	2,945	113
Tessco Technologies, Inc.	847	20
Twin Disc, Inc.	1,104	15

		609

Internet Software & Services - 1.66%
Grand Canyon Education, Inc.A	3,797	141
Netgear, Inc.A	2,445	74
NIC, Inc.	3,956	75
Perficient, Inc.A	2,860	47

		337

IT Consulting & Services - 3.35%
Forrester Research, Inc.	1,050	33
Hackett Group, Inc.	2,729	38
Lionbridge TechnologiesA	7,337	39
MoneyGram International, Inc.A	9,088	79
Sykes Enterprises, Inc.A	4,071	103
Syntel, Inc.A	8,737	389

		681

Semiconductor Equipment & Products - 3.53%
Amkor Technology, Inc.A	32,196	175
Cabot Microelectronics Corp.	1,934	84
Cascade Microtech, Inc.A	1,573	24
Cohu, Inc.	1,735	17
Diodes, Inc.A	4,027	79
GSI Group, Inc.A	3,036	39
Microsemi Corp.	3,599	114
MKS Instruments, Inc.	4,671	157
Xcerra Corp.A	4,894	31

		720

Software - 2.85%
American Software, Inc., Class A	2,227	20
Mentor Graphics Corp.	11,035	286
Netscout Systems, Inc.A	2,730	100
Pegasystems, Inc.	4,596	113
QAD, Inc., Class A	997	25
Quality Systems, Inc.	2,611	35

		579

Total Information Technology		3,076

MATERIALS - 2.81%
Chemicals - 2.32%
Hawkins, Inc.	983	37
Innospec, Inc.	2,690	133
KMG Chemicals, Inc.	1,056	21

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2015

	Shares	Fair Value
		(000’s)
Kronos Worldwide, Inc.	10,946	$81
Quaker Chemical Corp.	999	79
Stepan Co.	2,054	93
Trecora ResourcesA	2,253	29

		473

Construction Materials - 0.12%
United States Lime & Minerals, Inc.	515	25

Containers & Packaging - 0.10%
UFP Technologies, Inc.A	943	20

Metals & Mining - 0.27%
Hallador Energy Co.	3,311	27
Handy & Harman Ltd.A	1,071	27

		54

Total Materials		572

TELECOMMUNICATION SERVICES - 1.81%
Diversified Telecommunication Services - 1.64%
IDT Corp., Class B	2,368	37
Intelsat S.A.A E	25,572	247
Premiere Global Services, Inc.A	4,450	48

		332

Wireless Telecommunication Services - 0.17%
Spok Holdings, Inc.	2,134	35

Total Telecommunication Services		367

UTILITIES - 1.88%
Electric - 1.11%
MGE Energy, Inc.	3,296	127
Otter Tail Corp.	3,805	98

		225

Gas - 0.08%
Delta Natural Gas Co., Inc.	851	17

Water - 0.69%
Artesian Resources Corp., Class A	690	15
Connecticut Water Co.	1,071	37
Middlesex Water Co.	1,373	31
SJW Corp.	1,963	57

		140

Total Utilities		382

Total Common Stock (Cost $19,904)		19,093

SHORT-TERM INVESTMENTS - 5.44% (Cost $1,105)
JPMorgan U.S. Government Money Market Fund, Capital Class	1,104,855	1,105

SECURITIES LENDING COLLATERAL - 0.72%
DWS Government and Agency Securities Portfolio, Institutional Class	8,406	8
American Beacon U.S. Government Money Market Select Fund, Select ClassF	138,594	139

Total Securities Lending Collateral (Cost $147)		147

Fair Value
(000’s)
TOTAL INVESTMENTS - 100.08% (Cost $21,156)	$20,345
LIABILITIES, NET OF OTHER ASSETS - (0.08%)	(16)

TOTAL NET ASSETS - 100.00%	$20,329

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	PLC - Public Limited Company.
C	REIT - Real Estate Investment Trust.
D	Non-voting participating shares.
E	All or a portion of this security is on loan at August 31, 2015.
F	The Fund is affiliated by having the same Investment Advisor.

See accompanying notes

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

August 31, 2015

Futures Contracts Open on August 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index September Futures	Long	9	September 2015	$1,041,750	$(44,717)

				$1,041,750	$(44,717)

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2015

	Shares	Fair Value
		(000’s)
COMMON STOCK - 1.58%
FINANCIALS - 0.86%
Other Finance - 0.23%
Oslo Bors VPS Holdings ASA	188,850	$1,986

Real Estate - 0.63%
Annaly Capital Management, Inc.A	359,000	3,611
Omega Healthcare Investors, Inc.A	60,000	2,027

		5,638

MANUFACTURING - 0.38%
Basic Materials - 0.38%
CVR Partners LP B C	299,373	3,335

MATERIALS - 0.33%
Basic Materials - 0.09%
OCI Partners LPB C	64,105	781

Metals/Mining - 0.24%
OCI Resources LPB C	91,000	2,122

TRANSPORTATION - 0.01%
Other Transportation - 0.01%
Knot Offshore Partners LP C D	5,353	98

Total Common Stock (Cost $14,250)		13,960

	Par AmountK
	(000’s)
DOMESTIC BANK LOAN OBLIGATIONS - 2.50%
Consumer - 1.21%
North Atlantic Trading Co., Inc., 1st Lien Term Loan, 7.75%, Due 1/13/2020	$5,090	5,040
North Atlantic Trading Co., Inc., 2nd Lien Term Loan, 11.50%, Due 6/30/2020	5,600	5,656

		10,696

Transportation - 1.29%
Gol Luxco S.A., 1st Lien Term Loan, 6.50%, Due 8/19/2020	11,450	11,336

Total Domestic Bank Loan Obligations (Cost $21,917)		22,032

DOMESTIC CONVERTIBLE OBLIGATIONS - 1.21%
Manufacturing - 0.56%
Tesla Motors, Inc., 1.25%, Due 3/1/2021	5,225	4,912

Transportation - 0.65%
Titan Machinery, Inc., 3.75%, Due 5/1/2019	7,450	5,759

Total Domestic Convertible Obligations (Cost $11,207)		10,671

DOMESTIC OBLIGATIONS - 79.24%
Consumer - 6.95%
Constellation Brands, Inc., 6.00%, Due 5/1/2022	9,000	9,923
Darling Ingredients, Inc., 5.375%, Due 1/15/2022	8,266	8,163
JBS USA LLC / JBS USA Finance, Inc., 5.875%, Due 7/15/2024E F	13,550	13,498
Minerva Luxembourg S.A., 7.75%, Due 1/31/2023F	10,600	10,362
Simmons Foods, Inc., 7.875%, Due 10/1/2021F	10,505	9,796
TreeHouse Foods, Inc., 4.875%, Due 3/15/2022	9,600	9,528

		61,270

Energy - 4.89%
Bonanza Creek Energy, Inc., 5.75%, Due 2/1/2023	11,575	7,871
MEG Energy Corp., 7.00%, Due 3/31/2024F	16,200	13,243
Memorial Production Partners LP / Memorial Production Finance Corp.,
7.625%, Due 5/1/2021B	8,550	5,729
6.875%, Due 8/1/2022B	7,125	4,471
Northern Blizzard Resources, Inc., 7.25%, Due 2/1/2022F	14,403	11,810

		$43,124

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2015

	Par AmountK	Fair Value
	(000’s)	(000’s)
Finance - 3.26%
Carlson Travel Holdings, Inc., 7.50%, Due 8/15/2019F G	$9,475	9,594
DFC Finance Corp., 10.50%, Due 6/15/2020F	5,700	3,192
Iron Mountain, Inc., 6.00%, Due 8/15/2023	9,040	9,243
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, Due 6/1/2022E	8,000	6,760

		28,789

Manufacturing - 22.45%
Activision Blizzard, Inc., 5.625%, Due 9/15/2021F	8,900	9,356
Actuant Corp., 5.625%, Due 6/15/2022	11,000	10,945
ADS Tactical, Inc., 11.00%, Due 4/1/2018F	17,500	18,243
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.,
8.50%, Due 12/15/2019E	5,725	3,936
6.375%, Due 3/15/2024B E	15,275	8,783
Crown Americas LLC / Crown Americas Capital Corp IV, 4.50%, Due 1/15/2023E	14,175	13,874
IHS, Inc., 5.00%, Due 11/1/2022	13,081	13,228
Kissner Milling Co., Ltd., 7.25%, Due 6/1/2019F	13,600	13,895
LSB Industries, Inc., 7.75%, Due 8/1/2019	13,250	13,349
Orbital ATK, Inc., 5.25%, Due 10/1/2021	16,128	16,451
Sealed Air Corp., 6.50%, Due 12/1/2020F	13,846	15,334
Sensata Technologies BV, 4.875%, Due 10/15/2023F	18,025	17,710
Servicios Corporativos Javer SAPI de CV, 9.875%, Due 4/6/2021F	11,100	11,752
Southern Graphics, Inc., 8.375%, Due 10/15/2020F	14,315	14,351
Techniplas LLC, 10.00%, Due 5/1/2020E F	8,600	8,127
TransDigm, Inc., 6.50%, Due 7/15/2024	8,800	8,602

		197,936

Service - 31.21%
Acadia Healthcare Co., Inc., 5.125%, Due 7/1/2022	10,765	10,819
Ancestry.com, Inc., 11.00%, Due 12/15/2020	7,000	7,779
CHS/Community Health Systems, Inc., 5.125%, Due 8/1/2021	13,350	13,717
Churchill Downs, Inc., 5.375%, Due 12/15/2021	14,800	15,096
Constellis Holdings LLC / Constellis Finance Corp., 9.75%, Due 5/15/2020E F	14,350	13,489
DaVita HealthCare Partners, Inc., 5.75%, Due 8/15/2022	10,550	11,225
Envision Healthcare Corp., 5.125%, Due 7/1/2022F	11,600	11,760
Halyard Health, Inc., 6.25%, Due 10/15/2022F	12,725	13,162
HCA, Inc., 4.75%, Due 5/1/2023	13,645	13,832
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022	13,525	13,863
Lansing Trade Group LLC / Lansing Finance Co. Inc, 9.25%, Due 2/15/2019E F	11,900	11,543
LifePoint Health, Inc., 5.50%, Due 12/1/2021	15,885	16,550
Live Nation Entertainment, Inc., 7.00%, Due 9/1/2020F	16,795	17,803
MGM Resorts International, 7.75%, Due 3/15/2022	12,000	13,290
Multi-Color Corp., 6.125%, Due 12/1/2022F	9,625	9,805
Numericable-SFR SAS, 4.875%, Due 5/15/2019F	11,900	11,974
Station Casinos LLC, 7.50%, Due 3/1/2021E	14,637	15,483
Tenet Healthcare Corp., 4.50%, Due 4/1/2021	16,875	16,960
Univision Communications, Inc., 6.75%, Due 9/15/2022F	13,100	13,854
Viking Cruises Ltd., 8.50%, Due 10/15/2022F	11,275	12,403
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.375%, Due 3/15/2022E	11,000	10,698

		275,105

Telecommunications - 4.58%
DigitalGlobe, Inc., 5.25%, Due 2/1/2021F	13,750	13,200
NeuStar, Inc., 4.50%, Due 1/15/2023	10,350	8,798
Virgin Media Finance PLC, 6.375%, Due 4/15/2023F H	17,650	18,345

		40,343

Transportation - 3.75%
Gol Luxco S.A., 8.875%, Due 1/24/2022F	4,800	3,504
United Continental Holdings, Inc.,
6.375%, Due 6/1/2018	3,100	3,243
6.00%, Due 12/1/2020	7,675	8,011
US Airways Group, Inc., 6.125%, Due 6/1/2018	13,600	14,093
VRG Linhas Aereas S.A., 10.75%, Due 2/12/2023F	5,000	4,200

		33,051

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2015

	Par AmountK		Fair Value
	(000’s)		(000’s)
Utilities - 2.15%
Calpine Corp., 7.875%, Due 1/15/2023F		$8,614	$9,217
GenOn Americas Generation LLC, 9.125%, Due 5/1/2031E		11,600	9,744

			18,961

Total Domestic Obligations (Cost $727,047)			698,579

FOREIGN CONVERTIBLE OBLIGATIONS - 0.16%
Consumer - 0.16%
Pescanova S.A.,
5.125%, Due 4/20/2017, Acquired 2/11/2013 - 2/24/2014, Cost $3,964L M		7,450	752
8.75%, Due 2/17/2019, Acquired 4/26/2012 - 2/24/2014, Cost $6,101L M		6,600	667

Total Foreign Convertible Obligations (Cost $10,076)			1,419

FOREIGN OBLIGATIONS - 11.67%
Finance - 1.77%
Emma Delta Finance PLC,
8.50%, Due 10/15/2017F H	EUR	8,000	8,079
12.00%, Due 10/15/2017F H	EUR	7,000	7,463

			15,542

Service - 3.36%
Cirsa Funding Luxembourg S.A., 8.75%, Due 5/15/2018F	EUR	5,417	6,149
Gala Electric Casinos, 11.50%, Due 6/1/2019F	GBP	7,950	12,992
Gamenet SpA, 7.25%, Due 8/1/2018F	EUR	10,000	10,465

			29,606

Sovereign - 1.23%
Greece, Hellenic Republic, 3.00%, Due 2/24/2023I J	EUR	5,000	3,729
Mexican Bonos Desarr, 5.00%, Due 6/15/2017	MXN	117,500	7,120

			10,849

Telecommunications - 0.44%
OTE PLC, 3.50%, Due 7/9/2020 H	EUR	4,000	3,916

Transportation - 4.87%
CMA CGM S.A., 7.75%, Due 1/15/2021F	EUR	17,690	19,097
Moto Finance PLC, 6.375%, Due 9/1/2020F H	GBP	8,755	13,502
VWR Funding, Inc., 4.625%, Due 4/15/2022	EUR	9,500	10,338

			42,937

Total Foreign Obligations (Cost $111,762)			102,850

	Shares
SHORT-TERM INVESTMENTS - 1.83% (Cost $16,144)
Short-Term Investments - 1.83%
JPMorgan U.S. Government Money Market Fund, Capital Class		16,144,321	16,144

TOTAL INVESTMENTS - 98.19% (Cost $912,403)			865,655
OTHER ASSETS, NET OF LIABILITIES - 1.81%			15,936

TOTAL NET ASSETS - 100.00%			$881,591

Percentages are stated as a percent of net assets.

A	REIT - Real Estate Investment Trust.
B	LP - Limited Partnership.
C	MLP - Master Limited Partnership.
D	Non-income producing security.
E	LLC - Limited Liability Company.
F	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $422,269 or 47.90% of net assets. The Fund has no right to demand registration of these securities.
G	PIK - Payment in Kind.
H	PLC - Public Limited Company.
I	Variable rate.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

August 31, 2015

J	Step Up/Down - A scheduled increase in the exercise or conversion price at which a warrant, an option, or a convertible security may be used to acquire shares of common stock.
K	In U.S Dollars unless otherwise noted.
L	Fair Valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $1,419 or 0.16% of net assets.
M	Illiquid security. At period end, the amount of illiquid securities was $1,419 or 0.16% of net assets.

Futures Contracts Open on August 31, 2015:

Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Globex September Futures	Short	285	September 2015	$27,338,625	$302,547
Euro Currency Globex September Futures	Short	513	September 2015	72,070,088	216,931

				$99,408,713	$519,478

Glossary:

Currency Abbreviations:

EUR	Euro
GBP	British Pound
MXN	Mexican Peso

Exchange Abbreviations:

Globex	Chicago Mercantile Exchange

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2015 (in thousands, except share and per share amounts)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Assets:
Investments in unaffiliated securities, at fair value A C	$713,325	$4,967	$20,206	$865,655
Investments in affiliated securities, at fair value B	—	—	139	—
Cash	—	—	—	1,839
Deposit with brokers for futures contracts	754	8	46	—
Dividends and interest receivable	2,184	14	19	15,450
Receivable for investments sold	—	—	—	12,654
Receivable for fund shares sold	2,315	—	91	5,171
Receivable for tax reclaims	—	2	—	—
Receivable for expense reimbursement (Note 2)	—	12	5	13
Receivable for variation margin on open futures contracts	—	—	—	523
Prepaid expenses	42	28	31	40

Total assets	718,620	5,031	20,537	901,345

Liabilities:
Payable for investments purchased	—	—	—	16,195
Payable for fund shares redeemed	581	21	6	2,350
Payable for variation margin from open futures contracts	167	2	6	—
Payable under excess expense reimbursement plan (Note 2)	4	—	—	—
Payable upon return of securities loaned (Note 9)	—	—	147	—
Dividends payable	—	—	—	364
Management and investment advisory fees payable	224	1	10	334
Administrative service and service fees payable	360	3	10	394
Transfer agent fees payable	8	—	1	23
Custody and fund accounting fees payable	6	2	1	8
Professional fees payable	25	28	26	41
Trustee fees payable	10	—	—	14
Payable for prospectus and shareholder reports	16	2	1	25
Other liabilities	3	—	—	6

Total liabilities	1,404	59	208	19,754

Net Assets	$717,216	$4,972	$20,329	$881,591

Analysis of Net Assets:
Paid-in-capital	715,041	4,844	19,014	935,369
Undistributed (or overdistribution of) net investment income	1,382	72	77	(6,376)
Accumulated net realized gain (loss)	(1,508)	332	2,094	(1,176)
Unrealized appreciation or (depreciation) of investments	2,717	(70)	(811)	(38,268)
Unrealized (depreciation) of currency transactions	—	(201)	—	(8,477)
Unrealized appreciation or (depreciation) of futures contracts	(416)	(5)	(45)	519

Net assets	$717,216	$4,972	$20,329	$881,591

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	9,889,569	54,765	124,176	24,421,849

Y Class	26,433,406	38,868	683,354	31,847,680

Investor Class	1,489,510	45,796	180,979	20,954,140

A Class	5,270,539	257,694	337,413	8,601,184

C Class	8,998,644	80,831	101,257	7,730,746

Net assets (not in thousands):
Institutional Class	$137,006,660	$569,418	$1,764,526	$230,287,454

Y Class	$364,477,089	$406,765	$9,795,860	$300,014,547

Investor Class	$20,564,814	$474,166	$2,573,002	$196,928,349

A Class	$72,363,106	$2,691,085	$4,797,155	$81,147,262

C Class	$122,804,166	$830,506	$1,398,217	$73,213,378

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

August 31, 2015 (in thousands, except share and per share amounts)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Net asset value, offering and redemption price per share:
Institutional Class	$13.85	$10.40	$14.21	$9.43

Y Class	$13.79	$10.47	$14.33	$9.42

Investor Class	$13.81	$10.35	$14.22	$9.40

A Class	$13.73	$10.44	$14.22	$9.43

A Class (offering price)	$14.57	$11.08	$15.09	$9.90

C Class	$13.65	$10.27	$13.81	$9.47

A Cost of investments in unaffiliated securities	$710,608	$5,238	$21,017	$912,403
B Cost of investments in affiliated securities	$—	$—	$139	$—
C Fair value of securities on loan	$—	$—	$144	$—

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended August 31, 2015 (in thousands)

	The London Company Income Equity Fund	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes) A	$16,064	$156	$341	$1,724
Interest income	—	—	—	49,326
Income derived from securities lending	—	—	11	—

Total investment income	16,064	156	352	51,050

Expenses:
Management and investment advisory fees (Note 2)	1,902	25	121	3,648
Administrative service fees (Note 2):
Institutional Class	299	2	5	473
Y Class	754	2	28	878
Investor Class	58	2	9	609
A Class	168	11	14	264
C Class	273	3	5	230
Transfer agent fees:
Institutional Class	23	—	1	114
Y Class	10	—	1	14
Investor Class	3	1	2	9
A Class	5	1	1	12
C Class	6	—	—	7
Custody and fund accounting fees	44	25	10	97
Professional fees	58	43	38	98
Registration fees and expenses	105	63	66	140
Service fees (Note 2):
Y Class	251	1	9	293
Investor Class	58	1	7	760
A Class	84	5	7	132
C Class	136	1	2	115
Distribution fees (Note 2):
A Class	140	9	12	220
C Class	912	10	15	768
Prospectus and shareholder report expenses	46	3	5	94
Trustee fees	32	—	1	49
Other expenses	27	6	7	29

Total expenses	5,394	214	366	9,053

Net (fees waived and expenses reimbursed)/recovered by Manager (Note 2)	123	(136)	(106)	14

Net expenses	5,517	78	260	9,067

Net investment income	10,547	78	92	41,983

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(2,269)	747	2,097	3,365
Commission recapture (Note 3)	59	—	—	—
Foreign currency transactions	—	(176)	—	(10,039)
Futures contracts	833	10	27	14,502
Swap agreements	—	—	—	3,204
Options and swaptions contracts	—	—	—	(118)
Change in net unrealized appreciation or (depreciation) of:
Investments	(29,538)	(895)	(2,152)	(50,610)
Foreign currency transactions	—	(145)	—	(7,531)
Futures contracts	(502)	(13)	(55)	(2,017)
Swap agreements	—	—	—	(1,937)

Net (loss) from investments	(31,417)	(472)	(83)	(51,181)

Net increase (decrease) in net assets resulting from operations	$(20,870)	$(394)	$9	$(9,198)

A Foreign taxes	—	8	—	51

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	The London Company Income Equity Fund		Zebra Global Equity Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$10,547	$3,829	$78	$81
Net realized gain (loss) from investments, commission recapture, foreign currency transactions, and futures contracts	(1,377)	3,210	581	617
Change in net unrealized appreciation or (depreciation) from investments, foreign currency transactions, and futures contracts	(30,040)	30,033	(1,053)	502

Net increase (decrease) in net assets resulting from operations	(20,870)	37,072	(394)	1,200

Distributions to Shareholders:
Net investment income:
Institutional Class	(2,101)	(1,034)	(6)	(8)
Y Class	(5,121)	(1,468)	(7)	(2)
Investor Class	(347)	(278)	(5)	(13)
A Class	(990)	(366)	(38)	(40)
C Class	(1,005)	(299)	(9)	—
Net realized gain from investments:
Institutional Class	(556)	(276)	(76)	(175)
Y Class	(1,564)	(389)	(89)	(40)
Investor Class	(137)	(93)	(58)	(159)
A Class	(342)	(137)	(460)	(805)
C Class	(583)	(144)	(112)	(118)

Net distributions to shareholders	(12,746)	(4,484)	(860)	(1,360)

Capital Share Transactions:
Proceeds from sales of shares	579,989	191,341	717	3,248
Reinvestment of dividends and distributions	5,799	2,392	798	1,171
Cost of shares redeemed	(110,716)	(53,070)	(2,813)	(3,617)

Net increase (decrease) in net assets from capital share transactions	475,072	140,663	(1,298)	802

Net increase (decrease) in net assets	441,456	173,251	(2,552)	642

Net Assets:
Beginning of period	275,760	102,509	7,524	6,882

End of Period *	$717,216	$275,760	$4,972	$7,524

* Includes undistributed (or overdistribution of) net investment income	$1,382	$564	$72	$64

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets (in thousands)

	Zebra Small Cap Equity Fund		SiM High Yield Opportunities Fund
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$92	$102	$41,983	$33,318
Net realized gain from investments, foreign currency transactions, futures contracts, swap agreements, and options and swaption contracts	2,124	1,493	10,914	8,048
Change in net unrealized appreciation or (depreciation) from investments, foreign currency transactions, futures contracts, and swap agreements	(2,207)	360	(62,095)	18,878

Net increase (decrease) in net assets resulting from operations	9	1,955	(9,198)	60,244

Distributions to Shareholders:
Net investment income:
Institutional Class	(5)	—	(8,912)	(3,357)
Y Class	(30)	—	(16,161)	(8,079)
Investor Class	(1)	—	(10,695)	(16,592)
A Class	(6)	—	(4,573)	(5,141)
C Class	—	—	(3,422)	(3,428)
Net realized gain from investments:
Institutional Class	(24)	(164)	(2,661)	(972)
Y Class	(139)	(294)	(7,970)	(2,323)
Investor Class	(35)	(633)	(5,265)	(5,955)
A Class	(67)	(295)	(2,461)	(1,827)
C Class	(23)	(104)	(2,175)	(1,418)

Net distributions to shareholders	(330)	(1,490)	(64,295)	(49,092)

Capital Share Transactions:
Proceeds from sales of shares	9,379	17,920	482,098	375,899
Reinvestment of dividends and distributions	315	1,393	57,657	43,082
Cost of shares redeemed	(8,185)	(9,930)	(276,477)	(256,624)
Redemption fees	—	—	107	52

Net increase in net assets from capital share transactions	1,509	9,383	263,385	162,409

Net increase in net assets	1,188	9,848	189,892	173,561

Net Assets:
Beginning of period	19,141	9,293	691,699	518,138

End of Period *	$20,329	$19,141	$881,591	$691,699

* Includes undistributed (or overdistribution of) net investment income	$77	$67	$(6,376)	$(1,578)

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of August 31, 2015, the Trust consists of thirty-one active series, four of which are presented in this filing (collectively, the “Funds” and each individually a “Fund”): the American Beacon The London Company Income Equity Fund, the American Beacon Zebra Global Equity Fund, the American Beacon Zebra Small Cap Equity Fund, and the American Beacon SiM High Yield Opportunities Fund. The remaining twenty-seven active series are reported in separate filings.

Effective April 30, 2015 American Beacon Advisors, Inc. (the “Manager”) became a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, two prominent private equity firms. Prior to April 30 the Manager was a wholly-owned subsidiary of Lighthouse Holdings, Inc. which was indirectly owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital, L.P., two leading private equity firms.

The Manager has closed the Zebra Global Equity Fund to new shareholders as of the close of business on August 20, 2015. Existing shareholders as of that date may continue to purchase, redeem, or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class:	Offered to:
Institutional Class	Investors making an initial investment of $250,000
Y Class	Investors making an initial investment of $100,000
Investor Class	Individual investors investing directly or through an intermediary
A Class	General public and investors investing through an intermediary with applicable sales charges, which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”)
C Class	General public and investors investing through an intermediary with applicable sales charges, which may include a CDSC

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include administrative service fees, service fees and distribution fees and vary amongst the classes as described more fully in Note 2.

New Account Pronouncement

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-11, “Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all investment advisory, fund management, and securities lending services. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Funds an annualized fee equal to 0.05% of the average daily net assets. The Funds pay the unaffiliated investment advisors hired to direct investment activities of the Funds. Management fees paid by the Funds during the year ended August 31, 2015 were as follows (in thousands):

Fund	Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Amounts Paid to Manager
The London Company Income Equity	0.37%	$1,902	$1,644	$258
Zebra Global Equity	0.39%	25	22	3
Zebra Small Cap Equity	0.59%	121	109	12
SiM High Yield Opportunities	0.45%	3,648	3,239	409

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Zebra Small Cap Equity Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 25% of such loan fees. This fee is included in Income derived from securities lending and management and investment advisory fees on the Statements of Operations. During the year ended August 31, 2015, securities lending fees paid to the Manager were $1,265 for the Zebra Small Cap Equity Fund.

Administration Agreement

The Manager and the Trust entered into an Administration Agreement which obligates the Manager to provide or oversee administrative services to each Fund. As compensation for performing the duties required under the Administration Agreement, the Manager receives an annualized fee of 0.30% of the average daily net assets of the Institutional, Y, Investor, A, and C Classes of the Funds.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisor hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes and 1.00% of the average daily net assets of the C Classes of each Fund. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes. As compensation for performing the duties required under the Service Plans, the Manager receives 0.10% of the average daily net assets of Y Class, 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Investment in Affiliated Funds

The Funds may invest in the American Beacon Money Market Select Fund (the “MM Select Fund”) and the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”) (collectively the “Select Funds”). Cash collateral received by the Funds in connection with securities lending may be invested in the Select Funds. The Funds and the Select Funds have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Funds and receives from the Select Funds an annualized management fee of 0.09% of the average daily net assets of the Select Funds. During the year ended August 31, 2015, fees earned by the Manager from the Select Funds were as follows:

Fund	Direct Investments in Select Funds	Fees Earned from Securities Lending Collateral Invested in Select Funds	Total
Zebra Small Cap Equity Fund	$—	$382	$382

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating funds. During the year ended August 31, 2015, the Zebra Small Cap Equity Fund borrowed on average $804,185 for 4 days at an average equity rate of 0.74% with interest charges of $66, and the SiM High Yield Opportunities Fund borrowed on average $1,727,508 for 1 day at a rate of 0.77% with interest charges of $36.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the following Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. For the year ended August 31, 2015, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap		Reimbursed or (Recovered) Expenses	Expiration of Reimbursed Expenses
		9/1/14 - 12/31/14	1/1/15 - 8/31/15
The London Company Income Equity	Institutional	0.79%	0.79%	$(41,438)	2018
The London Company Income Equity	Y	0.89%	N/A	(25,686)	2018
The London Company Income Equity	Investor	1.17%	N/A	(22,450)	2018
The London Company Income Equity	A	1.19%	1.19%	(23,295)	2018
The London Company Income Equity	C	1.94%	1.94%	(9,853)	2018
Zebra Global Equity	Institutional	0.79%	0.79%	13,553	2018
Zebra Global Equity	Y	0.89%	0.89%	12,660	2018
Zebra Global Equity	Investor	1.17%	1.17%	12,413	2018
Zebra Global Equity	A	1.19%	1.19%	76,825	2018
Zebra Global Equity	C	1.94%	1.94%	20,073	2018
Zebra Small Cap Equity	Institutional	0.99%	0.99%	9,342	2018
Zebra Small Cap Equity	Y	1.09%	1.09%	48,761	2018
Zebra Small Cap Equity	Investor	1.37%	1.37%	13,195	2018
Zebra Small Cap Equity	A	1.39%	1.39%	26,108	2018
Zebra Small Cap Equity	C	2.14%	2.14%	8,270	2018
SiM High Yield Opportunities	Institutional	0.84%	0.84%	60,056	2018
SiM High Yield Opportunities	Y	0.94%	N/A	(41,950)	2018
SiM High Yield Opportunities	A	1.24%	1.24%	(14,640)	2018
SiM High Yield Opportunities	C	1.99%	1.99%	(17,075)	2018

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

Of these amounts, $12,350, $4,860, and $13,419 were disclosed as a receivable from the Manager to Zebra Global Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively and $3,897 was payable from The London Company Income Equity Fund to the Manager at August 31, 2015. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The reimbursed expenses listed above will expire in 2018. The Funds did not record a liability for potential reimbursements, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expenses	Expiration of Reimbursed Expenses
The London Company Income Equity	$59,586	$—	$53,032	2015
The London Company Income Equity	53,330	85,612	—	2016
The London Company Income Equity	9,807	13,005	—	2017
Zebra Global Equity	—	—	166,541	2015
Zebra Global Equity	—	162,423	—	2016
Zebra Global Equity	—	124,025	—	2017
Zebra Small Cap Equity	—	—	155,383	2015
Zebra Small Cap Equity	—	122,920	—	2016
Zebra Small Cap Equity	—	94,922	—	2017
SiM High Yield Opportunities	38,591	—	93,216	2015
SiM High Yield Opportunities	34,268	119,358	—	2016
SiM High Yield Opportunities	806	23,730	—	2017

The Manager recovered expenses from The London Company Income Equity and SiM High Yield Opportunities Funds during the year ended August 31, 2015 as follows:

Fund	Class	Recovered Expense	Expiration
The London Company Income Equity	Institutional	$41,438	2015
The London Company Income Equity	Y	5,298	2015
The London Company Income Equity	Y	15,702	2016
The London Company Income Equity	Y	4,686	2017
The London Company Income Equity	Investor	3,807	2015
The London Company Income Equity	Investor	18,643	2016
The London Company Income Equity	A	5,411	2015
The London Company Income Equity	A	15,001	2016
The London Company Income Equity	A	2,884	2017
The London Company Income Equity	C	3,632	2015
The London Company Income Equity	C	3,984	2016
The London Company Income Equity	C	2,237	2017
SiM High Yield Opportunities	Y	8,348	2015
SiM High Yield Opportunities	Y	32,797	2016
SiM High Yield Opportunities	Y	806	2017
SiM High Yield Opportunities	A	14,640	2015
SiM High Yield Opportunities	C	15,603	2015
SiM High Yield Opportunities	C	1,471	2016

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”) may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. For the year ended August 31, 2015, Foreside collected $169,922, $357, $533, and $33,716 in sales commissions from the sale of A Class shares for The London Company Income Equity, Zebra Global Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended August 31, 2015, fees of $4,982 was collected for The London Company Income Equity Fund.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended August 31, 2015, CDSC fees of $26,572, $718, and $13,660 were collected for The London Company Income Equity, Zebra Small Cap Equity, and SiM High Yield Opportunities Funds, respectively.

3. Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”), for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing net asset value (“NAV”) per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Trust’s Board of Trustees (the “Board”).

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADRs and futures

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

contracts. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Fund’s Board.

Valuation Inputs

Various inputs may be used to determine the value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Level 1 and Level 2 trading assets and trading liabilities, at fair value.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

For fair valuations using significant unobservable inputs, U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included below.

The Funds’ investments are summarized by level based on the inputs used to determine their values. As of August 31, 2015, the investments were classified as described on the following page below (in thousands):

The London Company Income Equity(1)	Level 1	Level 2	Level 3	Total
Common Stock	$695,424	$—	$—	$695,424
Short-Term Investments - Money Markets	17,901	—	—	17,901

Total Investments in Securities	$713,325	$—	$—	$713,325

Financial Derivative Instruments-Liabilities
Futures Contracts	$(416)	$—	$—	$(416)

Total Financial Derivative Instruments	$(416)	$—	$—	$(416)

Zebra Global Equity(1)	Level 1	Level 2	Level 3	Total
Foreign Common Stock	$219	$1,861	$—	$2,080
Foreign Preferred Stock	—	78	—	78
Domestic Common Stock	2,662	—	—	2,662
Short-Term Investments - Money Markets	147	—	—	147

Total Investments in Securities	$3,028	$1,939	$—	$4,967

Financial Derivative Instruments-Liabilities
Futures Contracts	$(5)	$—	$—	$(5)

Total Financial Derivative Instruments	$(5)	$—	$—	$(5)

Zebra Small Cap Equity(1)	Level 1	Level 2	Level 3	Total
Common Stock	$19,093	$—	$—	$19,093
Short-Term Investments - Money Markets	1,105	—	—	1,105
Securities Lending Collateral invested in Money Market Funds	147	—	—	147

Total Investments in Securities	$20,345	$—	$—	$20,345

Financial Derivative Instruments-Liabilities
Futures Contracts	$(45)	$—	$—	$(45)

Total Financial Derivative Instruments	$(45)	$—	$—	$(45)

SiM High Yield Opportunites(1)	Level 1	Level 2	Level 3	Total
Common Stock	$13,960	$—	$—	$13,960
Domestic Bank Loan Obligations	—	22,032	—	22,032
Domestic Convertible Obligations	—	10,671	—	10,671
Domestic Obligations	—	698,579	—	698,579
Foreign Convertible Obligations	—	—	1,419	1,419
Foreign Obligations	—	102,850	—	102,850
Short-Term Investments - Money Markets	16,144	—	—	16,144

Total Investments in Securities	$30,104	$834,132	$1,419	$865,655

Other Financial instruments - Assets	Level 1	Level 2	Level 3	Total
Futures Contracts	$519	$—	$—	$519

Total other Financial instruments - Assets	$519	$—	$—	$519

(1)	Refer to the Schedule of Investments for Industry Information.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of the period timing recognition has been adopted for the transfers between levels of each Fund’s assets and liabilities. During the year ended August 31, 2015, the Zebra Global Equity Fund transferred Foreign Common Stock and Foreign Preferred Stock with a total value of $1,939 from Level 1 to Level 2 as of the end of period in accordance with fair value procedures established by the Board (in thousands).

The following is a reconciliation of Level 3 assets of the SiM High Yield Opportunities Fund, for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Foreign Convertible Obligations
Beginning Balance as of 8/31/2014	$1,661
Net Purchases	—
Net Sales	—
Accrued Discounts/(Premiums)	1
Realized Gain/(Loss)	—
Net Change in Unrealized Appreciation/(Depreciation)	(243)
Transfers into Level 3	—
Transfers out of Level 3	—

Ending Balance 8/31/2015	$1,419

Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 8/31/2015(2)	$(243)

The following is a summary of significant unobservable inputs used in the fair valuation of the asset categorized within Level 3 of the fair value hierarchy:

Security Type	Fair Value At 8/31/2015	Valuation Technique	Unobservable Inputs	Input Assumptions(3)		Fair Value at 8/31/2015 per share
Foreign Convertible Obligations	$1,419	Discounted Cash Flow Analysis	Cash Flows

125mm of a 20 year Super Senior

Security with a 15% coupon

400mm of a 10 year Senior Security with a 3% coupon

300mm of a 15 year Junior Security with a 1% coupon

300mm of a 20 year Subordinated Security zero coupon

						9.00 EUR/ $10.10
			Discount Factor	Super Senior	8.00%
				Senior	10.00%
				Junior	12.00%
				Subordinated	15.00%
				Additional Timing Discount	25.00%

(2)	Change in unrealized appreciation or (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation or (depreciation) on the Statement of Operations.
(3)	The key assumptions used in the discounted cash flow analysis are the future expected payments to be received, timing of the expected cash flows, and the discount rates used to present value the expected cash flows. The valuation estimate will change if one of the key assumptions either increase or decrease, keeping all other assumptions constant. For example, if the expected cash flows increase/decrease, the valuation estimate will increase/decrease. If the discount rates used decrease / increase, the valuation estimate will increase /decrease.

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Dividends to Shareholders

Dividends from net investment income of the Funds normally will be declared and paid at least annually. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date.

Commission Recapture

The Funds, except for the SiM High Yield Opportunities Fund, have established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Expenses, Gains, and Losses

Income, expenses (other than those attributable to a specific class), gains, and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Redemption Fees

The SiM High Yield Opportunities Fund imposes a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of the Fund pro rata based on their respective net assets.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

4. Securities and other Investments

Global Depositary Receipts (“GDRs”) and American Depositary Receipts (“ADRs”)

GDRs are in bearer form and traded in both the U.S. and European securities Markets. ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Inflation-Indexed Bonds

The SiM High Yield Opportunities Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

In-Kind Securities

The SiM High Yield Opportunities Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Reg S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the year ended August 31, 2015 are disclosed in the Notes to the Schedules of Investments.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year. These re-characterizations are not recorded for financial statement purposes, but as an adjustment to the calculation of taxable income.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Master Agreements

The SiM High Yield Opportunities Fund is a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Swap Agreements

The SiM High Yield Opportunities Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premium throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referent security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities. On August 31, 2015 there were no credit default swap agreements outstanding.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

For the year ended August 31, 2015, the SiM High Yield Opportunities Fund entered into credit default swaps primarily for return enhancement, hedging, and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end (in thousands).

Credit Default Swap Notional Amounts Outstanding
Fund	Year ended August 31, 2015
SiM High Yield Opportunities	$6,000

Over-the-Counter Swap Agreements

OTC financial derivative instruments such as forward currency contracts, options contracts, interest rate, and credit default swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s Manager may provide a valuation pursuant to procedures approved by the Board. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair valuation hierarchy.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as Cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

For the year ended August 31, 2015, the Funds entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

The Funds’ futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at period end.

Number of Futures Contracts Outstanding
Fund	Year ended August 31, 2015
The London Company Income Equity	187
Zebra Global Equity	3
Zebra Small Cap Equity	5
SiM High Yield Opportunities	726

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure (in thousands) (1):

Fair Values of financial derivative instruments not accounted for as hedging instruments as of August 31, 2015 (000’s):

	Derivative	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity
Statements of Assets and Liabilities
Payable for variation margin from open futures contracts(2)	Equity Contracts	$416	$5	$45

The effect of financial derivative instruments not accounted for as hedging instruments during the year ended August 31, 2015 (000’s):

Statements of Operations
Net realized gain (loss) from futures contracts	Equity Contracts	$833	$10	$27
Change in net unrealized appreciation or (depreciation) of futures contracts	Equity Contracts	(502)	(13)	(55)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

SiM High Yield Opportunities

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure(1):

Fair values of financial derivative instruments on the Statements of Assets and Liabilities as of August 31, 2015 (000’s):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Interest rate contracts	Equity contracts	Total
Assets:
Receivable for variation margin from open futures contracts(2)	$—	$519	$—	$—	$519

The effect of financial derivative instruments on the Statement of Operations for the year ended August 31, 2015 (000’s):

	Derivatives not accounted for as hedging instruments
	Credit contracts	Foreign exchange contracts	Equity contracts	Total
Realized gain or (loss) from derivatives recognized as a result from operations:
Net realized gain (loss) from futures contracts	$—	$14,502	$—	$14,502
Net realized gain (loss) from options and swaption contracts	—	—	(118)	(118)
Net realized gain (loss) from swap agreements	3,204	—	—	3,204

Total Realized gain (loss) on derivatives	$3,204	$14,502	$(118)	$17,588

Net change in unrealized appreciation or (depreciation) of derivatives recognized as a result from operations:
Change in net unrealized appreciation or (depreciation) of futures contracts	$—	$(2,017)	$—	$(2,017)
Change in net unrealized appreciation or (depreciation) of swap agreements	(1,937)	—	—	(1,937)

Total net change in unrealized depreciation	$(1,937)	$(2,017)	$—	$(3,954)

(1)	See Note 3 in the Notes to Financial Statements for additional information.
(2)	Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investment footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

issuer’s debt and could reduce the Funds’ income. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Funds’ investments may be illiquid and the Funds may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Fund is required to liquidate all or a portion of its investments quickly, the Fund may realize significantly less than the value at which it previously recorded those investments.

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Market Risks

The Funds’ investments in financial derivatives and other financial instruments expose the Funds to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the base currency of the Funds, or, in the case of hedging positions, that the Funds’ base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Fund.

The fair values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks

The SiM High Yield Opportunities Fund will be exposed to credit risk with respect to issuers of portfolio securities. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of issuers. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

Similar to credit risk, the SiM High Yield Opportunities Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The SiM High Yield Opportunities Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties, which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of August 31, 2015 (in thousands).

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

The London Company Income Equity

Offsetting of Financial Liabilities and Derivative Liabilities as of August 31, 2015:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$167	$—	$167

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of August 31, 2015:

	Net amount of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$167	$—	$—	$167

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

Zebra Global Equity

Offsetting of Financial Liabilities and Derivative Liabilities as of August 31, 2015:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$2	$—	$2

Financial Assets, Derivative Liabilities, and Collateral Pledged by Counterparty as of August 31, 2015:

	Net amount of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
Goldman Sachs & Co.	$2	$—	$—	$2

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

Zebra Small Cap Equity

Offsetting of Financial Assets and Derivative Assets as of August 31, 2015:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Securities on Loan	$144	$—	$144

Offsetting of Financial Liabilities and Derivative Liabilities as of August 31, 2015:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$6	$—	$6

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty as of August 31, 2015

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(2)	Net Amount
BMO Capital Markets	$144	$—	$(144)	$—
Goldman Sachs & Co.	(6)	—	—	(6)

	$138	$—	$(144)	$(6)

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.
(2)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $147 has been received in connection with securities lending transactions.

SiM High Yield Opportunities

Offsetting of Financial Assets and Derivative Assets as of August 31, 2015:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Futures Contracts (1)	$523	—	$523

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of August 31, 2015:

	Net amount of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received	Net Amount
ADM Investor Services	$523	$—	$—	$523

(1)	The securities presented here within are not subject to Master Netting Agreements. As such, this is disclosed for informational purposes only.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. The tax years for the periods ended August 31, 2012, 2013, 2014 and 2015 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognized interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation or depreciation, as applicable, as the income is earned or capital gains are recorded.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

The tax character of distributions paid were as follows (in thousands):

	The London Company Income Equity		Zebra Global Equity
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Distributions paid from:
Ordinary income*
Institutional Class	$2,265	$1,201	$31	$91
Y Class	5,580	1,703	36	21
Investor Class	387	333	24	88
A Class	1,090	450	191	419
C Class	1,176	386	46	56
Long-term Capital Gains
Institutional Class	393	109	51	93
Y Class	1,105	154	60	21
Investor Class	97	37	39	84
A Class	241	54	307	425
C Class	412	57	75	62

Total distributions paid	$12,746	$4,484	$860	$1,360

	Zebra Small Cap Equity		SiM High Yield Opportunities
	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2015	Year Ended August 31, 2014
Distributions paid from:
Ordinary income*
Institutional Class	$9	$97	$9,501	$3,754
Y Class	51	175	17,929	9,029
Investor Class	6	375	11,863	19,007
A Class	16	175	5,119	5,884
C Class	4	62	3,904	4,004
Long-term Capital Gains
Institutional Class	20	67	2,072	574
Y Class	118	120	6,202	1,373
Investor Class	30	257	4,097	3,540
A Class	57	120	1,915	1,085
C Class	19	42	1,693	842

Total distributions paid	$330	$1,490	$64,295	$49,092

*	For tax purposes, short-term capital gains are considered ordinary income distributions.

As of August 31, 2015, the components of distributable earnings or (deficits) on a tax basis were as follows (in thousands):

	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Cost basis of investments for federal income tax purposes	$710,615	$5,243	$21,182	$912,996
Unrealized appreciation	42,238	278	987	7,545
Unrealized depreciation	(39,528)	(554)	(1,824)	(54,886)

Net unrealized appreciation or (depreciation)	2,710	(276)	(837)	(47,341)
Undistributed ordinary income or (loss)	1,356	171	658	(6,907)
Undistributed capital gain or (loss)	(1,891)	233	1,494	832
Other temporary differences	—	—	—	(362)

Distributable earnings or (deficits)	$2,175	$128	$1,315	$(53,778)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation or (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains or (losses) on certain derivative instruments and the reclassification of income from real estate investment securities, royalty trusts, and publicly traded partnerships.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

Due to inherent differences in the recognition of income, expenses and realized gains or (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from foreign currency, paydown reclasses, swap income, reclassifications of income from real estate investment securities, publicly traded partnerships, royalty trusts, and dividends that have been reclassified as of August 31, 2015 (in thousands):

	The London Company Income Equity	Zebra Global Equity	Zebra Small Cap Equity	SiM High Yield Opportunities
Paid-in-capital	$—	$(1)	$—	$—
Undistributed or (overdistribution of) net investment income	(165)	(5)	(40)	(3,018)
Accumulated net realized gain (loss)	165	6	40	3,018
Unrealized appreciation or (depreciation) of investments, foreign currency transactions, and futures contracts	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2015, The London Company Income Equity Fund has $1,891 of post RIC MOD short-term capital loss carryforward (in thousands).

The Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any capital losses incurred after October 31 through the Funds’ fiscal year end, August 31, 2015. Qualified late year ordinary losses are specified losses generally incurred after October 31 and ordinary losses incurred after December 31 through the end of the Funds’ fiscal year, August 31, 2015. For the period ended August 31, 2015, SiM High Yield Opportunities Fund deferred $6,908 late year specified ordinary loss (in thousands).

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments other than short-term obligations for the year ended August 31, 2015 were (in thousands):

	Purchases	Sales
The London Company Income Equity	$533,412	$73,354
Zebra Global Equity	3,384	5,267
Zebra Small Cap Equity	19,661	18,955
SiM High Yield Opportunities (non U.S. Government securities)	583,703	335,923
SiM High Yield Opportunities (U.S. Government securities)	—	1,459

A summary of the Zebra Small Cap Equity Fund’s transactions in the Select Funds for the year ended August 31, 2015 is set forth below (in thousands):

Type of Transaction	Affiliated Fund	August 31, 2014 Shares/Fair Value	Purchases	Sales	August 31, 2015 Shares/Fair Value	Dividend Income
Securities Lending	USG Select Fund	$—	$4,847	$4,708	$139	N/A

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

9. Securities Lending

The Zebra Small Cap Equity Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked to market daily. Daily mark to market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds, and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

At August 31, 2015, the value of outstanding securities on loan and the value of collateral was as follows (in thousands):

Fair Value of Securities on Loan	Non-Cash Collateral	Cash Collateral Posted by Borrower
$144,000	$—	$147,000

Cash collateral is listed in the Funds’ Schedules of Investments and is shown on Statements of Assets and Liabilities. Income earned on these investments is included in Income derived from securities lending in the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund (dollars and shares in thousands):

For the year ended August 31, 2015

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
The London Company Income Equity Fund
Shares sold	6,701	$99,534	21,660	$316,041	942	$13,858
Reinvestment of dividends	169	2,482	127	1,861	31	452
Shares redeemed	(1,107)	(16,279)	(4,083)	(59,823)	(659)	(9,571)

Net increase in shares outstanding	5,763	$85,737	17,704	$258,079	314	$4,739

	A Class		C Class
	Shares	Amount	Shares	Amount
The London Company Income Equity Fund
Shares sold	3,973	$58,224	6,361	$92,332
Reinvestment of dividends	46	669	23	335
Shares redeemed	(1,004)	(14,429)	(734)	(10,614)

Net increase in shares outstanding	3,015	$44,464	5,650	$82,053

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Zebra Global Equity Fund
Shares sold	—	$—	24	$295	17	$196
Reinvestment of dividends	7	83	9	96	6	63
Shares redeemed	(8)	(94)	(39)	(440)	(42)	(497)

Net (decrease) in shares outstanding	(1)	$(11)	(6)	$(49)	(19)	$(238)

	A Class		C Class
	Shares	Amount	Shares	Amount
Zebra Global Equity Fund
Shares sold	15	$181	4	$45
Reinvestment of dividends	39	436	11	120
Shares redeemed	(141)	(1,622)	(14)	(160)

Net increase (decrease) in shares outstanding	(87)	$(1,005)	1	$5

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Zebra Small Cap Equity Fund
Shares sold	43	$650	296	$4,334	185	$2,778
Reinvestment of dividends	2	30	11	166	2	35
Shares redeemed	(33)	(484)	(187)	(2,737)	(215)	(3,209)

Net increase (decrease) in shares outstanding	12	$196	120	$1,763	(28)	$(396)

	A Class		C Class
	Shares	Amount	Shares	Amount
Zebra Small Cap Equity Fund
Shares sold	90	$1,340	20	$277
Reinvestment of dividends	5	65	1	19
Shares redeemed	(97)	(1,413)	(24)	(342)

Net (decrease) in shares outstanding	(2)	$(8)	(3)	$(46)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
SiM High Yield Opportunities Fund
Shares sold	21,009	$205,596	16,073	$158,912	7,909	$77,529
Redemption fees	—	19	—	39	—	27
Reinvestment of dividends	1,160	11,291	2,185	21,309	1,618	15,745
Shares redeemed	(5,028)	(48,856)	(10,310)	(100,685)	(7,908)	(77,579)

Net increase in shares outstanding	17,141	$168,050	7,948	$79,575	1,619	$15,722

	A Class		C Class
	Shares	Amount	Shares	Amount
SiM High Yield Opportunities Fund
Shares sold	2,519	$24,849	1,532	$15,212
Redemption fees	—	12	—	10
Reinvestment of dividends	516	5,042	436	4,270
Shares redeemed	(3,418)	(33,631)	(1,599)	(15,726)

Net increase (decrease) in shares outstanding	(383)	$(3,728)	369	$3,766

For the Year ended August 31, 2014

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
The London Company Income Equity Fund
Shares sold	1,861	$23,942	7,625	$98,479	968	$12,613
Reinvestment of dividends	95	1,226	36	467	27	348
Shares redeemed	(1,621)	(20,277)	(1,384)	(18,019)	(571)	(7,735)

Net increase in shares outstanding	335	$4,891	6,277	$80,927	424	$5,226

	A Class		C Class
	Shares	Amount	Shares	Amount
The London Company Income Equity Fund
Shares sold	1,610	$20,758	2,786	$35,549
Reinvestment of dividends	18	233	9	118
Shares redeemed	(408)	(5,305)	(134)	(1,734)

Net increase in shares outstanding	1,220	$15,686	2,661	$33,933

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Zebra Global Equity Fund
Shares sold	22	$308	64	$802	44	$552
Reinvestment of dividends	15	170	4	42	15	171
Shares redeemed	(31)	(381)	(39)	(482)	(96)	(1,275)

Net increase (decrease) in shares outstanding	6	$97	29	$362	(37)	$(552)

	A Class		C Class
	Shares	Amount	Shares	Amount
Zebra Global Equity Fund
Shares sold	71	$905	53	$681
Reinvestment of dividends	57	673	10	115
Shares redeemed	(110)	(1,455)	(2)	(24)

Net increase in shares outstanding	18	$123	61	$772

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
Zebra Small Cap Equity Fund
Shares sold	65	$911	548	$7,861	283	$4,077
Reinvestment of dividends	12	163	20	286	44	631
Shares redeemed	(76)	(1,077)	(127)	(1,811)	(359)	(5,080)

Net increase (decrease) in shares outstanding	1	$(3)	441	$6,336	(32)	$(372)

American Beacon FundsSM

Notes to Financial Statements

August 31, 2015

	A Class		C Class
	Shares	Amount	Shares	Amount
Zebra Small Cap Equity Fund
Shares sold	280	$4,011	75	$1,060
Reinvestment of dividends	16	230	6	83
Shares redeemed	(108)	(1,559)	(28)	(403)

Net increase in shares outstanding	188	$2,682	53	$740

	Institutional Class		Y Class		Investor Class
	Shares	Amount	Shares	Amount	Shares	Amount
SiM High Yield Opportunities Fund
Shares sold	4,682	$48,431	17,585	$181,305	9,097	$93,455
Redemption fees	—	5	—	12	—	22
Reinvestment of dividends	389	3,989	801	8,201	2,181	22,257
Shares redeemed	(2,268)	(23,347)	(3,126)	(32,139)	(16,463)	(169,250)

Net increase (decrease) in shares outstanding	2,803	$29,078	15,260	$157,379	(5,185)	$(53,516)

	A Class		C Class
	Shares	Amount	Shares	Amount
SiM High Yield Opportunities Fund
Shares sold	3,017	$31,114	2,087	$21,594
Redemption fees	—	7	—	6
Reinvestment of dividends	475	4,861	367	3,774
Shares redeemed	(2,012)	(20,738)	(1,079)	(11,150)

Net increase in shares outstanding	1,480	$15,244	1,375	$14,224

11. Subsequent Events

On August 6, 2015 the Manager announced the Board’s approval of a plan to liquidate and terminate the American Beacon Zebra Global Equity Fund. On or about November 30, 2015 the Fund will liquidate all remaining assets and be terminated.

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					Y Class
	Year Ended August 31,			May 29 to Aug. 31, 2012		Year Ended August 31,			May 29 to Aug. 31, 2012
	2015	2014	2013			2015	2014	2013
Net asset value, beginning of period	$14.12	$11.80	$10.49	$10.00		$14.06	$11.75	$10.49	$10.00

Income from investment operations:
Net investment income	0.31	0.30	0.31	0.06		0.31	0.28	0.33	0.05
Net gains (losses) on investments (both realized and unrealized)	(0.14)	2.39	1.30	0.47		(0.15)	2.39	1.26	0.48

Total income from investment operations	0.17	2.69	1.61	0.53		0.16	2.67	1.59	0.53

Less distributions:
Dividends from net investment income	(0.32)	(0.28)	(0.29)	(0.04)		(0.31)	(0.27)	(0.32)	(0.04)
Distributions from net realized gains	(0.12)	(0.09)	(0.01)	—		(0.12)	(0.09)	(0.01)	—

Total distributions	(0.44)	(0.37)	(0.30)	(0.04)		(0.43)	(0.36)	(0.33)	(0.04)

Net asset value, end of period	$13.85	$14.12	$11.80	$10.49		$13.79	$14.06	$11.75	$10.49

Total return A	1.08%	23.13%	15.55%	5.31	%B	1.03%	23.05%	15.45%	5.31	%B

Ratios and supplemental data:
Net assets, end of period (in thousands)	$137,007	$58,277	$44,731	$10,331		$364,477	$122,715	$28,814	$551
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.75%	0.82%	1.13%	7.28	%C	0.83%	0.89%	1.09%	10.59	%C
Expenses, net of reimbursements or recoupments	0.79%	0.79%	0.79%	0.79	%C	0.84%	0.89%	0.89%	0.89	%C
Net investment income (loss), before expense reimbursements or recoupments	2.35%	2.31%	2.32%	(3.99	)%C	2.27%	2.24%	2.22%	(7.30	)%C
Net investment income, net of reimbursements or recoupments	2.30%	2.33%	2.66%	2.50	%C	2.26%	2.25%	2.42%	2.40	%C
Portfolio turnover rate	15%	10%	15%	6	%D	15%	10%	15%	6	%D

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Portfolio turnover rate is for the period from May 29 through August 31, 2012, and is annualized.

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class					A Class					C Class
Year Ended August 31,			May 29 to Aug. 31, 2012		Year Ended August 31,			May 29 to Aug. 31, 2012		Year Ended August 31,			May 29 to Aug. 31, 2012
2015	2014	2013			2015	2014	2013			2015	2014	2013
$14.08	$11.76	$10.48	$10.00		$14.00	$11.70	$10.47	$10.00		$13.93	$11.66	$10.46	$10.00

0.28	0.26	0.27	0.05		0.27	0.24	0.31	0.05		0.18	0.15	0.24	0.04
(0.17)	2.39	1.29	0.47		(0.16)	2.37	1.23	0.46		(0.17)	2.35	1.21	0.46

0.11	2.65	1.56	0.52		0.11	2.61	1.54	0.51		0.01	2.50	1.45	0.50

(0.26)	(0.24)	(0.27)	(0.04)		(0.26)	(0.22)	(0.30)	(0.04)		(0.17)	(0.14)	(0.24)	(0.04)
(0.12)	(0.09)	(0.01)	—		(0.12)	(0.09)	(0.01)	—		(0.12)	(0.09)	(0.01)	—

(0.38)	(0.33)	(0.28)	(0.04)		(0.38)	(0.31)	(0.31)	(0.04)		(0.29)	(0.23)	(0.25)	(0.04)

$13.81	$14.08	$11.76	$10.48		$13.73	$14.00	$11.70	$10.47		$13.65	$13.93	$11.66	$10.46

0.71%	22.83%	15.14%	5.21	%B	0.71%	22.58%	14.99%	5.11	%B	(0.04)%	21.69%	14.05%	5.01	%B

$20,565	$16,550	$8,840	$2,073		$72,363	$31,579	$12,109	$647		$122,804	$46,639	$8,015	$274
1.04%	1.06%	1.54%	10.14	%C	1.13%	1.28%	1.59%	11.94	%C	1.88%	2.02%	2.26%	13.83	%C
1.16%	1.10%	1.17%	1.17	%C	1.17%	1.27%	1.29%	1.29	%C	1.89%	2.01%	2.04%	2.04	%C
2.04%	2.06%	1.86%	(6.99	)%C	1.96%	1.85%	1.93%	(8.87	)%C	1.22%	1.11%	1.09%	(10.65	)%C
1.93%	2.02%	2.23%	1.99	%C	1.92%	1.86%	2.23%	1.78	%C	1.21%	1.12%	1.31%	1.14	%C
15%	10%	15%	6	%D	15%	10%	15%	6	%D	15%	10%	15%	6	%D

American Beacon Zebra Global Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.71	$13.33	$12.57	$11.46	$10.10

Income from investment operations:
Net investment income (loss)	0.20	0.14	0.46	0.39	0.23
Net gains (losses) from investments (both realized and unrealized)	(0.92)	2.15	1.51	0.84	1.41

Total income (loss) from investment operations	(0.72)	2.29	1.97	1.23	1.64

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.35)	(0.12)	(0.17)
Distributions from net realized gains	(1.47)	(2.78)	(0.86)	—	(0.11)
Return of capital	—	—	—	—	—

Total distributions	(1.59)	(2.91)	(1.21)	(0.12)	(0.28)

Net asset value, end of period	$10.40	$12.71	$13.33	$12.57	$11.46

Total return A	(6.41)%	19.17%	16.75%	10.85%	16.19%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$569	$706	$656	$899	$1,776
Ratios to average net assets:
Expenses, before reimbursements	2.94%	2.55%	2.56%	1.84%	2.38%
Expenses, net of reimbursements	0.79%	0.79%	0.79%	0.79%	0.77%
Net investment income (loss), before reimbursements	(0.49)%	(0.25)%	0.59%	0.62%	(0.16)%
Net investment income, net of reimbursements	1.66%	1.51%	2.37%	1.67%	1.45%
Portfolio turnover rate	55%	63%	164%	66%	24%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Zebra Global Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class					A Class
Year Ended August 31,					Year Ended August 31,					Year Ended August 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$12.80	$13.45	$12.68	$11.58	$10.10	$12.71	$13.46	$12.64	$11.53	$10.08	$12.81	$13.47	$12.65	$11.54	$10.08

0.21	(0.04)	0.44	0.38	0.13	0.31	0.34	0.35	0.18	0.09	0.24	0.15	0.37	0.14	0.03
(0.95)	2.34	1.54	0.84	1.51	(1.08)	1.92	1.59	1.02	1.51	(1.02)	2.11	1.55	1.04	1.56

(0.74)	2.30	1.98	1.22	1.64	(0.77)	2.26	1.94	1.20	1.60	(0.78)	2.26	1.92	1.18	1.59

(0.12)	(0.17)	(0.35)	(0.12)	(0.05)	(0.12)	(0.23)	(0.26)	(0.09)	(0.04)	(0.12)	(0.14)	(0.24)	(0.07)	(0.02)
(1.47)	(2.78)	(0.86)	—	(0.11)	(1.47)	(2.78)	(0.86)	—	(0.11)	(1.47)	(2.78)	(0.86)	—	(0.11)
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

(1.59)	(2.95)	(1.21)	(0.12)	(0.16)	(1.59)	(3.01)	(1.12)	(0.09)	(0.15)	(1.59)	(2.92)	(1.10)	(0.07)	(0.13)

$10.47	$12.80	$13.45	$12.68	$11.58	$10.35	$12.71	$13.46	$12.64	$11.53	$10.44	$12.81	$13.47	$12.65	$11.54

(6.53)%	19.08%	16.60%	10.68%	16.18%	(6.84)%	18.80%	16.24%	10.47%	15.86%	(6.87)%	18.71%	16.08%	10.33%	15.74%

$407	$575	$210	$285	$768	$474	$818	$1,365	$2,159	$4,160	$2,691	$4,410	$4,390	$9,945	$7,369
2.95%	2.50%	2.58%	1.91%	2.57%	3.43%	2.87%	2.90%	2.25%	2.45%	3.30%	3.02%	2.93%	2.40%	2.26%
0.89%	0.89%	0.89%	0.89%	0.86%	1.17%	1.17%	1.17%	1.17%	1.14%	1.19%	1.27%	1.29%	1.29%	1.25%
(0.52)%	(0.05)%	0.60%	0.53%	(0.42)%	(0.96)%	(0.48)%	0.28%	0.17%	(0.23)%	(0.85)%	(0.63)%	0.28%	0.13%	(0.11)%
1.54%	1.55%	2.29%	1.54%	1.29%	1.30%	1.22%	2.01%	1.26%	1.08%	1.26%	1.12%	1.93%	1.24%	0.90%
55%	63%	164%	66%	24%	55%	63%	164%	66%	24%	55%	63%	164%	66%	24%

American Beacon Zebra Global Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.71	$13.36	$12.52	$11.46	$10.32
Income from investment operations:
Net investment income (loss)	0.07	(0.03)	0.18	0.06	0.02
Net gains (losses) from investments (both realized and unrealized)	(0.92)	2.17	1.63	1.03	1.25

Total income (loss) from investment operations	(0.85)	2.14	1.81	1.09	1.27

Less distributions:
Dividends from net investment income	(0.12)	(0.01)	(0.11)	(0.03)	(0.02)
Distributions from net realized gains	(1.47)	(2.78)	(0.86)	—	(0.11)
Return of capital	—	—	—	—	—

Total distributions	(1.59)	(2.79)	(0.97)	(0.03)	(0.13)

Net asset value, end of period	$10.27	$12.71	$13.36	$12.52	$11.46

Total return A	(7.54)%	17.76%	15.24%	9.50%	12.24%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$831	$1,015	$261	$447	$437
Ratios to average net assets:
Expenses, before reimbursements	4.05%	3.71%	3.74%	3.18%	3.92%
Expenses, net of reimbursements	1.94%	2.02%	2.04%	2.04%	1.96%
Net investment income (loss), before reimbursements	(1.60)%	(1.22)%	(0.55)%	(0.67)%	(1.76)%
Net investment income, net of reimbursements	0.52%	0.47%	1.16%	0.47%	0.21%
Portfolio turnover rate	55%	63%	164%	66%	24%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

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American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.36	$13.66	$12.40	$11.30	$9.63

Income from investment operations:
Net investment income	0.13	0.14	0.46	0.27	0.17
Net gains (losses) from investments (both realized and unrealized)	(0.03)	2.12	2.79	1.15	1.66

Total income from investment operations	0.10	2.26	3.25	1.42	1.83

Less distributions:
Dividends from net investment income	(0.04)	—	(1.17)	(0.10)	(0.11)
Distributions from net realized gains	(0.21)	(1.56)	(0.82)	(0.22)	(0.05)
Return of capital	—	—	—	—	—

Total distributions	(0.25)	(1.56)	(1.99)	(0.32)	(0.16)

Net asset value, end of period	$14.21	$14.36	$13.66	$12.40	$11.30

Total return A	0.68%	16.67%	29.81%	12.78%	18.93%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,765	$1,606	$1,522	$923	$1,325
Ratios to average net assets:
Expenses, before reimbursements	1.56%	1.64%	2.77%	3.18%	3.24%
Expenses, net of reimbursements	1.00%	0.99%	0.99%	0.99%	0.99%
Net investment income (loss), before reimbursements	0.17%	0.33%	(0.28)%	(0.71)%	(1.16)%
Net investment income (loss), net of reimbursements	0.73%	0.99%	1.50%	1.48%	1.09%
Portfolio turnover rate	97%	76%	89%	103%	66%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

Y Class					Investor Class
Year Ended August 31,					Year Ended August 31,
2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
$14.50	$13.79	$12.46	$11.36	$9.62	$14.39	$13.73	$12.44	$11.31	$9.62

0.10	0.56	0.37	0.06	0.15	0.01	0.10	0.53	0.17	0.06
(0.02)	1.71	2.89	1.37	1.66	0.04	2.12	2.68	1.22	1.71

0.08	2.27	3.26	1.43	1.81	0.05	2.22	3.21	1.39	1.77

(0.04)	—	(1.11)	(0.11)	(0.02)	(0.01)	—	(1.10)	(0.04)	(0.03)
(0.21)	(1.56)	(0.82)	(0.22)	(0.05)	(0.21)	(1.56)	(0.82)	(0.22)	(0.05)
—	—	—	—	—	—	—	—	—	—

(0.25)	(1.56)	(1.93)	(0.33)	(0.07)	(0.22)	(1.56)	(1.92)	(0.26)	(0.08)

$14.33	$14.50	$13.79	$12.46	$11.36	$14.22	$14.39	$13.73	$12.44	$11.31

0.54%	16.59%	29.65%	12.78%	18.81%	0.29%	16.27%	29.30%	12.45%	18.34%

$9,796	$8,168	$1,693	$1,174	$255	$2,573	$3,004	$3,302	$1,670	$2,207
1.61%	1.65%	2.79%	3.39%	3.08%	1.82%	1.86%	3.07%	3.60%	3.18%
1.10%	1.09%	1.09%	1.09%	1.09%	1.37%	1.37%	1.37%	1.37%	1.36%
0.12%	0.19%	(0.23)%	(0.81)%	(1.25)%	(0.12)%	0.15%	(0.60)%	(1.14)%	(1.21)%
0.64%	0.75%	1.47%	1.49%	0.75%	0.33%	0.64%	1.11%	1.08%	0.61%
97%	76%	89%	103%	66%	97%	76%	89%	103%	66%

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.40	$13.75	$12.46	$11.32	$9.61

Income from investment operations:
Net investment income	0.05	0.48	0.18	0.13	0.02
Net gains (losses) from investments (both realized and unrealized)	0.00	1.73	3.02	1.24	1.76

Total income from investment operations	0.05	2.21	3.20	1.37	1.78

Less distributions:
Dividends from net investment income	(0.02)	—	(1.09)	(0.01)	(0.02)
Distributions from net realized gains	(0.21)	(1.56)	(0.82)	(0.22)	(0.05)
Return of capital	—	—	—	—	—

Total distributions	(0.23)	(1.56)	(1.91)	(0.23)	(0.07)

Net asset value, end of period	$14.22	$14.40	$13.75	$12.46	$11.32

Total return A	0.29%	16.17%	29.07%	12.28%	18.48%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,797	$4,894	$2,081	$2,232	$2,451
Ratios to average net assets:
Expenses, before reimbursements	1.94%	2.05%	3.22%	3.71%	3.20%
Expenses, net of reimbursements	1.40%	1.47%	1.49%	1.49%	1.47%
Net investment income (loss), before reimbursements	(0.21)%	(0.14)%	(0.62)%	(1.26)%	(1.29)%
Net investment income (loss), net of reimbursements	0.33%	0.45%	1.11%	0.97%	0.43%
Portfolio turnover rate	97%	76%	89%	103%	66%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended August 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.08	$13.57	$12.28	$11.24	$9.94

Income from investment operations:
Net investment income (loss)	(0.07)	0.33	0.24	0.03	(0.02)
Net gains (losses) from investments (both realized and unrealized)	0.01	1.74	2.84	1.23	1.38

Total income (loss) from investment operations	(0.06)	2.07	3.08	1.26	1.36

Less distributions:
Dividends from net investment income	—	—	(0.97)	—	(0.01)
Distributions from net realized gains	(0.21)	(1.56)	(0.82)	(0.22)	(0.05)
Return of capital	—	—	—	—	—

Total distributions	(0.21)	(1.56)	(1.79)	(0.22)	(0.06)

Net asset value, end of period	$13.81	$14.08	$13.57	$12.28	$11.24

Total return A	(0.48)%	15.29%	28.20%	11.35%	13.64%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,398	$1,469	$695	$507	$410
Ratios to average net assets:
Expenses, before reimbursements	2.69%	2.81%	3.95%	4.48%	4.35%
Expenses, net of reimbursements	2.15%	2.22%	2.24%	2.24%	2.22%
Net investment income (loss), before reimbursements	(0.96)%	(0.89)%	(1.38)%	(2.02)%	(2.44)%
Net investment income (loss), net of reimbursements	(0.41)%	(0.30)%	0.33%	0.23%	(0.31)%
Portfolio turnover rate	97%	76%	89%	103%	66%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class						Y Class
	Year Ended August 31,				Feb. 14 to Aug. 31, 2011		Year Ended August 31,				Feb. 14 to Aug. 31, 2011
	2015	2014	2013	2012			2015	2014	2013	2012
Net asset value, beginning of period	$10.35	$10.16	$9.93	$9.42	$10.00		$10.34	$10.14	$9.92	$9.41	$10.00

Income from investment operations:
Net investment income	0.57	0.64	0.75	0.77	0.37		0.53	0.64	0.73	0.76	0.36
Net gains (losses) from investments (both realized and unrealized)	(0.65)	0.47	0.26	0.51	(0.58)		(0.62)	0.46	0.25	0.51	(0.59)

Total income (loss) from investment operations	(0.08)	1.11	1.01	1.28	(0.21)		(0.09)	1.10	0.98	1.27	(0.23)

Less distributions:
Dividends from net investment income	(0.55)	(0.69)	(0.75)	(0.77)	(0.37)		(0.54)	(0.67)	(0.73)	(0.76)	(0.36)
Distributions from net realized gains	(0.29)	(0.23)	(0.03)	—	—		(0.29)	(0.23)	(0.03)	—	—

Total distributions	(0.84)	(0.92)	(0.78)	(0.77)	0.37		(0.83)	(0.90)	(0.76)	(0.76)	(0.36)

Redemption fees added to beneficial interests A	—	—	—	—	—		—	—	—	—	—

Net asset value, end of period	$9.43	$10.35	$10.16	$9.93	$9.42		$9.42	$10.34	$10.14	$9.92	$9.41

Total return B	(0.78)%	11.34%	10.29%	14.19%	(2.24	)%C	(0.87)%	11.33%	10.08%	14.09%	(2.44	)%C

Ratios and supplemental data:
Net assets, end of period (in thousands)	$230,288	$75,389	$45,471	$62,790	$9,839		$300,015	$247,179	$87,639	$19,129	$378
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.88%	0.86%	0.93%	1.06%	2.62	%D	0.91%	0.94%	0.99%	1.09%	5.04	%D
Expenses, net of reimbursements or recoupments	0.84%	0.84%	0.84%	0.84%	0.82	%D	0.93%	0.94%	0.93%	0.94%	0.92	%D
Net investment income, before reimbursements or recoupments	5.38%	5.88%	7.11%	7.90%	5.03	%D	5.32%	5.77%	6.77%	7.92%	2.87	%D
Net investment income, net of reimbursements or recoupments	5.41%	5.90%	7.20%	8.12%	6.83	%D	5.30%	5.77%	6.82%	8.07%	6.99	%D
Portfolio turnover rate	43%	38%	65%	43%	20	%E	43%	38%	65%	43%	20	%E

A	Amounts represent less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011 and is not annualized.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

Investor Class						A Class						C Class
Year Ended August 31,				Feb. 14 to Aug. 31, 2011		Year Ended August 31,				Feb. 14 to Aug. 31, 2011		Year Ended August 31,				Feb. 14 to Aug. 31, 2011
2015	2014	2013	2012			2015	2014	2013	2012			2015	2014	2013	2012
$10.32	$10.12	$9.90	$9.38	$10.00		$10.36	$10.15	$9.92	$9.41	$10.00		$10.40	$10.16	$9.94	$9.42	$10.00

0.50	0.56	0.71	0.73	0.35		0.49	0.57	0.69	0.72	0.34		0.42	0.49	0.62	0.65	0.30
(0.61)	0.52	0.25	0.52	(0.62)		(0.62)	0.49	0.26	0.51	(0.59)		(0.62)	0.50	0.25	0.52	(0.58)

(0.11)	1.08	0.96	1.25	(0.27)		(0.13)	1.06	0.95	1.23	(0.25)		(0.20)	0.99	0.87	1.17	(0.28)

(0.52)	(0.65)	(0.71)	(0.73)	(0.35)		(0.51)	(0.62)	(0.69)	(0.72)	(0.34)		(0.44)	(0.52)	(0.62)	(0.65)	(0.30)
(0.29)	(0.23)	(0.03)	—	—		(0.29)	(0.23)	(0.03)	—	—		(0.29)	(0.23)	(0.03)	—	—

(0.81)	(0.88)	(0.74)	(0.73)	(0.35)		(0.80)	(0.85)	(0.72)	(0.72)	(0.34)		(0.73)	(0.75)	(0.65)	(0.65)	(0.30)

—	—	—	—	—		—	—	—	—	—		—	—	—	—	—

$9.40	$10.32	$10.12	$9.90	$9.38		$9.43	$10.36	$10.15	$9.92	$9.41		$9.47	$10.40	$10.16	$9.94	$9.42

(1.14)%	11.08%	9.84%	13.92%	(2.85	)%C	(1.27)%	10.87%	9.74%	13.63%	(2.61	)%C	(1.98)%	10.12%	8.81%	12.90%	(2.88	)%C

$196,928	$199,534	$248,052	$150,396	$4,894		$81,147	$93,061	$76,146	$42,832	$4,932		$73,213	$76,536	$60,830	$26,679	$1,239
1.19%	1.11%	1.15%	1.23%	2.78	%D	1.22%	1.33%	1.41%	1.53%	2.92	%D	1.97%	2.08%	2.15%	2.26%	4.03	%D
1.19%	1.11%	1.17%	1.19%	1.19	%D	1.24%	1.32%	1.35%	1.34%	1.31	%D	1.99%	2.07%	2.09%	2.09%	2.07	%D
5.05%	5.68%	6.81%	7.74%	5.14	%D	5.01%	5.44%	6.53%	7.44%	4.98	%D	4.26%	4.68%	5.76%	6.70%	3.98	%D
5.05%	5.68%	6.79%	7.78%	6.73	%D	4.99%	5.45%	6.60%	7.62%	6.60	%D	4.24%	4.69%	5.82%	6.87%	5.94	%D
43%	38%	65%	43%	20	%E	43%	38%	65%	43%	20	%E	43%	38%	65%	43%	20	%E

American Beacon FundsSM

Privacy Policy and Federal Tax Information

August 31, 2015 (Unaudited)

Privacy Policy

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Federal Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2015. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015.

The Funds designated the following items with regard to distributions paid during the fiscal year ended August 31, 2015. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

The London Company Income Equity	90.36%
Zebra Global Equity	46.09%
Zebra Small Cap Equity	97.40%
SiM High Yield Opportunities	1.96%

Qualified Dividend Income:

The London Company Income Equity	100.00%
Zebra Global Equity	100.00%
Zebra Small Cap Equity	100.00%
SiM High Yield Opportunities	2.51%

Long-Term Capital Gain Distributions:

The London Company Income Equity	$2,247,821
Zebra Global Equity	531,856
Zebra Small Cap Equity	244,189
SiM High Yield Opportunities	10,611,379

Short-Term Capital Gain Distributions:

The London Company Income Equity	$769,087
Zebra Global Equity	263,424
Zebra Small Cap Equity	43,418
SiM High Yield Opportunities	9,920,740

Shareholders will receive notification in January 2016 of the applicable tax information necessary to prepare their 2015 income tax returns.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

At an in-person meeting held on November 12, 2014, telephonic meetings held on November 26, 2014 and December 6, 2014 and an in-person meeting held on December 10, 2014 (collectively, the “Board Meetings”), the Board of Trustees (“Board”) considered the approval of: (1) a new Management Agreement (“New Management Agreement”) among American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon The London Company Income Equity Fund (“London Company Fund”), the American Beacon SiM High Yield Opportunities Fund (“SiM Fund”), the American Beacon Zebra Global Equity Fund (“Zebra Global Fund”) and the American Beacon Zebra Small Cap Equity Fund (“Zebra Small Cap Fund” and, together with the Zebra Global Fund, the “Zebra Funds”) (collectively, the “Funds”); (2) a new Investment Advisory Agreement among the Manager, The London Company of Virginia, LLC (“TLC”) and the Trust, on behalf of the London Company Fund; (3) a new Investment Advisory Agreement among the Manager, Strategic Income Management, LLC (“SiM”) and the Trust, on behalf of the SiM Fund; and (4) a new Investment Advisory Agreement among the Manager, Zebra Capital Management, LLC (“Zebra”) and the Trust, on behalf of the Zebra Funds (collectively, the “New Advisory Agreements”). Collectively, TLC, SiM and Zebra are hereinafter referred to as the “Sub-Advisors.”

The Board meetings were held for the Trustees to consider the New Management Agreement and New Advisory Agreements (“New Agreements”) because, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LPHI”), the indirect parent company of the Manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (collectively, the “Purchasers”), which are private equity firms (the “Transaction”). As required by the Investment Company Act of 1940, as amended (“1940 Act”), the current Management Agreement (“Current Management Agreement”) among the Manager and the Trust on behalf of the London Company Fund, SiM Fund and Zebra Funds and the current Investment Advisory Agreements (“Current Advisory Agreements”) among the Manager, TLC and the Trust, on behalf of the London Company Fund, the Manager, SiM and the Trust, on behalf of the SiM Fund, and the Manager, Zebra and the Trust, on behalf of the Zebra Funds, provide for their automatic termination in the event of an assignment. As a result, the Current Management Agreement and each Current Advisory Agreement (“Current Agreements”) would terminate upon the closing of the Transaction. (The Transaction closed on April 30, 2015).

The Board focused on the effect that the Transaction would have on the Manager and the Funds. Additionally, the Board considered that it had requested and evaluated the information relevant to the renewal of the Current Management Agreement and Current Advisory Agreements at in-person meetings held in May and June 2014. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the Sub-Advisors since the May and June 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction. In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Board determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.

In connection with the Board Meetings, the Trustees received and evaluated such information as they deemed necessary to their consideration of the New Agreements. The information requested on behalf of the Board included, among other information, the following:

•	a description of the Transaction, the effect of the Transaction on the Manager, the Trust and the Board, and any proposed changes to the Trust, its service providers, the Funds’ fee structures, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;

•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;

•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;

•	information regarding each Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchasers and the Manager after the Transaction;

•	information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;

•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;

•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Funds’ Chief Compliance Officer;

•	a discussion of any potential material changes to the Current Agreements;

•	a description of any expected changes in distribution or marketing efforts and strategies for the Funds as a result of the Transaction;

•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;

•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;

•	information regarding the ownership and investment of management personnel in the Manager;

•	information regarding the Manager’s employee equity incentive plan after the Closing;

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;

•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Funds; and

•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

The Board also considered information that had been provided to the Board by the Manager and the Sub-Advisors for the May and June 2014 meetings in connection with the renewal of the Current Agreements.

Provided below is an overview of the primary factors the Trustees considered at the Board Meetings. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors. In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. Legal counsel to the non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Funds and their shareholders.

In determining whether to approve the New Agreements, the Trustees considered the best interests of each Fund separately. The Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered its review of the Current Agreements in May and June 2014, and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each Sub-Advisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a Sub-Advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a Sub-Advisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the approval of the New Agreements.

Nature, Extent and Quality of the Services Provided. With respect to the approval of the New Agreements, the Board considered that the New Agreements provide for the Manager and each Sub-Advisor to provide the same services to each Fund on substantially the same terms as the Current Agreements. The Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any changes to the manner in which each Fund’s assets are managed. The Board also considered representations by the Manager and/or the Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Funds; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Funds’ shares and add new series to the Trust and share classes to the Funds’ product line; the adequacy of the Manager’s financial condition; the Manager’s day-to-day operations; the Manager’s compliance activities or the resources available to the Trust’s Chief Compliance Officer; or the Funds’ service providers or Sub-Advisors. The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or the Sub-Advisors since the Board’s consideration of the Current Agreements in May and June 2014 that had not previously been reported to the Board. The Board also considered information regarding the post-closing capitalization of the Purchasers and the Purchasers’ long-term business goals with regard to the Manager and the Manager’s activities with respect to the Trust, which are consistent with the Manager’s current goals. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the Sub-Advisors were appropriate for each Fund and, thus, determined to approve the New Agreements for each Fund.

Investment Performance. The Board considered its review of the comparative information regarding each Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Agreements. The Board also considered the performance reports and discussions with management at Board and Committee meetings since June 2014. The Manager also noted that it generally was satisfied with the performance of the Sub-Advisors.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager by Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Funds or the Manager’s fee waivers currently in place with respect to each Fund. Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Current Agreements in May and June 2014. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. The Board did not consider the costs of the services to be provided and profits to be realized by each Sub-Advisor from its relationship with its respective Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and each Sub-Advisor with respect to the negotiation of the advisory fee rate on behalf of the Funds.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale. In considering the reasonableness of the management fees, the Board considered that the Funds would pay the same fee rates to the Manager under the New Management Agreement as the Funds currently pay under the Current Management Agreement. The Board also considered that each Fund would pay the same investment advisory fee rate to its Sub-Advisor under the New Advisory Agreement as the Fund pays under its Current Advisory Agreement. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the Manager’s fee schedule for each Fund, TLC’s fee schedule for the London Company Fund, SiM’s fee schedule for the SiM Fund, and Zebra’s fee schedules for the Zebra Funds, provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Disclosure Regarding the Board of Trustees’ Approval of the Management Agreement and Investment Advisory Agreements of the Funds (Unaudited)

Benefits Derived by the Manager from Relationship With the Funds. The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or the Sub-Advisors as a result of the advisory relationships with the Funds would not change as a result of the Transaction. Based on the foregoing information and the Board’s considerations in connection with the renewal of the Current Agreements in May and June 2014, the Board concluded that the potential benefits accruing to the Manager and the Sub-Advisors under the New Management Agreement and the New Advisory Agreements by virtue of the Manager’s relationship with the Funds, TLC’s relationship with the London Company Fund, SiM’s relationship with the SiM Fund, and Zebra’s relationship with the Zebra Funds appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager, TLC, SiM or Zebra, as that term is defined in the 1940 Act, concluded that the management and investment advisory fee rates to be paid by the London Company Fund, the SiM Fund and the Zebra Funds are fair and reasonable and that the approval of the New Agreements is in the best interests of the London Company Fund, the SiM Fund and the Zebra Funds, and approved the New Agreements.

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

Special meetings of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) were held on April 7 and April 28, 2015. The shareholders of the SiM High Yield Opportunities, The London Company Income Equity, Zebra Global Equity and Zebra Small Cap Equity Funds (the “Funds”) approved a new investment management agreement between American Beacon Advisors, Inc. and the Funds. Approval of this proposal required a majority of the outstanding voting securities of each Fund. The following are the results of the shareholder votes for this proposal:

Funds	For	Against	Abstain	Non-Voting
SiM High Yield Opportunities Fund	308,397,985.85	3,537,544.32	3,384,700.83	114,266,762.54
The London Company Income Equity Fund	178,096,439.15	1,424,866.79	3,085,018.77	60,528,416.61
Zebra Global Equity Fund	2,758,956.91	143,690.53	213,573.50	564,475.60
Zebra Small Cap Equity Fund	7,681,714.87	660,559.04	269,719.70	1,438,102.15

Special meetings of shareholders of the Trust were held on April 7 and April 28, 2015. The shareholders of the Trust approved the re-election of nine of the current Trustees to the Board of the American Beacon Trust and the election of two additional Trustees to the Board. Approval of this proposal required a plurality vote of the Trust’s shares. The following are the results of the election of each Trustee:

Gilbert G. Alvarado
Affirmative	16,655,574,211.10
Withhold	242,060,281.87

Joseph B. Armes
Affirmative	16,653,130,207.99
Withhold	244,504,284.98

Gerard J. Arpey
Affirmative	16,659,813,172.19
Withhold	237,821,320.78

W. Humphrey Bogart
Affirmative	16,532,151,093.14
Withhold	365,483,399.83

Brenda A. Cline
Affirmative	16,662,050,138.08
Withhold	235,584,354.89

Eugene J. Duffy
Affirmative	16,430,210,258.21
Withhold	467,424,234.76

Thomas M. Dunning
Affirmative	16,651,792,247.83
Withhold	245,842,245.14

Alan D. Feld
Affirmative	14,899,039,186.08
Withhold	1,998,595,306.89

Richard A. Massman
Affirmative	16,651,582,060.07
Withhold	246,052,432.90

Barbara J. McKenna
Affirmative	16,435,773,869.81
Withhold	461,860,623.16

R. Gerald Turner
Affirmative	16,653,429,720.08
Withhold	244,204,772.89

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-three funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

Term

NON-INTERESTED TRUSTEES	Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (45)	Trustee since 2015	Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Joseph B. Armes (53)	Trustee since 2015	Chairman, President & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (57)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Brenda A. Cline (54)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc.(public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term One Year

Thomas M. Dunning (72)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (69) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc.(2015-Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (56)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015-Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Erica Duncan (44)	VP Since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Michael W. Fields (61)	VP since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-2011); Director, American Beacon Global Funds SPC (2002-2011); Director, American Beacon Global Funds plc (2007-2009).

Melinda G. Heika (54)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Presnt); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Trustees and Officers of the American Beacon FundsSM

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term One Year

Terri L. McKinney (51)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (40)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (52)	VP Since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (58)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc.(2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.
**	Mr. Feld is deemed to be an “interested person” of the Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub-advisors.

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and InvestorClasses Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO64121-9643

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C.20549-1520. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund, American Beacon Zebra Large Cap Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon SiM High Yield Opportunities Fund are service marks of American Beacon Advisors, Inc.

AR 8/15

ITEM 2.	CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code November 12, 2013 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Ms. Brenda A. Cline, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Ms. Brenda Cline is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$ 403,681	8/31/2014
$ 348,423	8/31/2015

(b) Audit-Related Fees	Fiscal Year Ended
$ 0	8/31/2014
$ 0	8/31/2015

(c) Tax Fees	Fiscal Year Ended
$ 38,250	8/31/2014
$ 53,005	8/31/2015

(d) All Other Fees	Fiscal Year Ended
$ 0	8/31/2014
$ 0	8/31/2015

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$ 38,250	$63,855	N/A	8/31/2014
$ 53,005	$46,065	N/A	8/31/2015

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President American Beacon Funds

Date: November 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr. President American Beacon Funds

Date: November 9, 2015

By	/s/ Melinda G. Heika
Melinda G. Heika Treasurer American Beacon Funds

Date: November 9, 2015